As filed with the SEC on 04/15/2014	Registration No. 333-69327 811-04613

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [ ]
Pre-Effective Amendment No. [ ]
Post-Effective Amendment No. 25 [X]
AND
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]
Amendment No. 103
_____________

VARIABLE ACCOUNT C
(Exact Name of Registrant)

UNION SECURITY INSURANCE COMPANY
(Name of Depositor)

2323 Grand Boulevard
Kansas City, MO 64108
(Address of Depositor’s Principal Office)

(816) 474-2345
(Depositor’s Telephone Number, Including Area Code)
_____________

ERIN C. SCHWERZMANN
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
751 BROAD STREET
NEWARK, NEW JERSEY 07102
(Name and Address of Agent for Service)

_____________

It is proposed that this filing will become effective (check appropriate space):

□ immediately upon filing pursuant to paragraph (b) of Rule 485

■ on May 1, 2014 pursuant to paragraph (b) of Rule 485
(date)
□ 60 days after filing pursuant to paragraph (a)(1) of Rule 485

□ on pursuant to paragraph (a)(1) of Rule 485
(date)

■ This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

PART A:

INFORMATION REQUIRED IN THE PROSPECTUS

WALL STREET SERIES VUL

FLEXIBLE PREMIUM INDIVIDUAL VARIABLE LIFE INSURANCE POLICIES
VARIABLE ACCOUNT C
UNION SECURITY INSURANCE COMPANY

ADMINISTERED BY:
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
751 BROAD STREET
NEWARK, NJ 07102

TELEPHONE: 1-800-231-5453
PROSPECTUS DATED: MAY 1, 2014

This Prospectus describes information about the Wall Street Series VUL. Some policy features may not be available in some states and there may be variations in your Policy from descriptions contained in this prospectus because of differences in state law that affect the Policies.

Wall Street Series VUL is a flexible premium variable life insurance policy. It is:

•	Flexible premium, generally, you may decide when to make premium payments and in what amounts.
•	Variable, because the value of your life insurance policy will fluctuate with the performance of the underlying funds.

You may allocate your Premium Payment to “Sub-Accounts.” The Sub-Accounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products and certain other non-public investors (“Funds”). These are not the same mutual funds that you buy through your stockbroker or through a retail mutual fund even though they may have similar investment strategies and the same portfolio managers as retail mutual funds. This policy offers you Funds with investment strategies ranging from conservative to aggressive and you may pick those Funds that meet your investment goals and risk tolerance. The Funds are part of the following portfolio companies: Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc, and Fidelity Variable Insurance Product Funds . The Funds are described in greater detail in “The Funds” section of this prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The policy is no longer available for sale. This prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made. No person is authorized to make any representations in connection with this offering other than those contained in this prospectus. Replacing any existing life insurance policy with this policy may not be to your advantage.

In compliance with US law prospectuses are delivered to contract owners that currently  reside outside of the United States.

This prospectus can also be obtained from the Securities and Exchange Commission’s website (http://www.sec.gov). Prospectuses for the Underlying Funds can be obtained from your financial professional or by logging on to www.hartfordinvestor.com. The prospectuses contain detailed information, including risks, charges and fees, so please read it carefully before you invest or send money.

This life insurance policy IS NOT:
•	a bank deposit or obligation;
•	federally insured; or
•	endorsed by any bank or governmental agency.

Union Security Insurance Company

Table of Contents

Summary of Benefits and Risks……………………………………………………………………………………………………………………………	1
Fee Tables…………………………………………………………………………………………………………………………………………………………..	3
About Us…………………………………………………………………………………………………………………………………………………………….	5
Union Security Insurance Company………………………………………………………………………………………………………………..	5
Variable Account C…………………………..…………………………………………………………………………………………………………….	5
The Funds…………………………………………………………………………………………………………………………………….………………..	6
The General Account………………………………………………………………………………………………………………………………………	9
Charges and Deductions……………………………………………………………………………………………………………………………………..	9
Your Policy………………………………………………………………………………………………………………………………………………………….	12
Premiums……………………………………………………………………………………………………………………………………………………………..	19
Death Benefits and Policy Values…………………………………………………………………………………………………………………………	22
Making Withdrawals From Your Policy…………………………………………………………………………………………………………………	24
Loans……………………………………………………………………………………………………………………………………………………………………	24
Lapse and Reinstatement……………………………………………………………………………………………………………………………………..	25
Federal Tax Considerations…………………………………………………………………………………………………………………………………	26
Legal Proceedings…………………………………………………………………………………………………………………………………………………	33
Restrictions on Financial Transactions…………………………………………………………………………………………………………………	33
Financial Statements……………………………………………………………………….…………………………………………………………………..	33
Glossary of Special Terms…………………………………………….………………………………………………………………………………………	34
Where You Can Find More Information……………………………………………………………….………………………………………………	36

Table of Contents of the Fund Prospectuses

Fidelity Variable Insurance Product Funds:
Fidelity VIP Money Market Portfolio……………………………………………………..…...………………….	Appendix 1

Hartford HLS Series Fund II, Inc.:
Hartford Growth Opportunities HLS Fund……………………………………………..…...………….……….	Appendix 2
Hartford Small/Mid Cap Equity HLS Fund…………………………………………………….....….....…..……	Appendix 3
Hartford SmallCap Growth HLS Fund…………………………………………………………..…....……..……	Appendix 4
Hartford U.S. Government Securities HLS Fund……………..………………….…………...…..……..………	Appendix 5

Hartford Series Fund, Inc.:
Hartford Balanced HLS Fund…………………..………………………………………...……………..……….	Appendix 6
Hartford Capital Appreciation HLS Fund…………………………………………………...……………..……	Appendix 7
Hartford Disciplined Equity HLS Fund…………………………………………………...…………….…..……	Appendix 8

Union Security Insurance Company

Hartford Dividend and Growth HLS Fund…………………………………………………...………..……..……	Appendix 9
Hartford Global Growth HLS Fund………………………………………………………………………………...	Appendix 10
Hartford Growth HLS Fund……………………………………………………...……………………………..…	Appendix 11
Hartford High Yield HLS Fund……………………………………………………...………………….……..……	Appendix 12
Hartford Index HLS Fund…………………………………………………………………………………....……	Appendix 13
Hartford International Opportunities HLS Fund………………………………………………...…….…..……	Appendix 14
Hartford MidCap Value HLS Fund……………………………………………………...………………….……	Appendix 15
Hartford Stock HLS Fund……………………………………………………...…………………………....……	Appendix 16
Hartford Total Return Bond HLS Fund……………………………………………………...……………..……	Appendix 17
Hartford Ultrashort Bond HLS Fund……………………………………………………...………………..……	Appendix 18
Hartford Value HLS Fund……………………………………………………...…………………………………	Appendix 19

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Summary of Benefits and Risks

This section contains a summary of the benefits available under the policy and the principal risks of purchasing the policy. It is only a summary and you should read the entire prospectus.

Benefits of Your Policy

Policy Summary — We will pay the Death Benefit to the named Beneficiaries upon the death of the Insured. You, as the Policy Owner, pay the Premiums for the Policy and name the Beneficiary. The Insured is the person whose life is insured under the Policy. You allocate Premiums to the Underlying Funds and can accumulate Policy Value on a tax-deferred basis. We deduct policy fees and charges from the Premiums and the Policy Value. You may access the Policy Value through loans and withdrawals.

Flexibility — The policy is designed to be flexible to meet your specific life insurance needs. You have the flexibility to choose death benefit options, investment options, and premiums you pay.

Death Benefit — While the policy is in force and when the insured dies, we pay a death benefit to your beneficiary. However, your death benefit will never be less than the Minimum Death Benefit. See Death Benefits and Policy Values. You select one of two death benefit options:

•	Level Option (“Option A”): The death benefit equals the current Face Amount.
•	Return of Policy Value Option (“Option B”): The death benefit is the current Face Amount plus the Policy Value of your policy on the date we receive due proof of the insured’s death .

The death benefit is reduced by any money you owe us, such as outstanding loans, loan interest, or unpaid charges. You may change your death benefit option under certain circumstances. You may increase or decrease the Face Amount on your policy under certain circumstances.

Guaranteed Death Benefit — Generally, your death benefit coverage will last as long as there is enough Cash Surrender Value in your policy to pay for the monthly charges we deduct. Since this is a variable life policy, values of your policy will fluctuate based on the performance of the underlying investment options you have chosen. Without the Guaranteed Death Benefit your policy will lapse if the cash surrender value is insufficient to pay your monthly charges. However, when the Guaranteed Death Benefit feature is in effect, the policy will not lapse, regardless of the investment performance of the underlying funds.

Investment Options — You may invest in a variety of investment options and a General Account. You may transfer money among your investment choices, subject to restrictions.

Premium Payments — You have the flexibility to choose how you pay premiums. You choose a planned premium when you purchase the policy. You may change your planned premium, or pay additional premiums any time, subject to certain limitations.

Right to Examine Your Policy — You have a limited right to return the policy for cancellation after purchase. See “Your Policy — Policy Rights.”

Withdrawals and Surrenders — You may take money out of your policy once per year after the first policy year, subject to certain minimums. You may also surrender your policy in full. (See “Risks of Your Policy,” below).

Loans — You may use this policy as collateral to obtain a loan from Us.

Settlement Options — You or your beneficiary may choose to receive the proceeds of the policy over a period of time by using one of several settlement options.

Optional Coverage — You may add other coverages to your policy. See “Your Policy — Other Benefits.”

Tax Benefits — In most cases, you are not taxed on earnings until you take earnings out of the policy (commonly known as “tax-deferral”). The death benefit may be subject to Federal and state estate taxes but your beneficiary will generally not be subject to income tax on the death benefit.

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Risks of Your Policy

This is a brief description of the principal risks of the policy.

Investment Performance — The value of your policy will fluctuate with the performance of the investment options you choose. Your investment options may decline in value, or they may not perform to your expectations. Your policy values in the Sub-Accounts are not guaranteed. Charges and fees may have a significant impact on Policy Value and the investment performance of the Sub-Accounts (particularly with policies with lower Policy Value). A comprehensive discussion of the risks of the underlying Funds held by each Sub-Account may be found in the underlying Fund’s prospectus. You should read the prospectuses for the Funds for information about the risks of each investment option.

Unsuitable for Short-Term Savings — The policy is designed for long term financial planning. You should not purchase the policy if you will need the premium payment in a short time period because surrenders may be subject to a surrender charge. The surrender charge is proportionally higher during the early years of the policy, and may more than offset any increase in Policy Value.

Risk of Lapse — Your policy could terminate if the value of the policy becomes too low to support the policy’s monthly charges. If this occurs, we will notify you in writing. You will then have a 61-day grace period to pay additional amounts to prevent the policy from terminating.

Withdrawal Limitations — You can take a withdrawal after the first policy year. Withdrawals will reduce your policy’s death benefit, may increase the risk of policy lapse , and may be subject to a transaction fee.

Transfer Limitations — We reserve the right to limit the size of transfers and remaining balances, and to limit the number and frequency of transfers among your investment options and the General Account.

Loans — Taking a loan from your policy may increase the risk that your policy will lapse, will have a permanent effect on the policy’s Policy Value, and will reduce the death proceeds.

Adverse Tax Consequences — You may be subject to income tax if you receive any loans, withdrawals or other amounts from the policy, and you may be subject to a 10% penalty tax. Under certain circumstances, your policy may become a modified endowment policy under federal tax law. If these circumstances were to occur, loans and other pre-death distributions are includable in gross income on an income first basis, and may be subject to a 10% penalty (unless you have attained age 591⁄2). You should consult with a tax adviser before taking steps that may affect whether your policy becomes a modified endowment policy. There could be significant adverse tax consequences if the policy should lapse or be surrendered when there are loans outstanding. See “Taxes.”

Tax Law Changes — Tax laws, regulations, and interpretations are subject to change. Such changes may impact the expected benefits of purchasing this policy.

Credit Risk — Any Death Benefit guarantee provided by the policy or any rider and the Fixed Account obligations depend on the Company’s financial ability to fulfill its obligations. You should review the Company’s financial statements which are available upon request and are attached to the Statement of Additional Information (SAI).

Increase in Current Fees and Expenses — Certain policy fees and expenses may be currently charged at less than their maximum amounts. We may increase these current fees and expenses up to the guaranteed maximum levels.

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Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the maximum fees and expenses that you will pay at the time that you buy the policy, surrender the policy, take a withdrawal or transfer cash value between investment options.

Transaction Fees

Charge	When Charge is Deducted	Amount Deducted
Premium Tax Charge	When you pay premium.	Maximum Charge: 2.5% of each premium payment Current Charge: 0.0% of each premium payment
Surrender Charge	When you partially or fully surrender your policy, or your policy lapses, during the first 14 policy years, or during the 11 years after any requested increase in Face Amount.	Maximum Charge: $40.00 per $1,000 of Face Amount surrendered.
Transaction Fee	When you make a withdrawal or a transfer between investment options.	Maximum Charge: $25 per transaction Current Charge: $0 per transaction
Loan Interest Rate1	Monthly if you have taken a loan on your policy.	Maximum Charge: 7.0% annually

1 Loan Accounts are credited with interest at an annual rate of 4.0%.

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including Fund fees and expenses.

Annual Charges Other Than Fund Operating Expenses

Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance Charges1	Monthly.
Minimum Charge:
$ 0.045 per $1,000 of net amount at risk for a 10 year old female.
Maximum Charge:
$ 83.333 per $1,000 of amount at risk at attained age 99.
Charge for representative insured:
$ 0.1325 per $1,000 of amount at risk for a male, issue age 34, standard non-smoker.

Monthly Administrative Charge	Monthly.	Maximum Charge: $11.50 plus $0.13 per $1,000 of Face Amount Current Charge: $5.00 per month
Asset Based Monthly Charge	Monthly.	Maximum Charge: 1.2% of Policy Value invested in the Sub-Accounts.
Guaranteed Death Benefit Charge	Monthly.	Maximum Charge: 0.06% per $1,000 of Face Amount for the guarantee period that lasts until age 85.
Waiver of Selected Amount Rider2	Monthly.
Minimum Charge:
$ 0.1942 per $100 of selected amount for an insured age 18-37 .
Maximum Charge:
$ 2.00833 per $100 of selected amount for an insured age 59.
Charge for representative insured:
$ 0.1942 per $100 of selected amount for an insured age 34.

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Waiver of Monthly Deduction Rider3	Monthly.
Minimum Charge:
$ 0.005833 per $1,000 of death benefit for a non-smoker age 15-17 .
Maximum Charge:
$ 0.52667 per $1,000 of death benefit for a smoker, age 59.
Charge for representative insured:
$ 0.01 per $1,000 death benefit for an insured age 34, non-smoker .

Additional Insured Rider4	Monthly.
Minimum Charge:
$ 0.029167 per $1,000 of benefit for a female, issue age 0, during the first policy year.
Maximum Charge:
$ 27.174167 per $1,000 of benefit for a male smoker, attained age 94.
Charge for representative insured:
$1.73 per $1,000 of benefit for a male, issue-age 34, non-smoker during the first policy year.

Primary Insured Rider4	Monthly.
Minimum Charge:
$0.22 per $1,000 of benefit for a female, issue age 0, during the first policy year.
Maximum Charge:
$326.09 per $1,000 of benefit for a male smoker, attained age 94.
Charge for representative insured:
$ 0.07083 per $1,000 of benefit for a male, issue-age 34, standard non-smoker during the first policy year.

Cost of Living Adjustment Rider		No charge.
Child Insurance Rider	Monthly.	Maximum and Current Charge: $6.50 per $1,000 of benefit for all children.
Accelerated Benefit Rider	When benefit is exercised. This charge is an interest discount, which is a present value calculation, of the accelerated benefit plus an administrative charge.	Maximum Charge: 10% interest discount plus $300 Current Charge: 5.27% interest discount plus $100

1 The cost of insurance charge varies based on individual characteristics of amount at risk, gender, age, policy year, underwriting class, and Face Amount. At any time the “amount at risk” is the death benefit reduced by a factor less the Policy Value. For substandard risks such as aviation, the charge includes a flat dollar amount per $1,000 of Face Amount. The charges shown in the table may not be representative of the charge that you will pay. You may obtain more information about the charge that would apply to you by obtaining a personalized illustration free of charge from your financial representative or by calling us at 1-800-231-5453 .

2 This charge varies based on individual characteristics of the selected amount to be waived, and the age of the insured. The charges shown in the table may not be representative of the charge that you will pay. You may obtain more information about the charge that would apply to you by obtaining a personalized illustration free of charge from your financial representative or by calling us at 1-800-231-5453 .

3 This charge varies based on individual characteristics of the amount of death benefit, underwriting class, and age of the insured. The charges shown in the table may not be representative of the charge that you will pay. You may obtain more information about the charge that would apply to you by obtaining a personalized illustration free of charge from your financial representative or by calling us at 1-800-231-5453 .

4 This charge varies based on individual characteristics of the amount of death benefit of the rider, underwriting class, policy year, and age of the insured. The charges shown in the table may not be representative of the charge that you will pay. You may obtain more information about the charge that would apply to you by obtaining a personalized illustration free of charge from your financial representative or by calling us at 1-800-231-5453 .

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Annual Fund Operating Expenses

Each Sub-account purchases shares of the corresponding underlying Fund at net asset value. The net asset value of an underlying Fund reflects the investment advisory fees and other expenses of the underlying Fund that are deducted from the assets in that underlying Fund. These underlying Fund expenses may vary from year to year and are more fully described in each underlying Fund’s prospectus.

This table shows the minimum and maximum total operating expenses charged by the underlying Funds expressed as a percentage of average daily net assets, for the year ended December 31, 2013.

	Minimum	Maximum
Total Annual Fund Operating Expenses (these are expenses that are deducted from Fund assets, including management fees, distribution, and/or service (12b-1) fees, and other expenses)	0.33%	0 .85%

About Us

Union Security Insurance Company

Union Security Insurance Company (“Union Security” or the “Company”) is the issuer of the contracts. Union Security Insurance Company was formerly called Fortis Benefits Insurance Company. Union Security Insurance Company is a Kansas corporation founded in 1910. It is qualified to sell life insurance and annuity contracts in the District of Columbia and in all states except New York.

Union Security is a wholly owned subsidiary of Assurant, Inc. (“Assurant” or the “Parent”) and Assurant, Inc. is the ultimate parent of Union Security Insurance Company. Assurant, Inc. is a premier provider of specialized insurance products and related services in North America and selected other international markets. Its stock is traded on the New York Stock Exchange under the symbol AIZ.

All of the guarantees and commitments under the contracts are general obligations of Union Security. None of Union Security’s affiliated companies has any legal obligation to back Union Security’s obligations under the contracts.

On January 2, 2013, Hartford Life and Annuity Insurance Company (“Hartford”) entered into agreements with The Prudential Insurance Company of America (“Prudential”) under which Prudential reinsured the obligations of Hartford under the variable life policies and provides administration for the policies. Prior to January 2, 2013, Hartford provided administration for the policies issued by Union Security Insurance Company (“USIC”) in accordance with the terms of the Administrative Services Agreement dated April 1, 2001 by and between USIC and Hartford (“Hartford Administrative Services Agreement”).

Prudential is a New Jersey domiciled life insurance company with offices located in Newark, New Jersey. Prudential’s mailing address is 213 Washington Street, Newark, NJ 07102. Prudential is ultimately controlled by Prudential Financial, Inc.

Variable Account C

The Sub-Accounts are subdivisions of our separate account, called Variable Account C. Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of the Company’s other assets. The Company is obligated to pay all amounts promised to policy owners under the policy. Your assets in the Separate Account are held exclusively for your benefit and may not be used for any of our other liabilities.

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Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of the Company’s other assets. The assets of the Separate Account may not be used to pay any liabilities of the Company other than those arising from the Policies. The Company is obligated to pay all amounts promised to Contract Owners in accordance with the terms of the Policy.

The Funds

The Sub-Accounts of the Separate Account purchase shares of mutual funds set up exclusively for variable annuity and variable life insurance products. These funds are not the same mutual funds that you buy through your stockbroker or through a retail mutual fund, but they may have similar investment strategies and the same portfolio managers as retail mutual funds. You choose the Sub-Accounts that meet your investment style.

We do not guarantee the investment results of any of the underlying Funds. Since each underlying Fund has different investment objectives, each is subject to different risks. In addition, in a low interest rate environment, yields for Money Market Sub-Accounts, after deduction of policy charges, may be negative even though the underlying Fund’s yield, before deducting for such charges, is positive. If you allocate a portion of your Policy Value to a Money Market Sub-Account or participate in an Asset Allocation Program where Policy Value is allocated to a Money Market Sub-Account under the applicable asset allocation model, that portion of your Policy Value may decrease in value.

You may order a Fund’s Statement of Additional Information free of charge by calling us at 1-800-231-5453 . You should read the following investment objectives and the prospectuses for each of the Funds listed below for detailed information about each Fund before investing. The Funds may not be available in all states.

You may also allocate some or all of your premium payments to the “General Account,” which pays a declared interest rate. See “The General Account.”

Below is a table that lists the underlying Funds in which the Subaccounts invest, each Fund’s investment adviser and sub-adviser, if applicable, and each Fund’s investment objective. More detailed information concerning a Fund’s investment objective, investment strategies, risks and expenses is contained in each Fund’s prospectus.

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Fidelity Variable Insurance Product Funds
Fidelity VIP Money Market Portfolio – Service Class1	Seeks a high level of current income as is consistent with preservation of capital and liquidity.	Fidelity Management & Research Company Sub-advised by Fidelity Investments Money Market, Inc. and other investment advisers.
Hartford HLS Series Fund II, Inc.
Hartford Growth Opportunities HLS Fund — Class IA	Seeks capital appreciation.	Hartford Fund Management Company, LLC Sub-advised by Wellington Management Company, LLP
Hartford SmallCap Growth HLS Fund — Class IA	Seeks long-term capital appreciation.	Hartford Fund Management Company, LLC Sub-advised by Wellington Management Company, LLP
Hartford Small/Mid Cap Equity HLS Fund — Class IA	Seeks long-term growth of capital.	Hartford Fund Management Company, LLC Sub-advised by Wellington Management Company, LLP
Hartford U.S. Government Securities HLS Fund — Class IA	Seeks to maximize total return while providing shareholders with a high level of current income consistent with prudent investment risk.	Hartford Fund Management Company, LLC Sub-advised by Wellington Management Company, LLP

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Hartford Series Fund, Inc.
Hartford Balanced HLS Fund — Class IA	Seeks long-term total return.	Hartford Fund Management Company, LLC Sub-advised by Wellington Management Company, LLP
Hartford Capital Appreciation HLS Fund — Class IA 2	Seeks growth of capital.	Hartford Fund Management Company, LLC Sub-advised by Wellington Management Company, LLP
Hartford Disciplined Equity HLS Fund — Class IA	Seeks growth of capital.	Hartford Fund Management Company, LLC Sub-advised by Wellington Management Company, LLP
Hartford Dividend and Growth HLS Fund — Class IA	Seeks a high level of current income consistent with growth of capital.	Hartford Fund Management Company, LLC Sub-advised by Wellington Management Company, LLP
Hartford Global Growth HLS Fund — Class IA	Seeks growth of capital.	Hartford Fund Management Company, LLC Sub-advised by Wellington Management Company, LLP
Hartford Growth HLS Fund — Class IA3	Seeks long-term capital appreciation.	Hartford Fund Management Company, LLC Sub-advised by Wellington Management Company, LLP
Hartford High Yield HLS Fund — Class IA	Seeks to provide high current income, and long-term total return.	Hartford Fund Management Company, LLC Sub-advised by Wellington Management Company, LLP
Hartford Index HLS Fund — Class IA	Seeks to provide investment results which approximate the price and yield performance of publicly traded common stocks in the aggregate.	Hartford Fund Management Company, LLC Sub-advised by Wellington Management Company, LLP
Hartford International Opportunities HLS Fund — Class IA	Seeks long-term growth of capital.	Hartford Fund Management Company, LLC Sub-advised by Wellington Management Company, LLP
Hartford MidCap Value HLS Fund — Class IA4	Seeks long-term capital appreciation.	Hartford Fund Management Company, LLC Sub-advised by Wellington Management Company, LLP
Hartford Stock HLS Fund — Class IA	Seeks long-term growth of capital.	Hartford Fund Management Company, LLC Sub-advised by Wellington Management Company, LLP
Hartford Total Return Bond HLS Fund — Class IA	Seeks a competitive total return, with income as a secondary objective.	Hartford Fund Management Company, LLC Sub-advised by Wellington Management Company, LLP
Hartford Ultrashort Bond HLS Fund — Class IA5	Seeks total return and income consistent with preserving capital and maintaining liquidity.	Hartford Fund Management Company, LLC Sub-advised by Wellington Management Company, LLP
Hartford Value HLS Fund — Class IA	Seeks long-term total return.	Hartford Fund Management Company, LLC Sub-advised by Wellington Management Company, LLP
1.
In a low interest rate environment, yields for money market funds, after deduction of Contract charges may be negative even though the fund’s yield, before deducting for such charges, is positive. If you allocate a portion of your Contract Value to a money market Sub-Account or participate in an Asset Allocation Program where Contract Value is allocated to a money market Sub-Account, that portion of your Contract Value may decrease in value.

2.	Closed to all premium payments and transfers of Policy Value for all policies issued on or after 5/2/2005.
3.	On or about June 23, 2014, Hartford Growth HLS Fund – Class IA will merge into the Hartford Growth Opportunities HLS Fund – Class IA.
4.	Closed to new and subsequent Premium Payments and transfers of Contract Value.
5.	Formerly Hartford Money Market HLS Fund — Class IA.

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Mixed and Shared Funding — Shares of the Funds may be sold to our other separate accounts and our insurance company affiliates or other unaffiliated insurance companies to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as mixed and shared funding. As a result, there is a possibility that a material conflict may arise between the interests of policy owners, and of owners of other contracts whose contract values are allocated to one or more of these other separate accounts investing in any one of the Funds. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another underlying fund. There are certain risks associated with mixed and shared funding. These risks are disclosed in the Funds’ prospectuses accompanying this prospectus.

Voting Rights — We currently vote shares of the underlying Funds owned by the Separate Account according to the instructions of Policy Owners. However, if the 1940 Act or any related regulations or interpretations should change and we decide that we are permitted to vote the shares of the underlying Funds in our own right, we may decide to do so. For Sub-Accounts in which you have invested as of the record date, we will notify you of shareholder’s meetings of the Funds purchased by those Sub-Accounts. We will send you proxy materials and instructions for you to provide voting instruction. We will arrange for the handling and tallying of proxies received from you or other policy owners. If you give no instructions, we will vote those shares in the same proportion as shares for which we received instructions. As a result of proportional voting, the vote of a small number of policy owners could determine the outcome of a proposal subject to shareholder vote. We determine the number of Fund shares that you may instruct us to vote by applying a conversion factor to each policy owner’s unit balance. The conversion factor is calculated by dividing the total number of shares attributed to each sub-account by the total number of units in each subaccount. Fractional votes will be counted. We determine the number of shares as to which the policy owner may give instructions as of the record date for a Fund’s shareholder meeting.

Substitutions, Additions, or Deletions of Funds — Subject to any applicable law, we may make certain changes to the
Underlying Funds offered under your Policy. We may, in our sole discretion, establish new Funds. New Funds may be made available to existing Policy Owners as we deem appropriate. We may also close one or more Funds to additional Premium Payments or transfers from existing Funds. We may liquidate one or more Sub-Accounts if the board of directors of any Fund determines that such actions are prudent. Unless otherwise directed, investment instructions will be automatically updated to reflect the Fund surviving after any merger or liquidation.

We may eliminate the shares of any of the funds from the Policy for any reason and we may substitute shares of another registered investment company for shares of any Fund already purchased or to be purchased in the future by the Separate Account. To the extent required by the 1940 Act, substitutions of shares attributable to your interest in a Fund will not be made until we have the approval of the SEC and we have notified you of the change.

In the event of any substitution or change, we may, by appropriate endorsement, make any changes in the Policy necessary or appropriate to reflect the substitution or change. If we decide that it is in the best interest of the Policy Owner, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be deregistered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other Separate Accounts.

Fees and Payments We Receive from Funds and related parties — We receive substantial fees and payments with respect to the Funds that are offered through your Contract (sometimes referred to as “revenue sharing” payments). We consider these fees and payments, among a number of facts, when deciding to include a Fund that we offer through the Contract. All of the Funds on the overall menu make payments to Hartford or an affiliate. We receive these payments and fees under agreements between us and a Fund’s principal underwriter transfer agent, investment adviser and/or other entities related to the Funds in amounts up to 0.55% of assets invested in a Fund. These fees and payments may include asset-based sales compensation and service fees under distribution and/or servicing plans adopted by Funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. These fees and payments may also include administrative service fees and additional payments, expense reimbursements and other compensation. Hartford expects to make a profit on the amount of the fees and payments that exceed Hartford’s own expenses, including our expenses of payment compensation to broker-dealers, financial institutions and other persons for selling the Contracts.

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The availability of these types of arrangements creates an incentive for us to seek and offer Funds (and classes of shares of such Funds) that pay us revenue sharing. Other funds (or available classes of shares) may have lower fees and better overall investment performance.

As of December 31, 2013, we have entered into arrangements to receive administrative service payments and/or Rule 12b-1 fees from the following Fund complex (or affiliated entity): HL Investment Advisors, LLC and Fidelity Variable Insurance Product Funds .

We are affiliated with Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (collectively, the “HLS Funds”) based on our affiliation with their investment advisers HL Investment Advisors, LLC and Hartford Investment Management Company. In addition to investment advisory fees, we, or our other insurance company affiliates, receive fees to provide, among other things, administrative, processing, accounting and shareholder services for the HLS Funds.

Not all Fund complexes pay the same amount of fees and compensation to us and not all Funds pay according to the same formula. Because of this, the amount of fees and payments received by Hartford varies by Fund and Hartford may receive greater or less fees and payments depending on the Funds you select. Revenue sharing payments and Rule 12b-1 fees did not exceed 0.50% and 0.25%, respectively, in 2013 , and are not expected to exceed 0.50% and 0.25%, respectively, of the annual percentage of the average daily net assets (for instance, assuming that you invested in a Fund that paid us the maximum fees and you maintained a hypothetical average balance of $10,000, we would collect a total of $85 from that Fund). For the fiscal year ended December 31, 2013 , revenue sharing payments and Rule 12b-1 fees did not collectively exceed approximately $1.96 million . These fees do not take into consideration indirect benefits received by offering HLS Funds as investment options.

The General Account

The portion of the prospectus relating to the General Account is not registered under the 1933 Act and the General Account is not registered as an investment company under the 1940 Act. The General Account is not subject to the provisions or restrictions of the 1933 Act or the 1940 Act and the staff of the SEC has not reviewed the disclosure regarding the General Account. The following disclosure about the General Account may be subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of disclosure.

The General Account credits at least 4% per year. We are not obligated to, but may, credit more than 4% per year. If we do, such rates are determined at our sole discretion. Hartford does not guarantee that any crediting rate above the guarantee rate will remain for any guaranteed period of time. You assume the risk that, at any time, the General Account may credit no more than 4%.

Charges and Deductions

Deductions from Premium

Before your premium is allocated to the Sub-Accounts and/or the General Account, we may deduct a percentage from your premium for a premium tax charge. The amount allocated after the deductions is called your Net Premium.

Premium Tax Charge — The current premium tax charge is 0.0% of premium, and the maximum premium tax charge that we may assess is 2.5% of premium. This charge reimburses us for premium and other taxes we may have to pay in connection with the policies.

Deductions from Policy Value

Monthly Deduction Amounts — Each month we will deduct an amount from your Policy Value to pay for the benefits provided by your policy. This amount is called the Monthly Deduction Amount and equals the sum of:

•	the charge for the cost of insurance;
•	the monthly administrative charge;
•	the asset-based monthly charge;
•	the Guaranteed Death Benefit charge;
•	any charges for additional benefits provided by rider.

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Each Monthly Deduction Amount will be deducted pro rata from the General Account and each of the Sub-Accounts, unless you instruct us otherwise. The Monthly Deduction Amount will vary from month to month.

Cost of Insurance Charge — The “cost of insurance” charge compensates the Company for providing insurance protection. It is deducted each month as part of the Monthly Deduction Amount and is designed to compensate the Company for the costs of paying death benefits. The charge for the cost of insurance equals:

•	the monthly cost of insurance rate per $1,000, multiplied by
•	the amount at risk, divided by
•	$1,000.

On any Monthly Activity Date, the amount at risk equals the Death Benefit divided by 1.00327374, less the Policy Value on that date, prior to assessing the Monthly Deduction Amount.

Cost of insurance rates will be determined on each policy anniversary based on our future expectations of such factors as mortality, expenses, interest, persistency and taxes. A table of guaranteed cost of insurance rates per $1,000 will be included in your policy, however, we reserve the right to use rates less than those shown in the table. Substandard risks will be charged higher cost of insurance rates. The multiple will be based on the insured’s substandard rating. The charge for the cost of insurance for substandard risks may also include a flat amount applicable to certain special mortality risks such as aviation. The charge is a flat dollar amount per $1,000 of Face Amount.

Any changes in the cost of insurance rates will be made uniformly for all insureds of the same issue ages, sexes, risk classes and whose coverage has been in-force for the same length of time. No change in insurance class or cost will occur on account of deterioration of the insured’s health.

Because your Policy Value and death benefit may vary from month to month, the cost of insurance may also vary on each Monthly Activity Date. The cost of insurance depends on your policy’s amount at risk. Items which may affect the amount at risk include the amount and timing of premium payments, investment performance, fees and charges assessed, rider charges, policy loans and changes to the Face Amount.

Monthly Administrative Charge — We deduct a monthly administrative charge from your Policy Value to compensate us for issue and administrative costs of the policy. The current charge is $5.00 per month, and the maximum charge will not exceed $11.50 per month. We may also assess an additional charge of up to $0.13 per thousand dollars of face amount then in force.

Asset Based Monthly Charge —We make a monthly deduction from your Policy Value invested in the Sub-Accounts. The current charge is based on an annual effective percentage rate:

Sub-Account value (no loans)	Years 1-9	Years 10+
$0 - $25,000	1.10%	0.70%
$25,001 to $250,000	0.70%	0.30%
$250,001 or more	0.35%	0.10%

The rate of the charge is lower for each succeeding tier. For example, if the Policy Value were $35,000 in year 3, the rate for the first $25,000 would be 1.10% and 0.70% for the remaining $10,000 of Policy Value.

The maximum asset based monthly charge is 1.2%.

The asset based monthly charge is designed to defray the expenses of processing applications and issuing the policies, to reimburse us for the cost of distributing the policies, and to compensate us for the risks we assume under the policies. These risks include the risk that the costs of administrative services that the policies require will exceed the costs that we anticipate.

Guaranteed Death Benefit Charge — There is no charge for the first 5 policy years of the death benefit guarantee if the insured is age 70 or under when the policy is issued. If the insured is age 71 or more when the policy is issued,

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there is no charge for the first 2 policy years, or until age 75 if greater. If you select a longer guarantee period, we deduct a monthly charge for the rest of the guarantee period as follows:

•
For the guarantee period that lasts until age 65, the current charge is $0.01 per thousand dollars of Face Amount in effect under the policy and any riders. The maximum charge is $0.03 per thousand dollars of Face Amount.

•
For the guarantee period that lasts until age 85, the current charge is $0.02 per thousand dollars of Face Amount in effect under the policy and any riders. The maximum charge is $0.06 per thousand dollars of Face Amount.

Rider Charge — If your policy includes riders, a charge applicable to the riders is made from the Policy Value each month. The charge applicable to these riders is to compensate us for the anticipated cost of providing these benefits and is specified on the applicable rider. For a description of the riders available, see “Your Policy — Supplemental Benefits.”

Surrender Charge — If the policy is surrendered or lapses during the first 14 policy years, or during the 14 years following any requested increase in Face Amount, we deduct a surrender charge from your Policy Value.

The amount of the surrender charge depends on the Face Amount and the age of the insured person as follows:

Insured’s Age at Time of Policy Issuance or Face Amount Increase	Surrender Charge per Thousand Dollars of Face Amount or Face Amount Increase
0-27	$9.00
28-34	$10.00
35-38	$11.00
39-42	$12.00
43-45	$13.00
46-48	$14.00
49-51	$16.00
52-53	$18.00
54-55	$20.00
56-57	$22.00
58-59	$25.00
60-61	$29.00
62-63	$33.00
64-65	$38.00
66-80	$40.00

Any amount of surrender charge decreases automatically by a constant amount each year beginning in the sixth year of its 14 year period until, in the fifteenth year, it is zero.

For example, if the insured is age 52 at the time a policy with $100,000 of Face Amount is issued, the surrender charge would initially be $1,800, which is the result of $18.00 per $1,000 of the Face Amount. The surrender charge during the first 15 policy years would be as follows, assuming you do not increase your
Face Amount:

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Policy Year	Surrender Charge
1	$1,800
2	$1,800
3	$1,800
4	$1,800
5	$1,800
6	$1,620
7	$1,440
8	$1,260
9	$1,080
10	$900
11	$720
12	$540
13	$360
14	$180
15	$0

Transaction Fee — We may charge a transaction fee of up to $25 for each partial withdrawal , although we have no current plans to do so . We may charge a transaction fee of up to $25 for each transfer between the Sub-Accounts and the General Account, although we have no current plans to do so.

Charges for the Funds

The investment performance of each Fund reflects the management fee that the Fund pays to its investment manager as well as other operating expenses that the Fund incurs. Investment management fees are generally daily fees computed as a percentage of a Fund’s average daily net assets as an annual rate. Please read the prospectus for each Fund for complete details.

Your Policy

Policy Rights

Policy Owner, or “you” — As long as your policy is in force, you may exercise all rights under the policy while the insured is alive and no beneficiary has been irrevocably named.

Beneficiary — The beneficiary is the person you name in the application to receive any death benefit. You may change the beneficiary (unless irrevocably named) while the insured is alive by notifying us in writing. If no beneficiary is living when the insured dies, the death benefit will be paid to you if living; or, otherwise, to your estate.

Insured — The insured is the person on whose life the policy is issued. You name the insured in the application of the policy. The policy owner must have an insurable interest on the life of the insured in order for the policy to be valid under state law and for the policy to be considered life insurance for federal income tax purposes. An insurable interest generally exists when there is a demonstrable interest in something covered by an insurance policy, the loss of which would cause deprivation or financial loss. There must be a valid insurable interest at the time the policy is issued. If there is not a valid insurable interest, the policy will not provide the intended benefits. Through our underwriting process, we will determine whether the insured is insurable.

You may request to change the Insured’s risk class to a more favorable class if the health of the Insured has improved or if the Insured no longer uses nicotine. Upon providing us satisfactory evidence, we will review the risk classification. If we grant a change in risk classification, only future cost of insurance rates will be based on the

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more favorable class and all other contract terms and provisions will remain as established at issue. We will not change a risk class on account of deterioration of your health.

Assignment — You may assign your policy. Until you notify us in writing, no assignment will be effective against your policy. We are not responsible for the validity of any assignment.

Statements — We will send you a statement at least once each year, showing:

•	the current Policy Value, Cash Surrender Value and Face Amount;
•	the premiums paid, monthly deduction amounts and any loans since your last statement;
•	the amount of any Indebtedness;
•	any notifications required by the provisions of your policy; and
•	any other information required by the Insurance Department of the state where your policy was delivered.

Change of Address — It is important that you notify us if you change your address. If your mail is returned to us, we are likely to suspend future mailings until an updated address is obtained.  In addition, we may rely on third party, including the US Postal Service, to update your current address. Unless preempted by ERISA, failure to give us a current address may result in payments due and payable on your life policy being considered abandoned property under state law, and remitted to the applicable state.

Right to Examine a Policy — You have a limited right to return your policy for cancellation. You may deliver or mail the policy to us or to the agent from whom it was purchased any time during your free look period. Your free look period begins on the day you receive your policy and ends ten days after you get it (or longer in some states). In such event, the policy will be rescinded and we will pay an amount equal to the greater of the premiums paid for the policy less any Indebtedness or the sum of: i) the Policy Value less any Indebtedness, on the date the returned policy is received by us or the agent from whom it was purchased; and, ii) any deductions under the policy or charges associated with the Separate Account, less applicable federal and state income tax withholding. If your policy is replacing another policy, your free look period and the amount paid to you upon the return of your policy vary by state.

Replacements

A “replacement” occurs when a new policy is purchased and, in connection with the sale, an existing policy is surrendered, lapsed, forfeited, assigned to another insurer, otherwise terminated or used in a financial purchase. A “financial purchase” occurs when the purchase of a new life insurance policy or annuity contract involves the use of money obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender or loan. There are some circumstances where replacing your existing life insurance policy can benefit you. However, there are many circumstances where a replacement will not be in your best interest. You should carefully review the costs, benefits and features of your existing life insurance policy against a proposed policy to determine whether a replacement is in your best interest.

Other Policy Provisions

Incontestability — We cannot contest the Policy after it has been in force, during the Insured’s lifetime, for two years from its Date of Issue, except for non-payment of premium.

Any increase in the Face Amount for which evidence of insurability was obtained, will be incontestable only after the increase has been in force, during the Insured’s lifetime, for two years from the effective date of the increase.

The Policy may not be contested for more than two years after the reinstatement date. Any contest We make after the Policy is reinstated will be limited to material misrepresentations in the evidence of insurability provided to Us in the request for reinstatement. However, the provision will not affect Our right to contest any statement in the original application or a different reinstatement request which was made during the Insured’s lifetime from the Date of Issue of the Policy or a subsequent reinstatement date.

Suicide Exclusion — If, within two years from the Date of Issue, the Insured dies by suicide, while sane or insane, Our liability will be limited to the premiums paid less Indebtedness and less any withdrawals .

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If, within two years from the effective date of any increase in the Face Amount for which evidence of insurability was obtained, the Insured dies by suicide, while sane or insane, Our liability with respect to such increase, will be limited to the Cost of Insurance for the increase.

Policy Limitations

Allocations to Sub-Accounts and the General Account — You may allocate amounts to a maximum of twenty (20) different Sub-Accounts and the General Account at any given time.  We may at any time limit the number of Sub-Accounts and the General Account that you may use.

Transfers of Policy Value — You may transfer your Policy Value from one investment option to another, unless a Grace Period is in effect. We reserve the right to limit the number and amount of transfers, or to impose charges upon transfers. If we limit the number of transfers, the limit will never be less than four transfers per policy year. Unless you are transferring the entire amount you have in an investment option, each transfer must be at least $250. We reserve the right to raise this minimum transfer amount up to $1,000.

Can you transfer from one Sub-Account to another?

You may make transfers between Sub-Accounts according to the following policies and procedures, as they may be amended from time to time.

What is a Sub-Account Transfer?

A Sub-Account transfer is a transaction requested by you that involves reallocating part or all of your Policy Value among the underlying Funds available in your Policy. Your transfer request will be processed as of the end of the Valuation Day that it is received in Good Order at our Service Office . Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.

What Happens When you Request a Sub-Account Transfer?

Many Policy Owners request Sub-Account transfers. Some request transfers into (purchases) a particular Sub-Account, and others request transfers out of (redemptions) a particular Sub-Account. In addition, some Policy Owners allocate Premium Payments to Sub-Accounts, and others request Surrenders. We combine all the daily requests to transfer out of a Sub-Account along with all Surrenders from that Sub-Account and determine how many shares of that underlying Fund we would need to sell to satisfy all Policy Owners’ “transfer-out” requests. At the same time, we also combine all the daily requests to transfer into a particular Sub-Account or Premium Payments allocated to that Sub-Account and determine how many shares of that underlying Fund we would need to buy to satisfy all Policy Owners’ “transfer-in” requests.

In addition, many of the underlying Funds that are available as investment options in our variable life policies are also available as investment options in variable annuity contracts, retirement plans, funding agreements and other products offered by us or our affiliates. Each day, investors and Policy Owners in these other products engage in similar transfer transactions.

We take advantage of our size and available technology to combine sales of a particular underlying Fund for many of the variable annuities, variable life insurance policies, retirement plans, funding agreements or other products offered by us or our affiliates. We also combine many of the purchases of that particular underlying Fund for many of the products we offer. We then “net” these trades by offsetting purchases against redemptions. Netting trades has no impact on the price you pay for or receive upon the purchase or sale of an investment option. This means that we sometimes reallocate shares of an underlying Fund rather than buy new shares or sell shares of the underlying Fund.

For example, if we combine all transfer-out (redemption) requests and Surrenders of a stock Fund Sub-Account with all other sales of that underlying Fund from all our other products, we may have to sell $1 million dollars of that Fund on any particular day. However, if other Policy Owners and the owners of other products offered by us, want to transfer-in (purchase) an amount equal to $300,000 of that same underlying Fund, then we would send a sell order to the Fund for $700,000 (a $1 million sell order minus the purchase order of $300,000) rather than making two or more transactions.

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Are There Any Charges for Transfers Among Sub-Accounts?

Under the Policy, we have the right to assess an Administrative Transfer Fee of up to $25 per transfer after the first transfer you make in any month. We are currently not assessing Administrative Transfer Fees.

What Restrictions Are There on your Ability to Make a Sub-Account Transfer?

First, you may make only one Sub-Account transfer request each day. We limit each Policy Owner to one Sub-Account transfer request each Valuation Day. We count all Sub-Account transfer activity that occurs on any one Valuation Day as one “Sub-Account transfer”, however, you cannot transfer the same Policy Value more than once a Valuation Day.

For Example:

•	If the only transfer you make on a day is a transfer of $10,000 from one Sub-Account into another Sub-Account, it would count as one Sub-Account transfer.
•
If, however, on a single day you transfer $10,000 out of one Sub-Account into five other Sub-Accounts (dividing the $10,000 among the five other Sub-Accounts however you chose), that day’s transfer activity would count as one Sub- Account transfer.

•
• Likewise, if on a single day you transferred $10,000 out of one Sub-Account into ten other Sub-Accounts (dividing the $10,000 among the ten other Sub-Account however you chose), that day’s transfer activity would count as one Sub-Account transfer.

•
Conversely, if you have $10,000 in Policy Value distribution among 10 different Sub-Accounts and you request to transfer the Policy Value in all those Sub-Accounts into one Sub-Account, that would also count as one Sub-Account transfer.

•
However, you cannot transfer the same Policy Value more than once in one day. That means if you have $10,000 in a Money Market Fund Sub-Account and you transfer all $10,000 into a Stock Fund Sub-Account, on that same day you could not then transfer the $10,000 out of the Stock Fund Sub-Account into another Sub-Account.

Second, you are allowed to submit a total of 20 Sub-Account transfers each Policy Year (the “Transfer Rule”) by U.S. Mail, Voice Response Unit, Internet, telephone, same day mail or courier service. Once you have reached the maximum number of Sub-Account transfers, you may only submit any additional Sub-Account transfer requests (and any trade cancellation requests) in writing through U.S. Mail or overnight delivery service. In other words, Voice Response Unit, Internet, same day mail service or telephone transfer requests will not be honored. We may, but are not obligated to, notify you when you are in jeopardy of approaching these limits. For example, we may send you a letter after your 10th Sub-Account transfer to remind you about the Transfer Rule. After your 20th transfer request, our computer system will not allow you to do another Sub-Account transfer by telephone, Voice Response Unit or via the Internet. You will then be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.

We reserve the right to aggregate your Contracts (whether currently existing or those recently surrendered) for the purposes of enforcing these restrictions.

The Transfer Rule does not apply to Sub-Account transfers that occur automatically as part of a Company sponsored asset allocation or Dollar Cost Averaging program. Reallocations made based on an underlying Fund merger, substitution or liquidation also do not count toward this transfer limit. Restrictions may vary based on state law.

We make no assurances that the Transfer Rule is or will be effective in detecting or preventing market timing.

Third, policies have been designed to restrict excessive Sub-Account transfers. You should not purchase this Policy if you want to make frequent Sub-Account transfers for any reason. In particular, don’t purchase this Policy if you plan to engage in “market timing,” which includes frequent transfer activity into and out of the same underlying Fund, or frequent Sub-Account transfers in order to exploit any inefficiencies in the pricing of an underlying Fund. Even if you do not engage in market timing, certain restrictions may be imposed on you, as discussed below:

Underlying Fund Trading Policies

Generally, you are subject to underlying Fund trading policies, if any. We are obligated to provide, at the underlying Fund’s request, tax identification numbers and other shareholder identifying information contained in our records to assist underlying Funds in identifying any pattern or frequency of Sub-Account transfers that may violate their trading

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policy. In certain instances, we have agreed to assist an underlying Fund, to help monitor compliance with that Fund’s trading policy.

We are obligated to follow each underlying Fund’s instructions regarding enforcement of their trading policy. Penalties for violating these policies may include, among other things, temporarily or permanently limiting or banning you from making Sub-Account transfers into an underlying Fund or other funds within that fund complex. We are not authorized to grant exceptions to an underlying Fund’s trading policy. Please refer to each underlying Fund’s prospectus for more information. Transactions that cannot be processed because of Fund trading policies will be considered not in Good Order .

In certain circumstances, Underlying Fund trading policies do not apply or may be limited. For instance:

•	Certain types of financial intermediaries may not be required to provide us with shareholder information.
•
“Excepted funds” such as money market funds and any underlying Fund that affirmatively permits short-term trading of its securities may opt not to adopt this type of policy. This type of policy may not apply to any financial intermediary that an underlying Fund treats as a single investor.

•	A Fund can decide to exempt categories of Policy Owners whose Policies are subject to inconsistent trading restrictions or none at all.
•
Non-shareholder initiated purchases or redemptions may not always be monitored. These include Sub-Account transfers that are executed: (i) automatically pursuant to a company sponsored contractual or systematic program such as transfers of assets as a result of “dollar cost averaging” programs, asset allocation programs, automatic rebalancing programs, loans, or systematic withdrawal programs; (ii) as a result of the payment of a Death Benefit; (iii) as a result of any deduction of charges or fees under a Policy; or (iv) as a result of payments such as loan repayments, scheduled Premium Payments, scheduled withdrawals or surrenders, retirement plan Premium Payments.

Possibility of Undetected abusive trading or market timing.

We may not be able to detect or prevent all abusive trading activities. For instance,

•	Since we net all the purchases and redemptions for a particular underlying Fund for this and many of our other products, transfers by any specific market timer could be inadvertently overlooked.
•
Certain forms of variable annuities and types of underlying Funds may be attractive to market timers. We can not provide assurances that we will be capable of addressing possible abuses in a timely manner.

•
Our policies apply only to individuals and entities that own or are Policy Owners under this Policy. However, the underlying Funds that make up the Sub-Accounts of this Policy are available for use with many different variable life insurance policies, variable annuity products and funding agreements, and they are offered directly to certain qualified retirement plans. Some of these products and plans may have less restrictive transfer rules or no transfer restrictions at all.

•
In some cases, we are unable to count the number of Sub-Account transfers requested by group annuity participants co-investing in the same Funds (“Participants”) or enforce the Transfer Rule because we do not keep Participants’ account records for a Contract. In those cases, the Participant account records and Participant Sub-Account transfer information are kept by such owners or its third party service provider. These owners and third party service providers may provide us with limited information or no information at all regarding Participant Sub-Account transfers.

How are you affected by frequent Sub-Account Transfers?

We are not responsible for losses or lost investment opportunities associated with the effectuation of these policies. Frequent Sub-Account transfers may result in the dilution of the value of the outstanding securities issued by an underlying Fund as a result of increased transaction costs and lost investment opportunities typically associated with maintaining greater cash positions. This can adversely impact underlying Fund performance and, as a result, the performance of your Policy. This may also lower the Death Benefit paid to your Beneficiary.

Separate Account investors could be prevented from purchasing underlying Fund shares if we reach an impasse on the execution of an underlying Fund’s trading instructions. In other words, an underlying Fund complex could refuse to allow new purchases of shares by all our variable product investors if the Fund and we can not reach a mutually acceptable agreement on how to treat an investor who, in a Fund’s opinion, has violated the Fund’s trading policy.

In some cases, we do not have the tax identification number or other identifying information requested by a Fund in our records. In those cases, we rely on the Policy Owner to provide the information. If the Policy Owner does not

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provide the information, we may be directed by the Fund to restrict the Policy Owner from further purchases of Fund shares. In those cases, all participants under a plan funded by the Policy will also be precluded from further purchases of Fund shares.

Transfers from/to the General Account — Except for transfers made under the Dollar Cost Averaging Program, you may only make one transfer out of the General Account each year, and the transfer may not be for more than 50% of the General Account value. However, if the value in the General Account is less than $1,000, the entire amount may be transferred from the General Account to the Separate Account. As a result of these restrictions, it can take several years to transfers amounts from the General Account to the Sub-Accounts.

Deferral of Payments — State law allows us to defer payment of any Cash Surrender Values, withdrawals and loan amounts which are not attributable to the Sub-Accounts for up to six months from the date of the request. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis. If we defer payment for more than 30 days, we will pay you interest.

Qualification of Life Insurance — We may increase the death benefit, limit a Face Amount increase, return premium payments or send you a withdrawal to make sure the policy qualifies as life insurance.

Changes to Contract or Separate Account

Modification of Policy — The only way the policy may be modified is by a written agreement signed by our President, or one of our Vice Presidents, Secretaries, or Assistant Secretaries.

Substitution of Funds — We reserve the right to substitute the shares of any other registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account provided that the substitution has been approved by the Securities and Exchange Commission.

Change in Operation of the Separate Account — The operation of the Separate Account may be modified to the extent permitted by law, including deregistration under the securities laws.

Separate Account Taxes — Currently, no charge is made to the Separate Account for federal, state and local taxes that may be allocable to the Separate Account. A change in the applicable federal, state or local laws which impose tax on Hartford and/or the Separate Account may result in a charge against the policy in the future. Charges for other taxes, if any, allocable to the Separate Account may also be made.

Other Benefits

Supplemental Benefits — The following supplemental benefits are among the options that may be included in a policy by rider, subject to the restrictions and limitations set forth therein.

•
Disability Riders — There are two disability benefit riders available. You can choose either a Waiver of Selected Amount rider which provides for a monthly payment to the Policy Value during disability, or a Waiver of Monthly Deductions rider which waives the monthly deduction during disability. You can choose only one of these two riders.

•
Waiver of Selected Amount Rider — We will pay a monthly premium in an amount you select, so long as the insured person is totally disabled (as defined in the rider). The minimum amount you can select is $25. The maximum amount is described in the rider, but is at least equal to the recommended monthly minimum premium for your policy (capped at the monthly recommended minimum premium for a $2 million dollar policy). See the rider for further details.

•
Waiver of Monthly Deductions Rider — We will waive all monthly charges under your policy and riders that we otherwise would deduct from your Policy Value, so long as the insured person is totally disabled (as defined in the rider). While we are paying benefits under this rider we will not permit you to request any increase in the Face Amount of your policy’s coverage. Loan interest will not be paid for you under this rider, and the policy could, under certain circumstances, lapse for nonpayment of loan interest.

•
Additional Insured Rider — We will provide term life insurance on the life of the insured person or on the life of one or more of the immediate family members of the insured person. When this rider covers a life other than the insured it is convertible to a variable universal life policy available for conversions, under our published rules at the time of conversion. If this rider covers the insured, it may be exchanged for a face amount increase in the same amount under the policy.

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Primary Insured Rider — We will provide term life insurance on the life of the insured person. This rider is available only when the policy is first issued. This rider is not convertible to another policy. However, you may exchange the coverage under the rider for a face amount increase in the same amount under the policy.

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Cost of Living Adjustment Rider —We will automatically increase your policy’s Face Amount of insurance at certain specified dates and based on a specified index. After you have met our eligibility requirements for this rider, these increases will not require that evidence be provided to us about whether the insured person continues to meet our requirements for insurance coverage. These automatic increases are on the same terms (including additional charges) as any other Face Amount increase you request except that there is no minimum increase amount. There is no additional charge for the rider itself, although the automatic increases in the Face Amount will cause the monthly insurance charge deducted from your Policy Value to increase in order to pay for the additional coverage. The monthly recommended minimum premium will also increase. This rider terminates (1) when an increase is refused, (2) when there is a decrease in Face Amount, or (3) the policy anniversary following the date the insured reaches age 65

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Child Insurance Rider — We will provide term life insurance coverage on all the eligible children of the insured person under the policy. This rider is convertible to individual life policies (except for term coverage) available for conversions, under our published rules at the time of conversion.

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Accelerated Benefit Rider — This rider provides for a benefit to be requested if the policy’s insured person is diagnosed as having a terminal illness (as defined in the rider). The maximum amount you may accelerate under this rider prior to the insured person’s death is $500,000. The accelerated payment will be discounted for twelve months’ interest, and will be reduced by any outstanding policy loans. The interest rate discount will be equal to the lesser of (1) the rate set out by the Internal Revenue Code; (2) the rate according to state law that is the adjustable policy loan interest rate; or (3) 10%. There is no charge for this rider, but an administrative fee (not to exceed $300) will be charged at the time the benefit is paid. The accelerated benefit rider which forms a part of the Policy should be consulted for details regarding eligibility for, and the terms and limitations of, the benefit. We can also furnish further information about the amount of the benefit available to you under your policy.

Tax consequences of additional rider benefits — Adding or deleting riders, or increasing or decreasing coverage under existing riders can have tax consequences. You should consult a qualified tax adviser.

Policy Settlement Options

Proceeds from your Policy may be paid in a lump sum or may be applied to one of our settlement options.

Safe Haven Program Option — If the Death Benefit payment is $10,000 or greater, the Beneficiary may elect to have their death proceeds paid through our Safe Haven Program (“Safe Haven Program”). Under the Safe Haven Program, the proceeds remain in Our General Account and the Beneficiary will receive a draft book. Proceeds are guaranteed by the claims paying ability of the Company; however, it is not a bank account and is not insured by Federal Deposit Insurance Corporation (FDIC). The Beneficiary can write one draft for the total amount of the payment, or keep the money in the General Account and write drafts accounts as needed. We will credit interest at a rate determined periodically in our sole discretion. For federal income tax purposes, the Beneficiary will be deemed to have received the lump sum payment on transfer of the Death Benefit Proceeds to the General Account. Any interest paid to the Beneficiary (Accountholder) will be taxable to the Beneficiary (Accountholder) in the tax year that it is credited. We may not offer the Safe Haven Account in all states and we reserve the right to discontinue offering it at any time. Although there are no direct charges for the Safe Haven Program, Hartford earns investment income from the proceeds under the program. The investment income earned is likely more than the amount of interest we credit to the Beneficiary (Accountholder) and Hartford may make a profit from the difference.

The minimum amount that may be placed under the following settlement options is $5,000, subject to our then-current rules. Once payments under the Second Option, the Third Option or the Fourth Option begin, no surrender may be made for a lump sum settlement in lieu of the life insurance payments. The following payment options are available to you or your beneficiary. Your beneficiary may choose a settlement.

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First Option — Interest Income

Payments of interest at the rate we declare (but not less than 3% per year) on the amount applied under this option.

Second Option — Income of Fixed Amount

Equal payments of the amount chosen until the amount applied under this option (with interest of not less than 3% per year) is exhausted. The final payment will be for the balance remaining.

Third Option — Payments for a Fixed Period

An amount payable monthly for the number of years selected, which may be from one to 30 years.

Fourth Option — Life Income

Life Annuity — An annuity payable monthly during the lifetime of the annuitant and terminating with the last monthly payment due preceding the death of the annuitant. A payee would receive only one monthly payment if the annuitant dies after the first payment, two payments if the annuitant dies after the second payment, and so forth.

Life Annuity with 120 Monthly Payments Certain — An annuity providing monthly income to the annuitant for a fixed period of 120 months and for as long thereafter as the annuitant shall live.

Other arrangements for income payments may be agreed upon.

Benefits at Maturity — The policy matures on the date of death of the insured.

Class of Purchasers

Reduced Charges — The Policy is available for purchase by individuals, corporations and other entities. We may reduce or waive certain charges described above where the size or nature of such sales results in savings to us with respect to sales, underwriting, administrative or other costs. Eligibility for these reductions will be determined by factors that We believe are relevant to the expected reduction of our expenses. Some of these reductions may be guaranteed and others may be subject to modification. We may modify, from time to time on a uniform basis, both the amounts of reductions and the criteria for qualification. Reductions in these charges will not be unfairly discriminatory against any person, including the affected policy owners invested in the Separate Account.

How Policies are Sold

Pruco Securities, LLC (“Prusec”), an indirect wholly-owned subsidiary of Prudential Financial, acts as the principal underwriter of the Policy.  Prusec, organized on September 22, 2003 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a registered member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). (Prusec is a successor company to Pruco Securities Corporation, established on February 22, 1971.)  Prusec’s principal business address is 751 Broad Street, Newark, New Jersey 07102.

We pay compensation to broker-dealers, financial institutions and other parties (“Financial Intermediaries”) for the sale of the policies according to schedules in the sales agreements and other agreements reached between us and the Financial Intermediaries. Such compensation generally consists of commissions on a specified amount of premium paid for the Policy.

Your financial professional typically receives a portion of the compensation that is payable to his or her broker-dealer in connection with the sale of the policy, depending on the agreement between your financial professional and his or her firm.

These payments are described in more detail in the Statement of Additional Information (SAI) printed with this prospectus. You may also obtain a copy of the SAI by calling 1-800-231-5453.

Premiums

Premium Payment Flexibility — You have considerable flexibility as to when and in what amounts you pay premiums under your policy.

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Prior to policy issue, you choose a planned premium, within a range determined by us. Your planned premium is generally an estimated premium which would keep your policy in force until the insured person reaches age 65, or for 5 years if the insured person is older than age 60. We will send you premium notices for planned premiums. Such notices may be sent on an annual, semi-annual or quarterly basis. You may also have premiums automatically deducted monthly from your checking account. When we receive scheduled or regular premium payments from you through pre-authorized transactions such as, checking deduction (ACH), payroll deduction or through a government allocation arrangement, a summary of these transactions will appear on your annual statement and you will not receive a confirmation statement after each transaction. The planned premiums and payment mode you select are shown on your policy’s specifications page. You may change the planned premiums, subject to our minimum amount rules then in effect.

After the first premium has been paid, your subsequent premium payments are flexible. The actual amount and frequency of payment will affect the Policy Value and could affect the amount and duration of insurance provided by the policy. Your policy may lapse if the value of your policy becomes insufficient to cover the monthly deduction amounts. In such case you may be required to pay additional premiums in order to prevent the policy from terminating. For details see, “Lapse and Reinstatement.”

You may pay additional premiums at any time prior to the scheduled maturity date, subject to the following limitations:

•	The minimum premium that we will accept is $25 or the amount required to keep the policy in force.
•	We reserve the right to refund any excess premiums that would cause the policy to fail to meet the definition of life insurance under the Internal Revenue Code.*
•	We reserve the right to require evidence of insurability for any premium payment that results in an increase in the death benefit greater than the amount of the premium.
•	We will return any excess premium to you if it will cause the Policy to become a modified endowment contract (MEC) and request further instructions.*
•	Any premium payment in excess of $1,000,000 is subject to our approval.

*
If the policy has an outstanding policy loan, we will apply all or a portion of the excess premium as a loan repayment instead of returning the excess premium. If the excess premium can be applied within 30 days of receipt and not cause a MEC or failure to meet the definition of life insurance, we will hold the excess without interest and apply it on such date.

In some cases, applying a subsequent premium payment in a policy year could result in your policy becoming a modified endowment contract (MEC) (See Federal Tax Considerations section for additional information on MEC policies). If we receive a subsequent premium payment that would cause the Policy to become a MEC, we will follow these procedures:

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If the premium is received more than 20 calendar days prior to the Policy Anniversary Date or if it is greater than your planned premium, we will apply the premium to the Policy. We will notify you in writing that your Policy has become a MEC and provide you with the opportunity to correct the MEC status as specified in the notice. You have 2 weeks from the date of the notice to respond..

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If we receive the premium within 20 calendar days prior to the policy anniversary date and it is less than or equal to the planned premium, the premium payment will be considered not in Good Order . We will hold the payment without interest and credit it to the policy on the policy anniversary date. If the policy anniversary date is not a Valuation Date, the payment will then be credited on the next Valuation Date following the policy anniversary. The owner will be notified of our action after the premium payment has been credited.

These procedures may not apply if there has been a material change to your policy that impacts the 7-pay limit or 7-pay period because the start of the 7-pay year may no longer coincide with your policy anniversary.

In some cases, applying a subsequent premium payment in a policy year could cause your Policy to fail the definition of life insurance. If we receive a subsequent premium payment that would cause the Policy to fail the definition of life insurance, the premium payment will be considered not in Good Order and we will follow these procedures:

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If the premium is received more than 20 calendar days prior to the Policy Anniversary Date or if it is greater than your planned premium, we will return the excess premium payment to you and await further instructions.

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If we receive the premium within 20 calendar days prior to the policy anniversary date and it is less than or equal to the planned premium, we will hold the payment without interest and credit the premium payment on the policy anniversary date. If the policy anniversary date is not a Valuation Date, the payment will then be credited on the next Valuation Date following the policy. The owner will be notified of our action after the premium payment has been credited.

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Allocation of Premium Payments

Any premiums we receive prior to the issuance of the Policy will be held in a non-interest bearing suspense account during the underwriting process. With respect to any initial premium payment received before the contract date and any premium payment that is not in Good Order , we may temporarily hold the Premium in a suspense account and we may earn interest on such amount. You will not be credited interest during that period.  The monies held in the suspense account may be subject to claims of our general creditors. The premium payment will not be reduced nor increased due to market fluctuations during that period. After the Policy is issued, premium payments are not applied to the Policy until they are received in Good Order at our Premium office or received by us via wire.

Initial Net Premium — During the application process, you choose how you want to allocate your initial Net Premium among the Sub-Accounts and the General Account on the premium allocation form. Any Net Premium received by us in Good Order prior to the end of the Right to Examine Period, will be allocated to the Hartford Money Market HLS Fund Sub-Account based on the next computed value of the Hartford Money Market HLS Fund Sub-Account. Upon the expiration of the Right to Examine Period, we will automatically allocate the value in the Hartford Money Market HLS Fund to the Fixed Account (if applicable) and the Sub-Accounts according to your premium allocation instructions.

Subsequent Net Premiums — For subsequent Net Premium Payments, you may send allocation instructions to our Service Office in accordance with our then current procedures. If you make a subsequent premium payment and do not provide us with allocation instructions, we will allocate the premium payment among the Sub-Accounts and the General Account in accordance with your most recent allocation instructions. Any allocation instructions will be effective upon receipt by us in Good Order and will apply only to premium payments received on or after that date. Subsequent premium payments received by us in Good Order will be credited to your Policy based on the next computed value of a Sub-Account following receipt of your premium payment. Net Premiums allocated to the General Account will be credited to your Policy on the day business day they are received.

You may not exceed twenty (20) investment choices at any given time and the percentage you allocate to each Sub-Account and/or the General Account must be in whole percentages.

How to send premium payments:

Mail

You should send premium payments to the address on your bill.  Your premium payments will be picked up at this address and delivered to our Payment Office .

Wire

You may also arrange to pay your premium payments by wire. To wire payments call 1-800-231-5453 or email LifeService@prudential.com.

You will receive several different types of notifications as to what your current premium allocation is. Each transaction confirmation received after we receive a premium payment will show how a Net Premium has been allocated. Additionally, each quarterly statement summarizes the current premium allocation in effect for your policy.

If your most recent premium allocation instructions include a Fund (merging Fund) that has been merged into another Fund (surviving Fund) and we do not receive alternative instructions, we will allocate the premium among the Sub-Accounts and the Fixed Account based on your most recent allocation instructions, except that we will apply the premium that would have been allocated to the merging Fund to the surviving Fund. If your most recent premium allocation instructions include a Fund that has been liquidated, generally, unless we receive alternative instructions, we will automatically amend your allocation instructions to replace the liquidated fund with the Money Market Fund.

Accumulation Units — Net Premiums allocated to the Sub-Accounts are used to credit accumulation units to such Sub-Accounts.

The number of accumulation units in each Sub-Account to be credited to a policy and the amount to be credited to the General Account will be determined, first, by multiplying the Net Premium by the appropriate allocation percentage in order to determine the portion of Net Premiums or transferred Policy Value to be invested in the General Account or

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the Sub-Account. Each portion of the Net Premium or transferred Policy Value to be invested in a Sub-Account is then divided by the accumulation unit value in a particular Sub-Account next computed following its receipt. The resulting figure is the number of accumulation units to be credited to each Sub-Account.

Accumulation Unit Values — The accumulation unit value for each Sub-Account will vary to reflect the investment experience of the applicable Fund and will be determined on each Valuation Day by multiplying the accumulation unit value of the particular Sub-Account on the preceding Valuation Day by the net investment factor for that Sub-Account for the Valuation Period then ended. The net investment factor for each of the Sub-Accounts is equal to the net asset value per share of the corresponding Fund at the end of the Valuation Period (plus the per share amount of any dividend or capital gain distributions by that Fund in the Valuation Period then ended) divided by the net asset value per share of the corresponding Fund at the beginning of the Valuation Period. From this amount, the daily portion of the sales charge and premium tax charge is then subtracted.

All valuations in connection with a policy, e.g., with respect to determining Policy Value, in connection with policy loans, or in calculation of death benefits, or with respect to determining the number of accumulation units to be credited to a policy with each premium payment other than the initial premium payment will be made on the date the request or payment is received by us in Good Order at the Appropriate Payment Office or Service Office , provided such date is a Valuation Day; otherwise such determination will be made on the next succeeding date which is a Valuation Day.

Requests for Sub-Account transfers or premium payments received on any Valuation Day in Good Order after the close of the NYSE or a non-Valuation Day will be invested on the next Valuation Day.

Policy Values — Each policy will have a Policy Value. There is no minimum guaranteed Policy Value.

The Policy Value of a policy changes on a daily basis and will be computed on each Valuation Day. The Policy Value will vary to reflect the investment experience of the Sub-Accounts, the interest credited to the General Account and the Loan Account, and the Monthly Deduction Amounts, Net Premiums paid, and any withdrawals taken.

A policy’s Policy Value is related to the net asset value of the Funds associated with the Sub-Accounts, if any, to which Net Premiums on the policy have been allocated. The Policy Value in the Sub-Accounts on any Valuation Day is calculated by, first, multiplying the number of accumulation units in each Sub-Account as of the Valuation Day by the then current value of the accumulation units in that Sub-Account and then totaling the result for all of the Sub-Accounts. A policy’s Policy Value equals the policy’s value in all of the Sub-Accounts, the General Account, and the Loan Account. A policy’s Cash Value is equal to the Policy Value less any applicable surrender charges. A policy’s Cash Surrender Value, which is the net amount available upon surrender of the policy, is the Cash Value less any Indebtedness. See “Accumulation Unit Values,” above.

We will pay death proceeds, Cash Surrender Values, partial withdrawals, and loan amounts allocable to the Sub-Accounts within seven calendar days after we receive all the information needed to process the payment, unless the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the Commission, Commission declares that an emergency exists or the Commission by order permits the postponement of payment to protect Policy Owners.

Death Benefits and Policy Values

Death Benefit — Your policy provides for the payment of the death proceeds to the named beneficiary upon receipt of due proof of the death of the insured. Your policy will be effective on the policy date only after we receive all outstanding delivery requirements and the initial premium payment. You must notify us in writing as soon as possible after the death of the insured. The death proceeds payable to the beneficiary equal the death benefit less any Indebtedness and less any due and unpaid Monthly Deduction Amount occurring during a grace period.

Death Benefit Options — There are two death benefit options: the Level Death Benefit Option (“Option A”), or the Return of Policy Value Death Benefit Option (“Option B”). Subject to the minimum death benefit described below, the death benefit under each option is as follows:

•	Under Option A, the current Face Amount.
•	Under Option B, the current Face Amount plus the Policy Value on the date of the insured’s death.

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Death Benefit Option Changes — You may change your death benefit option once each year. You must notify us of the change in writing. You may change Option B to Option A. If you do, the face amount will be increased by the amount of the Policy Value on the effective date of the change. You may change Option A to Option B. If you do, the Face Amount will become that amount available as a death benefit immediately prior to the option change, reduced by the then-current Policy Value.

Minimum Death Benefit — The policy must satisfy a death benefit compliance test to qualify as life insurance under section 7702 of the Internal Revenue Code. The test effectively requires that the death benefit always be equal to or greater than the Policy Value multiplied by a certain percentage. Your policy has a minimum death benefit. We will automatically increase the death benefit so that it will never be less than the Policy Value multiplied by the minimum death benefit percentage for the then current year. This percentage varies according to the policy year and the insured’s issue age, sex (where unisex rates are not used) and insurance class. This percentage will never be less than 100% or greater than 1400%. The specified percentage applicable to you is listed on the specifications page of your policy.

Examples of Minimum Death Benefit:

	A	B
Face Amount	$100,000	$100,000
Policy Value	46,500	34,000
Specified Percentage	250%	250%
Death Benefit Option	Option A	Option B

In Example A, the death benefit equals $116,250, i.e., the greater of $100,000 (the Face Amount) or $116,250 (the Policy Value at the date of death) of $46,500, multiplied by the specified percentage of 250%. This amount, less any outstanding Indebtedness, constitutes the death proceeds payable to the beneficiary.

In Example B, the death benefit is $134,000, i.e., the greater of $100,000 (the Face Amount plus the Policy Value of $34,000) or $85,000 (the Policy Value of $34,000, multiplied by the specified percentage of 250%).

Valid Death Claims — The Company will pay the death proceeds (death benefit less indebtedness) to the beneficiary normally within seven days after proof of death of the insured is received by us, at the Individual Life Operations Center, and the Company has: 1) verified the validity of the claim; 2) received all required beneficiary forms and information; 3) completed all investigations of the claim; and 4) determined all other information has been received and is in Good Order .

Unscheduled Increases and Decreases in Face Amount — The face amount may be increased at any time. It may be decreased at any time after the first policy year. A decrease will be allowed only if premiums are at least equal to the sum of 12 monthly minimum premiums for the initial face amount. A comparable restriction applies after any face amount increase. You may request a change in writing. Any increase or decrease will take effect on the first monthly anniversary following that day we approve the request. Changes are subject to the following:

1.
The decrease will be applied to the initial face amount and any increase in face amount in reverse order in which they became effective. The face amount after any requested decrease may not be less than the minimum face amount shown on the policy schedule. A face amount decrease will not be allowed if it would cause the policy to fail to qualify as life insurance under Section 7702 of the Code.

2.
Any request for an increase will require proof of insurability satisfactory to us. An increase will also require sufficient surrender value to cover the first new monthly deduction. The minimum increase is shown on your policy schedule and is subject to our issue rules and limits at the time of increase. Increases will not be allowed if any disability benefit is paid under the terms of a rider.

Charges and Contract Values — Your contract values decrease due to the deduction of policy charges. Contract values may increase or decrease depending on investment performance; investment expenses and fees reduce the investment performance of the Sub-Accounts. Fluctuations in your Policy Value may have an effect on your death benefit. If your contract lapses, the contract terminates and no death benefit will be paid.

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Making Withdrawals from Your Policy

Surrender — Provided your policy has a Cash Surrender Value, you may surrender your policy to us. In such case you may be subject to a surrender charge, see “Surrender Charge.” We will pay you the Cash Surrender Value. Our liability under the policy will cease as of the date we receive your request in writing at our Designated Address, or the date you request your surrender, (our current administration rules allow a policy owner to designate a future surrender date, no more than ten calendar days from the date we receive the request) whichever is later.

Withdrawals — Each year after the first policy year, you may withdraw part of your policy’s Cash Surrender Value. Withdrawals may be subject to a transaction fee. See “Transaction Fee.” You may request a withdrawal on our Partial Withdrawal form. The minimum withdrawal allowed is $250, although we may raise this minimum to $1,000. If the death benefit option then in effect is Option A, the Face Amount will be reduced by the amount of any partial withdrawal. Unless specified, the withdrawal will be deducted on a pro rata basis from the General Account and the Sub-Accounts. We will not permit a withdrawal if it would cause your policy to fail to qualify as life insurance under the tax laws.

Any time after the first policy year, you may make a withdrawal only if your total premium payments to date equal or exceed the sum of 12 recommended monthly minimum premiums for the initial Face Amount of your policy.

We will normally pay You the amount of the Withdrawal or Cash Surrender Value, less any taxes and applicable charges, within seven calendar days of Our receipt of a Good Order request. We may, however, delay payment of amounts from the Sub-Accounts if the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the Commission, the Commission declares that an emergency exists or the Commission by order permits the postponement of payment to protect Policy Owners. In addition, we may delay payment of proceeds that are not attributable to the Sub-Accounts for up to six months for the date of Our receipt of a Good Order request.

Loans

Availability of Loans — At any time while the Policy is in force and has a Cash Surrender Value, You may obtain a loan from Us, subject to certain terms . We will hold the Policy as sole security for repayment of any such loans taken. We may defer granting a loan, for the period permitted by law but not more than six months, unless the loan is to be used to pay premiums on any policies You have with Us.

Unless you specify otherwise, all loan amounts will be transferred on a pro rata basis from the General Account and each of the Sub-Accounts to the Loan Account.

If total Indebtedness equals or exceeds the Cash Value on any Monthly Activity Date, the policy will then go into default. See “Lapse and Reinstatement.”

Loan Repayments — You can repay all or any part of a loan at any time while your policy is in force and the insured is alive. The amount of your policy loan repayment will be deducted from the Loan Account. It will be allocated among the General Account and Sub-Accounts in the same percentage as premiums are allocated.

Effect of Loans on Policy Value — A loan, whether or not repaid, will have a permanent effect on your Policy Value and Death Benefit. This effect occurs because the investment results of each Sub-Account will apply only to the amount remaining in such Sub-Accounts. In addition, the rate of interest credited to the General Account will usually be different than the rate credited to the Loan Account. The longer a loan is outstanding, the greater the effect on your Policy Value is likely to be. Therefore, it is generally advisable to use any Premium Payments made to the Policy while a loan is outstanding to repay the loan. Such effect could be favorable or unfavorable. If the General Account and the Sub-Accounts earn more than the annual interest rate for funds held in the Loan Account, your Policy Value will not increase as rapidly as it would have had no loan been made. If the General Account and the Sub-Accounts earn less than the Loan Account, then your Policy Value will be greater than it would have been had no loan been made.  Additionally, if not repaid, the aggregate amount of the outstanding Indebtedness will reduce the death proceeds and the Cash Surrender Value otherwise payable.

Credited Interest — Any amounts in the Loan Account will be credited with interest at an effective annual rate of 4.0%.

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Interest Charged on Indebtedness — Interest will accrue daily on the Indebtedness at the policy loan rate of not more than 7.0%. Because the interest charged on Indebtedness may exceed the rate credited to the Loan Account, the Indebtedness may grow faster than the Loan Account. If this happens, any difference between the value of the Loan Account and the Indebtedness will be transferred on each policy anniversary or on the date of any loan transaction from the General Account and Sub-Accounts to the Loan Account on a pro rata basis.

Reduced Policy Loan Rates — We will charge interest at a reduced rate of 4% on one policy loan of up to 10% of the Cash Surrender Value in each policy year if:

1)	the Cash Surrender Value is at least $10,000; or
2)	the policy has been in force for 10 years.

The 10% limitation is raised to 15% for such loans obtained in policy years in which the insured is 59½ or older.

Lapse and Reinstatement

The policy will go into default on any Monthly Activity Date if the Cash Surrender Value is not sufficient to cover the Monthly Deduction Amount.

If the policy goes into default, we will send you a lapse notice warning you that the policy is in danger of terminating. That lapse notice will tell you the minimum premium required to keep the policy from terminating. This minimum premium equals the amount to pay three Monthly Deduction Amounts plus the Cash Value deficit as of the day the policy grace period began. That notice will be mailed both to you on the first day the policy goes into default, at your last known address, and to any assignee of record.

Grace Period — We will keep your policy inforce for the 61-day period following the date your policy goes into default. We call that period the policy Grace Period. However, if we have not received the required premiums (specified in your lapse notice) by the end of the policy Grace Period, the policy will terminate unless the Death Benefit Guarantee is in effect. If the insured dies during the Grace Period, we will pay the death benefit reduced by any money you owe us, such as outstanding loans, loan interest or unpaid charges.

Guaranteed Death Benefit — The policy will remain in force at the end of the policy Grace Period as long as the Guaranteed Death Benefit is available, as described below.

The Guaranteed Death Benefit is available so long as:

(a)	the policy is in the Guaranteed Death Benefit Period; and
(b)
on each Monthly Activity Date during that period, the cumulative premiums paid into the policy, less Indebtedness and less withdrawals from the policy, equal or exceed an amount known as the cumulative monthly recommended minimum premium.

The cumulative monthly recommended minimum premium is specified in your policy and is the premium required to maintain the Guaranteed Death Benefit. The cumulative monthly recommended minimum premium will increase if you add any riders, or increase your Face Amount. The cumulative monthly recommended minimum premium will decrease if you terminate any riders or decrease your Face Amount. We will send you an amended schedule page with your new monthly recommended minimum premium.

When you purchase the policy, you may choose one of 3 Guaranteed Death Benefit Periods: (a) 5 years; (b) to age 65 of the insured; or (c) to age 85 of the insured.

However, if the insured is age 71 or older when the policy is issued, the Guaranteed Death Benefit Period for (a) will be the greater of 2 years or until the insured is age 75. If the insured is rated for higher mortality, then only option (a) is available. The choice cannot be changed after the policy is issued. The Guaranteed Death Benefit is not available in all states, and the guarantee period may be shorter in some states due to state limitations.

Regardless of which option is chosen, there is no charge during the period for option (a). After that, the maximum monthly charge for the option (b) guarantee period is $.03 per thousand dollars of Face Amount in effect under the

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policy or under any supplemental term insurance riders, and $.06 per thousand dollars of such Face Amount for the option (c) guarantee period.

Guaranteed Death Benefit Grace Period — If, on each Monthly Activity Date during the Guaranteed Death Benefit Period, the cumulative premiums paid into the policy, less Indebtedness and less withdrawals from the policy, do not equal or exceed the cumulative monthly recommended minimum premium on that date, a Guaranteed Death Benefit Grace Period of 30 days will begin. We will mail to you a notice. That notice will warn you that you are in danger of losing the Guaranteed Death Benefit and will tell you the amount of premium you need to pay to continue the Guaranteed Death Benefit.

The Guaranteed Death Benefit will be removed from the policy if the required premium is not paid by the end of the Guaranteed Death Benefit Grace Period. The Guaranteed Death Benefit will never again be available or in effect on the policy.

Reinstatement — Unless the policy has been surrendered for its Cash Surrender Value, the policy may be reinstated prior to the maturity date, provided:

(a)	the insured is alive at the end of the grace period and is also alive on the date of reinstatement;
(b)	You make your request in writing within five years from the date the policy lapsed;
(c)	You submit to us satisfactory evidence of insurability;
(d)	any policy Indebtedness is repaid; and
(e)	You pay sufficient premium to (1) cover all Monthly Deduction Amounts that are due and unpaid during the Grace Period and (2) keep your policy in force for two months after the date of reinstatement

The Policy Value on the reinstatement date will reflect:

(a)	the Cash Value at the time of termination; plus
(b)	Net Premiums derived from premiums paid at the time of reinstatement; minus
(c)	the Monthly Deduction Amounts that were due and unpaid during the policy Grace Period; plus
(d)	the Surrender Charge at the time of termination.

The surrender charge will be based on the duration from the original policy date as though the policy had never lapsed. If this policy is reinstated, the Incontestable and Suicide Exclusion provisions will go into effect. The contestable period and the suicide exclusion will begin on the date this policy is reinstated and will be based on the application taken at that time.

Federal Tax Considerations

Introduction

The following summary of tax rules does not provide or constitute any tax advice. It provides only a general discussion of certain of the expected federal income tax consequences with respect to amounts contributed to, invested in or received from a Contract, based on our understanding of the existing provisions of the Internal Revenue Code (“Code”), Treasury Regulations thereunder, and public interpretations thereof by the IRS (e.g., Revenue Rulings, Revenue Procedures or Notices) or by published court decisions. This summary discusses only certain federal income tax consequences to United States Persons, and does not discuss state, local or foreign tax consequences. The term United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships, trust or estates that are subject to United States federal income tax, regardless of the source of their income. See “Life Insurance Purchases by Nonresident Aliens and Foreign Corporations,” regarding life insurance purchases by non-U.S. Persons.

This summary has been prepared by us after consultation with tax counsel, but no opinion of tax counsel has been obtained. We do not make any guarantee or representation regarding any tax status (e.g., federal, state, local or foreign) of any Contract or any transaction involving a Contract. In addition, there is always a possibility that the tax treatment of a life insurance contract could change by legislation or other means (such as regulations, rulings or judicial decisions). Moreover, it is always possible that any such change in tax treatment could be made retroactive (that is, made effective prior to the date of the change). Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.

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Although this discussion addresses some of the tax consequences if you use the Contract in various arrangements, including tax-qualified retirement arrangements, deferred compensation plans, split-dollar insurance arrangements or other employee benefits arrangements, the discussion is by no means exhaustive. The tax consequences of any such arrangement may vary depending on the particular facts and circumstances of each individual arrangement and whether the arrangement satisfies certain tax qualification requirements or falls within a potentially adverse and/or broad tax definition or tax classification (e.g., for a deferred compensation or split-dollar arrangement). In addition, the tax rules affecting such an arrangement may have changed recently, e.g., by legislation or regulations that affect compensatory or employee benefit arrangements. Therefore, if you are contemplating the use of a Contract in any arrangement the value of which to you depends in part on its tax consequences, you should consult a qualified tax adviser regarding the tax treatment of the proposed arrangement and of any Contract used in it.

The federal, as well as the state and local, tax laws and regulations may require the Company to report certain transactions with respect to your contract (such as an exchange of or a distribution from the contract) to the Internal Revenue Service and state and local tax authorities, and generally to provide you with a copy of what was reported. This copy is not intended to supplant your own records. It is your responsibility to ensure that what you report to the Internal Revenue Service and other relevant taxing authorities on your income tax returns is accurate based on your books and records . You should review whatever is reported to the taxing authorities by the Company against your own records, and in consultation with your own tax advisor, and should notify the Company if you find any discrepancies in case corrections have to be made.

THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. SPECIAL TAX RULES MAY APPLY WITH RESPECT TO CERTAIN SITUATIONS THAT ARE NOT DISCUSSED HEREIN. EACH POTENTIAL PURCHASER OF A CONTRACT IS ADVISED TO CONSULT WITH A QUALIFIED TAX ADVISER AS TO THE CONSEQUENCES OF ANY AMOUNTS INVESTED IN A CONTRACT UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN TAX LAW.

Taxation of Union Security and the Separate Account

The Separate Account is taxed as a part of Union Security which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. Accordingly, the Separate Account will not be taxed as a “regulated investment company” under Subchapter M of Chapter 1 of the Code. Investment income and realized capital gains on the assets of the Separate Account (the underlying Funds) are reinvested and are taken into account in determining the value of the Accumulation Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the policy.

Currently, no taxes are due on interest, dividends and short-term or long-term capital gain earned by the Separate Account with respect to the policies. Hartford is entitled to certain tax benefits related to the investment of company assets, including assets of the Separate Account. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you since Hartford is the owner of the assets from which the tax benefits are derived.

Income Taxation of Policy Benefits — Generally

For federal income tax purposes, the Policies should be treated as life insurance contracts under Section 7702 of the Code. The death benefit under a life insurance contract is generally excluded from the gross income of the beneficiary. Also, a life insurance policy owner is generally not taxed on increments in the contract value prior to a receipt of some amount from the policy, e.g., upon a partial or full surrender. Section 7702 imposes certain limits on the amounts of the premiums paid and cash value accumulations in a policy, in order for it to remain tax-qualified as a life insurance contract. We intend to monitor premium and cash value levels to assure compliance with the Section 7702 requirements.

Although we believe that the survivor policies are in compliance with Section 7702 of the Code, the manner in which Section 7702 should be applied to certain features of a joint survivorship life insurance contract is not directly addressed by Section 7702. In the absence of final regulations or other guidance issued under Section 7702, there is necessarily some uncertainty whether a last survivor life insurance policy will meet the Section 7702 definition of a life insurance contract.

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At the time We issue the Policy, You must irrevocably elect one of the following tests to qualify the Policy as life insurance under section 7702 of the Code: (a) the cash value accumulation test; or (b) the guideline premium and cash value corridor test.

Under the cash value accumulation test, a Policy’s Death Benefit must be large enough to ensure that the Policy’s Policy Value is never larger than the net single premium that is needed to fund future benefits under the Policy. The net single premium under the Policy varies according to the age(s), sex(es) and underwriting class(s) of the insured(s) and is calculated in accordance with section 7702 and used to determine the minimum death benefit percentages stated in the Policy.

The guideline premium and cash value corridor test is made up of two components, each of which must be satisfied in order to qualify as life insurance under section 7702. Under the guideline premium portion of the test, the total premiums you pay cannot exceed your Policy’s guideline premium limit. The guideline premium limit is the greater of the guideline single premium or the sum of the guideline level premiums to date. Under the cash value corridor portion of the test, the Policy’s Death Benefit may not be less than the Policy Value multiplied by the minimum death benefit percentages set forth in section 7702 (and stated in the Policy).

There is some uncertainty as to the proper determination of the premium limits for purposes of section 7702 and 7702A in the case of policies involving substandard risks. We believe our method of addressing substandard risks is reasonable, but the IRS could take a contrary view. Accordingly, there is a risk that the IRS could contend that certain policies involving substandard risks fail to meet the definition of life insurance in section 7702 or should be considered modified endowment contracts.

We also believe that any loan received under a policy will be treated as indebtedness of the policy owner, and that no part of any loan under a policy will constitute income to the policy owner unless the policy is a modified endowment contract. A surrender or assignment of the policy may have tax consequences depending upon the circumstances. Policy owners should consult a qualified tax adviser concerning the effect of such changes.

There is a risk that the IRS could contend that certain preferred policy loans might not be loans for tax purposes. Instead, the IRS could treat these loans as distributions from the policy. If so, such amounts might be currently taxable. During the first fifteen policy years, an “income first” rule generally applies to distributions of cash required to be made under Code Section 7702 because of a reduction in benefits under the policy.

The policy split option permits, under limited circumstances, a policy to be split into two individual policies on the life of each of the insureds. A policy split may have adverse tax consequences. It is unclear whether a policy split will be treated as a nontaxable exchange or transfer under the Code. Unless a policy split is so treated, among other things, the split or transfer will result in the recognition of taxable income on the gain in the policy. In addition, it is unclear whether, in all circumstances, the individual policies that result from a policy split would be treated as life insurance policies under Section 7702 of the Code or would be classified as modified endowment contracts. The policy owner should consult a qualified tax adviser regarding the possible adverse tax consequences of a policy split.

The Maturity Date Extension Rider allows a policy owner to extend the maturity date to the date of the death of the last surviving insured. If the maturity date of the policy is extended by rider, we believe the policy will continue to be treated as a life insurance contract for federal income tax purposes after the scheduled maturity date. However, due to the lack of specific guidance on this issue, the result is not certain. If the policy is not treated as a life insurance contract for federal income tax purposes after the scheduled maturity date, among other things, the death proceeds may be taxable to the recipient. The policy owner should consult a qualified tax adviser regarding the possible adverse tax consequences resulting from an extension of the scheduled maturity date.

Diversification Requirements

The Code requires that investments supporting your policy be adequately diversified. Code Section 817(h) provides that a variable life insurance contract will not be treated as a life insurance contract for any period during which the investments made by the separate account or underlying fund are not adequately diversified. If a contract is not treated as a life insurance contract, the policy owner will be subject to income tax on annual increases in cash value.

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The Treasury Department’s diversification regulations under Code Section 817(h) require, among other things, that:

•	no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,
•	no more than 70% is represented by any two investments,
•	no more than 80% is represented by any three investments and
•	no more than 90% is represented by any four investments.

In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.

A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the insurer or the policy owner must agree to make adjustments or pay such amounts as may be required by the IRS for the period during which the diversification requirements were not met.

Fund shares may also be sold to tax-qualified plans pursuant to an exemptive order and applicable tax laws. If Fund shares are sold to non-qualified plans, or to tax-qualified plans that later lose their tax-qualified status, the affected Funds may fail the diversification requirements of Code Section 817(h), which could have adverse tax consequences for Contract Owners with premiums allocated to affected Funds. In order to prevent a Fund diversification failure from such an occurrence, Hartford obtained a private ruling letter (“PLR”) from the IRS. As long as the Funds comply with certain terms and conditions contained in the PLR, Fund diversification will not be prevented if purported tax-qualified plans invest in the Funds. Hartford and the Funds will monitor the Funds’ compliance with the terms and conditions contained in the PLR.

Ownership of the Assets in the Separate Account

In order for a variable life insurance contract to qualify for income tax deferral, assets in the separate account supporting the contract must be considered to be owned by the insurance company, and not by the contract owner, for tax purposes. The IRS has stated in published rulings that a variable contract owner will be considered the “owner” of separate account assets for income tax purposes if the contract owner possesses sufficient incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is treated as the “tax owner” of certain separate account assets, income and gain from such assets would be includable in the variable contract owner’s gross income. The Treasury Department indicated in 1986 that, in regulations or revenue rulings it would provide guidance on the extent to which contract owners may direct their investments to particular sub-accounts without being treated as tax owners of the underlying shares. Although no such regulations have been issued to date, the IRS has issued a number of rulings that indicate that this issue remains subject to a facts and circumstances test for both variable annuity and life insurance contracts.

Rev. Rul. 2003-92, indicates that amplified by Rev. Rul. 2007-7, where interests in a partnership offered in an insurer’s separate account are not available exclusively through the purchase of a variable insurance contract (e.g., where such interests can be purchased directly by the general public or others without going through such a variable contract), such “public availability” means that such interests should be treated as owned directly by the contract owner (and not by the insurer) for tax purposes, as if such contract owner had chosen instead to purchase such interests directly (without going through the variable contract). None of the shares or other interests in the fund choices offered in our Separate Account for your Contract are available for purchase except through an insurer’s variable contracts or other permitted entities.

Rev. Rul. 2003-91 indicates that an insurer could provide as many as 20 fund choices for its variable contract owners (each with a general investment strategy, e.g., a small company stock fund or a special industry fund) under certain circumstances, without causing such a contract owner to be treated as the tax owner of any of the underlying fund assets. The ruling does not specify the number of fund options, if any, that might prevent a variable contract owner from receiving favorable tax treatment. As a result, we believe that any owner of a contract also should receive the same favorable tax treatment. However, there is necessarily some uncertainty here as long as the IRS continues to use a facts and circumstances test for investor control and other tax ownership issues. Therefore, we reserve the right to modify the Contract as necessary to prevent you from being treated as the tax owner of any underlying assets.

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Tax Deferral during Accumulation Period

Under existing provisions of the Code, except as described below, any increase in a policy owner’s contract value is generally not taxable to the policy owner unless amounts are received (or are deemed to be received) under the policy prior to the insured’s death. If there is a total withdrawal from the policy, then the surrender value will be includable in the policy owner’s income to the extent that the amount received exceeds the policy’s “basis” or “investment in the contract.” (If there is any debt at the time of a total withdrawal, then such debt will be treated as an amount distributed to the policy owner.) The “investment in the contract” is the aggregate amount of premium payments and other consideration paid for the policy, less the aggregate amount received under the policy previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or loans or other amounts deemed to be received) from the policy constitute income to the policy owner depends, in part, upon whether the policy is considered a modified endowment contract for federal income tax purposes, as described below.

Modified Endowment Contracts

Code Section 7702A applies an additional limit on premiums paid, the seven-pay test, to life insurance contracts. The seven-pay test provides that premiums cannot be paid at a rate more rapidly than that allowed by the payment of seven annual premiums using specified computational rules described in Section 7702A(c). A modified endowment contract (“MEC”) is a life insurance policy that either: (i) satisfies the Section 7702 definition of a life insurance contract, but fails the seven-pay test of Section 7702A or (ii) is exchanged for a MEC. A policy fails the seven-pay test if the accumulated amount paid into the policy at any time during the first seven policy years (or during any later seven-year test period) exceeds the sum of the net level premiums that would have been paid up to that point if the policy provided for paid-up future benefits after the payment of seven level annual premiums. Computational rules for the seven-pay test are described in Section 7702A(c).

A new seven-pay test and seven-year test period may be applied each time that a policy undergoes a material change, which includes an increase in the Face Amount. In addition, where the death benefit is payable only upon the death of a surviving insured individual, if there is a reduction in benefits under the policy at any time, the seven-pay test is applied retroactively as if the policy always had the reduced benefit level from the date of issue. Any reduction in benefits attributable to the nonpayment of premiums will not be taken into account for purposes of the seven-pay test if the benefits are reinstated within 90 days after the reduction.

A policy that is classified as a MEC is eligible for certain aspects of the beneficial tax treatment accorded to life insurance. That is, the death benefit is excluded from income tax and increments in contract value are not subject to current income tax (prior to an actual or deemed receipt of some amount). However, if the contract is classified as a MEC, then withdrawals and other amounts received or deemed received from the contract will be treated first as withdrawals of income and then as a tax-free recovery of premium payments or other basis. Thus, withdrawals will be includable in income to the extent the contract value exceeds the unrecovered basis. Also, the income portion of any amount received or deemed received prior to age 59½ is subject to an additional 10% penalty tax, with certain exceptions. The amount of any loan (including unpaid interest thereon) under the contract will be treated as an amount received from the contract for income tax and additional 10% penalty tax purposes. In addition, if the policy owner assigns or pledges any portion of the value of a contract (or agrees to assign or pledge any portion), then such portion will be treated as an amount received from the contract for tax purposes. The policy owner’s basis in the contract is increased by the amount includable in income with respect to such assignment, pledge or loan, though it is not affected by any other aspect of the assignment, pledge or loan (including its release or repayment).

All MEC policies that are issued in the same calendar year to the same policy owner by the same insurer (or its affiliates) are treated as one MEC policy for the purpose of determining the taxable portion of any loan or other amount received or deemed received that is subject to ordinary income tax or the 10% penalty tax. The adverse income tax (and 10% penalty tax) treatment of loans or other amounts received or deemed received from a MEC affects not only those amounts received or deemed received after the date on which a policy first becomes a MEC, but also those amounts received or deemed received in anticipation of the policy becoming a MEC. Amounts received or deemed received during the 2 years prior to such initial MEC date are automatically treated as amounts received in anticipation of MEC status.

Before assigning, pledging, or requesting a loan or other amount to be received under a policy that is a MEC, a policy owner should consult a qualified tax adviser.

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We have instituted procedures to monitor whether a policy may become classified as a MEC.

Estate and Generation Skipping Transfer Taxes

Estate Tax — Generally

When the last surviving insured dies, the death proceeds will generally be includable in the policy owner’s estate for purposes of federal estate tax if the last surviving insured owned the policy. If the policy owner was not the last surviving insured, the fair market value of the policy would be included in the policy owner’s estate upon the policy owner’s death. The policy would not be includable in the last surviving insured’s estate if he or she neither retained incidents of ownership at death nor had given up ownership within three years before death.

Generation Skipping Transfer Tax — Generally

Under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require us to deduct the tax from your policy, or from any applicable payment, and pay it directly to the IRS.

Federal Income Tax Withholding and Reporting

You must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to withholding. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

Non-Individual Owners and Business Beneficiaries of Policies

Effective for all “employer-owned life insurance contracts” issued after August 17, 2006, the Pension Protection Act of 2006 (the “Act”) amended the Internal Revenue Code (“Code”) by adding a new section 101(j).

Under section 101(j), death benefits from an “employer-owned life insurance contract” are subject to federal income tax in excess of premiums and other amounts paid, unless the notice and consent requirements of section 101(j)(4) are satisfied and an exception under section 101(j)(2) applies.

For the purposes of section 101(j), an “employer-owned life insurance contract” is defined as a life insurance contract which —

(i)	is owned by a person engaged in a trade or business (“policyholder”) under which the policyholder (or a related person) is directly or indirectly a beneficiary under the contract, and
(ii)
covers the life of an insured who is an employee with respect to the trade or business of the policyholder. For these purposes, the term “employee” means all employees, including officers and highly compensated employees, as well as directors.

Notice and consent is generally satisfied if, before the contract is issued, the employee —

•	is notified in writing that the policyholder intends to insure the employee’s life and the maximum face amount for which the employee could be insured at the time the contract was issued,
•	provides written consent to being insured under the contract and that such coverage may continue after the insured terminates employment, and
•	is informed in writing that the policyholder (or a related party) will be a beneficiary of any proceeds payable upon the death of the employee.

If the notice and consent requirements are met, the death benefit of an employer-owned life insurance contract will not be taxable if an exception under section 101(j)(2) applies. Section 101(j)(2) provides exceptions based on the insured’s status (e.g., a director or certain highly compensated employees or an insured who was an employee at any time within the 12-month period before the insured’s death) with respect to the policyholder, as well as exceptions for death benefit amounts paid to certain of the insured’s heirs (e.g., the insured’s estate or any individual who is the designated beneficiary of the insured under the contract (other than the policyholder)).

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If a policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a policy, this policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Prior to purchasing a life insurance contract, a trade or business should consult with a qualified tax advisor.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations

The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal income tax and withholding on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies and required tax forms are submitted to us. If withholding applies, we are required to withhold tax at the 30% rate, or lower treaty rate if applicable, and remit it to the IRS. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser’s country of citizenship or residence.

Tax Disclosure Obligations

In some instances certain transactions must be disclosed to the IRS or penalties could apply. See for example, IRS Notice 2004-67. The Code also requires certain “material advisers” to maintain a list of persons participating in such “reportable transactions,” which list must be furnished to the IRS upon request. It is possible that such disclosures could be required by Hartford, the Owner(s) or other persons involved in transactions involving life insurance contracts. It is the responsibility of each party, in consultation with their tax and legal advisors, to determine whether the particular facts and circumstances warrant such disclosure.

Special Rules for Pension and Profit-Sharing Plans

If a life insurance contract is purchased by a trust or other entity that forms part of a pension or profit-sharing plan qualified under Section 401(a) of the Internal Revenue Code (“Qualified Plan”) for the benefit of participants covered under the plan, the federal and state income and estate tax treatment of such policies will be somewhat different from that described this section. The purchase may also affect the qualified nature of the plan. The plan participant of a Qualified Plan must recognize the economic benefit of the insurance protection as income each year. The amount of economic benefit is measured by an IRS Table (currently Table 2001) or by a one-year term product of the insurer that meets specific IRS parameters outlined in IRS Notice 2002-8.

The death benefit under a life insurance contract is generally excluded from the gross income of the beneficiary. When life insurance is purchased within a Qualified Plan, the amount that is received income tax free is the difference between the face amount and the cash surrender value, but only to the extent that the participant has properly recognized into income the appropriate amount of economic benefit.

A Qualified Plan is subject to the so called “incidental benefit rules.” A Qualified Plan is permitted to hold life insurance, so long as the life insurance coverage is “incidental” to the primary purpose of the plan and the plan document permits the purchase of life insurance. Life insurance coverage is considered “incidental” if less than 50 percent of the contributions can be used to purchase whole life insurance. Generally, for term, universal or variable life insurance, no more than 25 percent of such contributions may be used. The “incidental benefit” rules may also be satisfied if the death benefit does not exceed 100 times the participant’s anticipated monthly normal retirement benefit. If the Qualified Plan does not comply with the incidental benefit rules, it may be subject to adverse tax consequences.

In April 2005, the Treasury Department and the IRS issued Rev. Proc. 2005-25 which discusses the valuation of life insurance policies within the context of Qualified Plans and Sections 83 and 79 of the Internal Revenue Code. In August of 2005, the Treasury Department issued final regulations clarifying that a life insurance policy transferred out of a Qualified Plan must be taxed at its full fair market value. The preamble to the final regulations states that taxpayers may rely on the safe harbor method for computing full fair market value discussed in Rev. Proc. 2005-25. Transfers may adversely affect the qualified plan if certain conditions are not met.

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Distributions from Qualified Plans are generally subject to ordinary income tax, and if taken prior to age 591⁄2, a 10% federal tax penalty may apply to amounts distributed from the Qualified Plan. Also, distributions from a Qualified Plan generally are subject to federal income tax withholding requirements.

Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974 as amended (“ERISA”).

Purchasers of life insurance in a Qualified Plan should consult a qualified tax advisor to ensure that they comply with these complex rules and understand the federal and state income and estate tax treatment of such policies.

Legal Proceedings

We are regularly involved in litigation in the ordinary course of business, both as a defendant and as a plaintiff. We may from time to time be subject to a variety of legal and regulatory actions relating to our current and past business operations. While we cannot predict the outcome of any pending or future litigation, examination or investigation, and although no assurances can be given, we do not believe that any pending matter will have a material adverse effect on our financial condition or results of operations.

Restrictions on Financial Transactions

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a policy owner’s ability to make certain transactions and thereby we may refuse to accept any request for transfers, withdrawals, surrenders, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your policy to government regulators.

Financial Statements

In connection with another product, Union Security has, in the past, filed annual reports on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As of May 1, 2009, Union Security intends to rely on the exemption provided by Rule 12h-7 under the Exchange Act, and accordingly does not intend to file these reports, or other reports under the Exchange Act.

We have included the financial statements for the Company and the Separate Account for the year ended December 31, 2013 in the Statement of Additional Information (SAI).

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Glossary of Special Terms

1933 Act: Refers to the Securities Act of 1933, as amended.

1940 Act: Refers to the Investment Company Act of 1940, as amended.

Application: A form or set of forms that must be completed and signed by the prospective Owner and each Insured before We can issue a Policy.

Beneficiary: The person or persons designated in the Application or the most recent Beneficiary designation in our files, to whom insurance proceeds are paid.

Cash Surrender Value: the Cash Value less all Indebtedness.

Cash Value: the Policy Value less any applicable Surrender Charges.

Face Amount: an amount we use to determine the Death Benefit. On the policy date, the Face Amount equals the initial Face Amount shown in your policy. Thereafter, it may change under the terms of the policy.

General Account: part of our general account to which all or a portion of the Policy Value may be allocated.

Good Order: An instruction utilizing such forms, signatures, and dating as we require, which is sufficiently clear and complete and for which we do not need to exercise any discretion to follow such instructions .

Funds: the registered open-end management companies in which assets of the Separate Account may be invested.

Indebtedness: all loans taken on the policy, plus any interest due or accrued minus any loan repayments.

Loan Account: an account established for any amounts transferred from the General Account and Sub-Accounts as a result of loans. The amounts in the Loan Account are credited with interest and are not subject to the investment experience of any Sub-Accounts.

Monthly Activity Date: the policy date and the same date in each succeeding month as the policy date. However, whenever the Monthly Activity Date falls on a date other than a Valuation Day, the Monthly Activity Date will be deemed to be the next Valuation Day.

Net Premium: the amount of premium credited to Policy Value. It is premium paid minus the premium tax charge.

Payment Office: The office at which we process premium payments, loan payments, and payments to bring your Contract out of default.  Your correspondence will be picked up at the address on your bill to which you are directed to send these payments and then delivered to our Payment Office.  For items required to be sent to our Payment Office, your correspondence is not considered received by us until it is received at our Payment Office. Where this Prospectus refers to the day when we receive a premium payment, loan payment or a payment to bring your Contract out of default, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in Good Order at our Payment Office.  There are two main exceptions: if the item is received at our Payment Office (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day .

Policy: A legal contract between the Owner and Hartford Life Insurance Company or Hartford Life and Annuity Insurance Company that provides a death benefit payable to the beneficiary upon death of the Insured in accordance with the Policy.

Policy Owner: The Owner or entity named as such in the application whom has all the rights stated in this Policy while the Insured is living.

Policy Value: the total of all amounts in the General Account, Loan Account and Sub-Accounts.

Pro rata basis: an allocation method based on the proportion of the Policy Value in the Fixed Account and each Sub-Account.

Separate Account: an account which has been established by us to separate the assets funding the variable benefits for the class of contracts to which the policy belongs from our other assets.

Service Office: The office at which we process several types of service requests, including allocation change requests, withdrawal requests, surrender requests, transfer requests, ownership change requests and assignment requests.  Your correspondence will be picked up at the address provided on your service request form and then delivered to our Service Office.  For requests required to be sent to our Service Office, your request is not considered received by us until it is received at our Service Office. Where this Prospectus refers to the day when we receive a request from you, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in Good Order at our Service Office or via the appropriate telephone number, fax number or website if the item is a type we accept by those means. There are two main exceptions: if the request is received (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day .

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Sub-Account: the subdivisions of the Separate Account.

Surrender Charge: a charge that may be assessed if you surrender your policy.

Underlying Funds: The mutual funds that the Sub-Accounts invest in. The Underlying Funds are offered exclusively as investment choices in variable insurance products issued by life insurance companies. They are not offered or made available directly to the public. These portfolios may contain different investments than the similarly named mutual funds offered by the money manager; therefore, investment results may differ. Fund holdings and investment strategies are subject to change. Investments in some funds may involve certain risks and may not be appropriate for all investors.

Valuation Day: the date on which a Sub-Account is valued. This occurs every day the New York Stock Exchange is open for trading.

We, us, our: Union Security Insurance Company (formerly Fortis Benefit Insurance Company).

You, your: the owner of the policy.

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Where You Can Find More Information

You can call us at 1-800-231-5453 to ask us questions, or to get a Statement of Additional Information, free of charge. The Statement of Additional Information, which is considered a part of this Prospectus because it is incorporated by reference, contains more information about this life insurance policy and, like this prospectus, is filed with the Securities and Exchange Commission. You can also request a copy of the Statement of Additional Information by contacting your financial professional or contacting our Individual Life Operations team Center at 500 Bielenberg Drive, Suite 300, Woodbury, MN 55125 . You should read the Statement of Additional Information because it is incorporated by reference into this prospectus.

We file other information with the Securities and Exchange Commission. You may read and copy any document we file at the SEC’s public reference room located at 100 F Street, NE, Room 1580, Washington, DC 20549. Please call the SEC at 1-800-551-8090 for further information. Our SEC filings are also available to the public at the SEC’s web site at http://www.sec.gov.

Variable Account C’s Investment Company Act file number: 811-04613

PART B:

INFORMATION REQUIRED IN THE STATEMENT OF ADDITIONAL INFORMATION

Union Security Insurance Company

Statement of Additional Information (Part B)

Wall Street Series VUL

Variable Account C

Union Security Insurance Company

This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the prospectus and is incorporated by reference into this prospectus. To obtain a prospectus, call us at 1-800-231-5453 .

DATE OF PROSPECTUS: MAY 1, 2014

DATE OF STATEMENT OF ADDITIONAL INFORMATION: MAY 1, 2014

General Information and History

Union Security Insurance Company ("Union Security") is the issuer of the contracts. Union Security is a Kansas corporation founded in 1910. It is qualified to sell life insurance and annuity contracts in the District of Columbia and in all states except New York.

Union Security is a wholly owned subsidiary of Assurant, Inc. ("Assurant" or the "Parent"). Assurant, Inc. is the ultimate parent of Union Security Insurance Company. Assurant, Inc. is a premier provider of specialized insurance products and related services in North America and selected other international markets. Its stock is traded on the New York Stock Exchange under the symbol AIZ.

All of the guarantees and commitments under the contracts are general obligations of Union Security. None of Union Security's affiliated companies has any legal obligation to back Union Security's obligations under the contracts.

On January 2, 2013, Hartford Life and Annuity Insurance Company (“Hartford”) entered into agreements with The Prudential Insurance Company of America (“Prudential”) under which Prudential reinsured the obligations of Hartford under the variable life policies and provides administration for the policies. Prior to January 2, 2013, Hartford provided administration for the policies issued by Union Security Insurance Company (“USIC”) in accordance with the terms of the Administrative Services Agreement dated April 1, 2001 by and between USIC and Hartford (“Hartford Administrative Services Agreement”).

Prudential is a New Jersey domiciled life insurance company with offices located in Newark, New Jersey. Prudential's mailing address is 213 Washington Street, Newark, NJ 07102. Prudential is ultimately controlled by Prudential Financial, Inc.

Variable Account C was established as a separate account under Minnesota law on March 13, 1986. The Separate Account is classified as a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940.

Services

Safekeeping of Assets — Title to the assets of the Separate Account is held by Union Security. The assets are kept physically segregated and are held separate and apart from the general corporate assets of Union Security. Records are maintained of all purchases and redemptions of Fund shares held in each of the Sub-Accounts.

Independent Registered Public Accounting Firm

The consolidated financial statements of Union Security Insurance Company as of December 31, 2013 and 2012 and for each of the three years in the period ended December 31, 2013 included in this Registration Statement have been audited by PricewaterhouseCoopers LLP and are included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The address of PricewaterhouseCoopers LLP is 1100 Walnut, Kansas City, MO 64106 .

Experts

The statements of assets and liabilities of Variable Account C of Union Security Insurance Company as of December 31, 2013 , and the related statements of operations for each of the periods presented in the year then ended, the statements of changes in net assets for each of the periods presented in the two years then ended, and the financial highlights in Note 6 for each of the periods presented in the five years then ended have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report dated March 28, 2014 , which is included in the Statement of Additional Information which is part of the Registration Statement. Such financial statements are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is City Place, 32nd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.

Distribution of the Policies

Effective May 1, 2014, Pruco Securities, LLC (“Prusec”), an indirect wholly-owned subsidiary of Prudential Financial, acts as the principal underwriter of all policies offered through this separate account.  Prusec, organized on September 22, 2003 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a registered member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). (Prusec is a successor company to Pruco Securities Corporation, established on February 22, 1971).  Prusec’s principal business address is 751 Broad Street, Newark, New Jersey 07102 .

On November 19, 2012, Union Security began paying Hartford Securities Distribution Company, Inc. ("HSD") underwriting commissions for its role as principal underwriter of all policies offered through this separate account. The aggregate dollar amount of underwriting commissions paid to HSD in its role as principal underwriter for 2013: $6,878,073 ; and 2012: $154,986.

Prior to November 19, 2012, Union Security paid Woodbury Financial Services, Inc. (Woodbury Financial") underwriting commissions for its role as principal underwriter of all policies offered through this separate account. For the past three years, the aggregate dollar amount of underwriting commissions paid to Woodbury in its role as principal underwriter has been : 2013: $0 ; 2012: $1,713,284; and 2011: $1,984,376.

The policies are sold by salespersons who are financial professionals of registered broker-dealers who have entered into sales agreements with HSD. The salespersons are compensated for the sale by registered broker-dealers according to sales agreements between the salesperson and the broker-dealer. The commissions paid to the salespersons vary according to the terms of the sales agreement between the salesperson and the broker-dealer.

As compensation for selling the policies, PruSec pays to broker-dealers (including Woodbury Financial) a commission of up to 100% of the premiums paid up to the first twelve recommended monthly minimum premiums, up to 4% of all other premiums paid during the first year of the policy, up to 3% of all such premiums in policy years two through six and up to 1.5% of all such premiums in years seven and later. PruSec pays a comparable amount of compensation for any increase of $25,000 or more in the Face Amount of coverage that you request.

PruSec may pay alternative amounts for sales of the policies under a flexible compensation plan, but the maximum value of any alternative amounts we pay is expected to be equivalent over time to the amounts described above.

Your financial professional typically receives a portion of the compensation that is payable to his or her broker-dealer in connection with the policy, depending on the agreement between your financial professional and his or her firm. Union Security is not involved in determining the compensation of your financial professional. That compensation arrangement may present its own incentives or conflicts. You may ask your financial professional how he/she will personally be compensated for the transaction.

In addition to the commissions described above in this SAI, Union Security and/or an affiliate pay to broker-dealers (including Woodbury Financial) additional amounts as general marketing allowances. Such payments may offset the broker-dealer's expenses in connection with activities that it is required to perform. Such payments may give Union Security greater access to financial professionals of the broker-dealers that receive such compensation.

All of the compensation described in this section may be more or less than the overall compensation on similar or other products and may influence your financial professional or broker-dealer to present this policy over other policies or over other investment options. You may ask your financial professional about these differing and divergent interests and how he/she and his/her broker-dealer are compensated for selling the policy.

These other compensation payments, which may be different for different broker-dealers, will be made by Union Security out of its assets and are not direct deductions from the policy values.

Additional Information about Charges

Purpose of Our Charges — The charges under the policies are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the policies. They are also designed, in the aggregate, to compensate us for the risks we assume and services that we provide under the policies. These include mortality risks (such as the risk that insured persons will, on average, die before we expect, thereby increasing the amount of claims we must pay); investment risks (such as the risk that adverse investment performance will make it more costly for us to provide the guaranteed death benefit or reduce the amount of our charge fee revenues below what we anticipate); sales risks (such as the risk that the number of policies we sell and the premiums we receive, net of withdrawals, are less than we expect thereby depriving us of expected economies of scale); regulatory risks (such as the risk that tax or other regulations may be changed in ways adverse to issuers of variable life insurance policies); and expense risks (such as the risk that the costs of administrative services that the policies require us to provide will exceed what we currently project).

If the charges that we collect from the policies exceed our total costs in connection with the policies, we will earn a profit. Otherwise we will incur a loss.

The monthly policy issuance expense charge is primarily intended to defray expenses incurred in underwriting and processing applications, and in issuing the policies. The monthly administrative charge that we deduct has been designed primarily to compensate us for the continuing administrative functions we perform in connection with the policies. The current monthly insurance charge has been designed primarily to provide funds out of which we can make payments of death benefits under the policies as insured persons die.

Any excess from the charges discussed in the preceding paragraph, as well as revenues from the premium tax and sales expense charge, and from the daily charge for mortality and expense risks, are primarily intended (a) to defray other unreimbursed administrative expenses, costs of paying sales commissions and other marketing expenses for the policies, and costs of paying death claims if the mortality experience of insured persons is worse than we expect), (b) to compensate us for the risks we assume under the policies, or (c) to compensate us for state and local taxes we have to pay when we receive a premium from you, as well as similar federal taxes we incur as a result of premium payments or (d) otherwise to be retained by us as profit. The surrender charge has also been designed primarily for these purposes.

Although the preceding paragraphs describe the primary purposes for which charges under the policies have been designed, these distinctions are imprecise and subject to considerable change over the life of a policy. We have full discretion to retain or use the revenues from any charge or charge increase for any purpose, whether or not related to the policies.

Change of Smoker Status — If the person insured under your policy is a smoker, you may apply to us for an improved risk class if the insured person meets our then applicable requirements for demonstrating that he or she has ceased smoking for a sufficient period. Any change from smoker to non-smoker risk class will take effect on the next monthly anniversary, and the non-smoker rates for the coverage under the policy will be applied retroactively for the 12 months prior to the date of the change.

Gender Neutral Policies — Congress and the legislatures of various states have from time to time considered legislation that would require insurance rates to be the same for males and females of the same age, rating class and smoker status. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of a policy in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

Cost of Insurance Rates — Because of face amount increases, different cost of insurance rates may apply to different increments of face amount under your policy. If so, we attribute your policy value in proportion to the increments of face amount in order to compute our net amount at risk at each cost of insurance rate.

Performance Data

We may advertise the performance history of the underlying Funds of the policy. Performance history is based on the Funds' past performance only and is no indication of future performance.

The performance history of the underlying Funds includes deductions for the total fund operating expenses of the Funds. The performance information does not include any charges or fees that are deducted from your policy. These are charges and fees such as the premium tax charge, surrender charge, cost of insurance, monthly administrative charge, asset-based monthly charge, death benefit guarantee charge, and any rider charges. Some of these charges vary depending on your age, gender, face amount, underwriting class, premiums, policy duration, and Policy Value. All of these policy charges will have a significant impact on your policy's Policy Value and overall performance. If these charges and fees were reflected in the performance data, performance would be lower. To see the impact of these charges and fees on your policy's performance, you should obtain a personalized illustration based on historical Fund performance from your financial adviser.

Performance history of the underlying Funds is measured by comparing the value of the Fund at the beginning of the period to the value of the Fund at the end of the period. Performance is usually calculated for periods of one month, three months, year-to-date, one year, three years, five years, ten years, and since the inception date of the Fund if the Fund has existed for more than ten years.

Financial Statements

The financial statements of the Company and the Separate Account follow this page of the SAI. The financial statements of the Company only bear on the Company's ability to meet its obligations under the Contracts and should not be considered as bearing on the investment performance of the Separate Account. The financial statements of the Separate Account present the investment performance of the Separate Account

.

Report of Independent Registered Public Accounting Firm
The Contract Owners of
Variable Account C of Union Security Insurance Company
and the Board of Directors of Hartford Life Insurance Company
We have audited the accompanying statements of assets and liabilities of each of the individual Sub-Accounts disclosed in Note 1 which comprise the Variable Account C of Union Security Insurance Company (the "Account") as of December 31, 2013, and the related statements of operations for each of the periods presented in the year then ended, the statements of changes in net assets for each of the periods presented in the two years then ended, and the financial highlights in Note 6 for each of the periods presented in the five years then ended. These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion.

An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2013, by correspondence with the fund managers; where replies were not received from the fund managers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the individual Sub-Accounts disclosed in Note 1 constituting the Variable Account C of Union Security Insurance Company as of December 31, 2013, the results of their operations for each of the periods presented in the year then ended, the changes in their net assets for each of the periods presented in the two years then ended, and the financial highlights in Note 6 for each of the periods presented in the five years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Hartford, Connecticut

March 28, 2014

Variable Account C
Union Security Insurance Company
Statements of Assets and Liabilities
December 31, 2013
	Fidelity VIP Money Market Portfolio Sub-Account (1)	Hartford Balanced HLS Fund Sub-Account	Hartford Total Return Bond HLS Fund Sub-Account	Hartford Capital Appreciation HLS Fund Sub-Account	Hartford Dividend and Growth HLS Fund Sub-Account
Assets:
Investments:
Number of shares	365,484	1,858,473	1,465,149	489,333	255,422
Cost	$365,484	$36,821,541	$17,422,183	$24,428,579	$5,696,428
Market value	$365,484	$46,666,269	$16,629,447	$29,188,736	$6,909,164
Due from Sponsor Company	—	1,713	5,026	7,880	—
Receivable from fund shares sold	8	—	—	—	613
Other assets	—	—	—	1	—
Total assets	365,492	46,667,982	16,634,473	29,196,617	6,909,777
Liabilities:
Due to Sponsor Company	8	—	—	—	613
Payable for fund shares purchased	—	1,713	5,026	7,880	—
Other liabilities	—	—	—	—	—
Total liabilities	8	1,713	5,026	7,880	613
Net assets:
For contract liabilities	$365,484	$46,666,269	$16,629,447	$29,188,737	$6,909,164
Deferred contracts in the accumulation period:
Units owned by participants #	36,658	1,387,946	623,752	884,784	403,500
Minimum unit fair value # *	$9.955917	$19.335546	$20.054592	$31.092491	$16.399171
Maximum unit fair value # *	$10.000395	$60.695592	$35.081525	$36.035006	$18.221035
Contract liability	$365,484	$46,666,269	$16,629,447	$29,188,737	$6,909,164

#  Rounded units/unit fair values

*  For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

(1)  Funded as of October 15, 2013.
The accompanying notes are an integral part of these financial statements.

Variable Account C
Union Security Insurance Company
Statements of Assets and Liabilities — (continued)
December 31, 2013
	Hartford Global Growth HLS Fund Sub-Account	Hartford Disciplined Equity HLS Fund Sub-Account	Hartford Growth HLS Fund Sub-Account	Hartford Growth Opportunities HLS Fund Sub-Account	Hartford High Yield HLS Fund Sub-Account
Assets:
Investments:
Number of shares	3,447,413	2,307,882	86,543	7,661,053	812,205
Cost	$40,424,687	$21,169,507	$1,072,675	$131,148,974	$7,040,645
Market value	$76,980,741	$42,372,726	$1,515,374	$310,885,520	$7,228,627
Due from Sponsor Company	—	—	18	—	2,021
Receivable from fund shares sold	29,738	38,852	—	62,204	—
Other assets	1	—	1	2	—
Total assets	77,010,480	42,411,578	1,515,393	310,947,726	7,230,648
Liabilities:
Due to Sponsor Company	29,738	38,852	—	62,204	—
Payable for fund shares purchased	—	—	18	—	2,021
Other liabilities	—	—	—	—	1
Total liabilities	29,738	38,852	18	62,204	2,022
Net assets:
For contract liabilities	$76,980,742	$42,372,726	$1,515,375	$310,885,522	$7,228,626
Deferred contracts in the accumulation period:
Units owned by participants #	2,496,490	1,498,583	97,696	5,126,936	304,067
Minimum unit fair value # *	$19.352042	$19.350163	$14.894243	$32.898318	$21.206618
Maximum unit fair value # *	$40.098856	$41.769025	$16.549136	$132.683253	$26.934100
Contract liability	$76,980,742	$42,372,726	$1,515,375	$310,885,522	$7,228,626

#  Rounded units/unit fair values

*  For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.
The accompanying notes are an integral part of these financial statements.

Variable Account C
Union Security Insurance Company
Statements of Assets and Liabilities — (continued)
December 31, 2013
	Hartford Index HLS Fund Sub-Account	Hartford International Opportunities HLS Fund Sub-Account	Hartford Small/Mid Cap Equity HLS Fund Sub-Account	Hartford MidCap Value HLS Fund Sub-Account	Hartford Ultrashort Bond HLS Fund Sub-Account (2)
Assets:
Investments:
Number of shares	1,717,749	2,996,803	1,537,072	1,882,868	1,063,473
Cost	$41,539,030	$45,795,554	$13,912,965	$16,687,180	$10,634,729
Market value	$66,202,059	$45,041,953	$17,353,544	$29,203,282	$10,634,731
Due from Sponsor Company	—	1,425	—	—	—
Receivable from fund shares sold	1,160	—	9,245	23,152	38,237
Other assets	—	—	—	1	—
Total assets	66,203,219	45,043,378	17,362,789	29,226,435	10,672,968
Liabilities:
Due to Sponsor Company	1,160	—	9,245	23,152	38,237
Payable for fund shares purchased	—	1,425	—	—	—
Other liabilities	—	2	2	—	—
Total liabilities	1,160	1,427	9,247	23,152	38,237
Net assets:
For contract liabilities	$66,202,059	$45,041,951	$17,353,542	$29,203,283	$10,634,731
Deferred contracts in the accumulation period:
Units owned by participants #	2,760,695	1,965,513	626,301	1,608,542	712,201
Minimum unit fair value # *	$17.037354	$18.399444	$23.850632	$17.640836	$12.473467
Maximum unit fair value # *	$31.901720	$27.739641	$30.527549	$18.514509	$21.911428
Contract liability	$66,202,059	$45,041,951	$17,353,542	$29,203,283	$10,634,731

#  Rounded units/unit fair values

*  For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

(2)  Formerly Hartford Money Market HLS Fund. Change effective October 21, 2013.
The accompanying notes are an integral part of these financial statements.

Variable Account C
Union Security Insurance Company
Statements of Assets and Liabilities — (concluded)
December 31, 2013
	Hartford SmallCap Growth HLS Fund Sub-Account	Hartford Stock HLS Fund Sub-Account	Hartford U.S. Government Securities HLS Fund Sub-Account	Hartford Value HLS Fund Sub-Account
Assets:
Investments:
Number of shares	3,155,077	67,027	1,021,769	1,909,432
Cost	$44,069,037	$2,593,330	$11,468,396	$19,579,720
Market value	$102,855,508	$3,892,245	$10,544,658	$29,386,166
Due from Sponsor Company	—	1,900	4,996	—
Receivable from fund shares sold	9,129	—	—	3,344
Other assets	1	1	—	—
Total assets	102,864,638	3,894,146	10,549,654	29,389,510
Liabilities:
Due to Sponsor Company	9,129	—	—	3,344
Payable for fund shares purchased	—	1,900	4,996	—
Other liabilities	—	—	1	—
Total liabilities	9,129	1,900	4,997	3,344
Net assets:
For contract liabilities	$102,855,509	$3,892,246	$10,544,657	$29,386,166
Deferred contracts in the accumulation period:
Units owned by participants #	2,182,164	215,019	488,356	1,753,023
Minimum unit fair value # *	$36.623790	$16.172740	$16.901749	$16.401560
Maximum unit fair value # *	$59.114122	$19.450561	$33.562240	$17.209265
Contract liability	$102,855,509	$3,892,246	$10,544,657	$29,386,166

#  Rounded units/unit fair values

*  For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.
The accompanying notes are an integral part of these financial statements.

Variable Account C
Union Security Insurance Company
Statements of Operations
For the Year Ended December 31, 2013
	Fidelity VIP Money Market Portfolio Sub-Account (1)	Hartford Balanced HLS Fund Sub-Account	Hartford Total Return Bond HLS Fund Sub-Account	Hartford Capital Appreciation HLS Fund Sub-Account	Hartford Dividend and Growth HLS Fund Sub-Account
Investment income:
Dividends	$7	$681,500	$682,619	$246,034	$127,615
Expenses:
Administrative charges	—	—	—	—	—
Mortality and expense risk charges	(478)	(388,717)	(151,764)	(203,395)	(46,584)
Total expenses	(478)	(388,717)	(151,764)	(203,395)	(46,584)
Net investment income (loss)	(471)	292,783	530,855	42,639	81,031
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	—	765,589	(62,363)	157,398	98,031
Net realized gain on distributions	—	—	—	73,476	166,878
Net unrealized appreciation (depreciation) of investments during the year	—	7,099,205	(872,485)	7,999,326	1,241,051
Net gain (loss) on investments	—	7,864,794	(934,848)	8,230,200	1,505,960
Net increase (decrease) in net assets resulting from operations	$(471)	$8,157,577	$(403,993)	$8,272,839	$1,586,991

(1) Funded as of October 15, 2013.

The accompanying notes are an integral part of these financial statements.

Variable Account C
Union Security Insurance Company
Statements of Operations — (continued)
For the Year Ended December 31, 2013
	Hartford Global Growth HLS Fund Sub-Account	Hartford Disciplined Equity HLS Fund Sub-Account	Hartford Growth HLS Fund Sub-Account	Hartford Growth Opportunities HLS Fund Sub-Account	Hartford High Yield HLS Fund Sub-Account
Investment income:
Dividends	$511,256	$383,073	$865	$25,023	$625,648
Expenses:
Administrative charges	—	—	—	—	—
Mortality and expense risk charges	(658,530)	(299,193)	(10,365)	(2,545,506)	(64,733)
Total expenses	(658,530)	(299,193)	(10,365)	(2,545,506)	(64,733)
Net investment income (loss)	(147,274)	83,880	(9,500)	(2,520,483)	560,915
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	2,568,266	1,719,278	63,542	15,343,695	130,778
Net realized gain on distributions	—	—	—	—	—
Net unrealized appreciation (depreciation) of investments during the year	18,215,646	9,562,186	317,002	70,519,429	(256,000)
Net gain (loss) on investments	20,783,912	11,281,464	380,544	85,863,124	(125,222)
Net increase (decrease) in net assets resulting from operations	$20,636,638	$11,365,344	$371,044	$83,342,641	$435,693
The accompanying notes are an integral part of these financial statements.

Variable Account C
Union Security Insurance Company
Statements of Operations — (continued)
For the Year Ended December 31, 2013
	Hartford Index HLS Fund Sub-Account	Hartford International Opportunities HLS Fund Sub-Account	Hartford Small/Mid Cap Equity HLS Fund Sub-Account	Hartford MidCap Value HLS Fund Sub-Account	Hartford Ultrashort Bond HLS Fund Sub-Account (2)
Investment income:
Dividends	$1,057,167	$885,179	$206,809	$328,327	$—
Expenses:
Administrative charges	—	—	—	(33,422)	—
Mortality and expense risk charges	(491,843)	(364,858)	(73,456)	(110,602)	(90,174)
Total expenses	(491,843)	(364,858)	(73,456)	(144,024)	(90,174)
Net investment income (loss)	565,324	520,321	133,353	184,303	(90,174)
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	1,855,900	(524,557)	215,222	1,049,370	(112)
Net realized gain on distributions	—	—	1,012,453	—	—
Net unrealized appreciation (depreciation) of investments during the year	13,759,876	7,877,783	3,426,383	6,482,598	2
Net gain (loss) on investments	15,615,776	7,353,226	4,654,058	7,531,968	(110)
Net increase (decrease) in net assets resulting from operations	$16,181,100	$7,873,547	$4,787,411	$7,716,271	$(90,284)

(2) Formerly Hartford Money Market HLS Fund. Change effective October 21, 2013.

The accompanying notes are an integral part of these financial statements.

Variable Account C
Union Security Insurance Company
Statements of Operations — (concluded)
For the Year Ended December 31, 2013
	Hartford SmallCap Growth HLS Fund Sub-Account	Hartford Stock HLS Fund Sub-Account	Hartford U.S. Government Securities HLS Fund Sub-Account	Hartford Value HLS Fund Sub-Account
Investment income:
Dividends	$349,018	$70,111	$255,825	$468,797
Expenses:
Administrative charges	—	—	—	(47,469)
Mortality and expense risk charges	(712,301)	(18,824)	(85,629)	(156,507)
Total expenses	(712,301)	(18,824)	(85,629)	(203,976)
Net investment income (loss)	(363,283)	51,287	170,196	264,821
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	5,461,824	189,034	(126,266)	881,658
Net realized gain on distributions	10,655,645	—	—	—
Net unrealized appreciation (depreciation) of investments during the year	16,974,671	750,470	(317,558)	6,181,101
Net gain (loss) on investments	33,092,140	939,504	(443,824)	7,062,759
Net increase (decrease) in net assets resulting from operations	$32,728,857	$990,791	$(273,628)	$7,327,580
The accompanying notes are an integral part of these financial statements.

Variable Account C
Union Security Insurance Company
Statements of Changes in Net Assets
For the Year Ended December 31, 2013
	Fidelity VIP Money Market Portfolio Sub-Account (1)	Hartford Balanced HLS Fund Sub-Account	Hartford Total Return Bond HLS Fund Sub-Account	Hartford Capital Appreciation HLS Fund Sub-Account	Hartford Dividend and Growth HLS Fund Sub-Account
Operations:
Net investment income (loss)	$(471)	$292,783	$530,855	$42,639	$81,031
Net realized gain (loss) on security transactions	—	765,589	(62,363)	157,398	98,031
Net realized gain on distributions	—	—	—	73,476	166,878
Net unrealized appreciation (depreciation) of investments during the year	—	7,099,205	(872,485)	7,999,326	1,241,051
Net increase (decrease) in net assets resulting from operations	(471)	8,157,577	(403,993)	8,272,839	1,586,991
Unit transactions:
Purchases	5,431	3,253,423	1,176,837	1,796,751	341,399
Net transfers	410,363	(907,206)	(437,828)	978	587,936
Surrenders for benefit payments and fees	(44,846)	(2,863,414)	(1,317,904)	(2,173,874)	(394,866)
Other transactions	4	(2,837)	37	(1,931)	(943)
Death benefits	—	(13,863)	—	—	—
Net loan activity	—	16,200	4,451	(1,436)	(1,131)
Cost of insurance	(4,997)	(3,299,823)	(1,128,957)	(1,403,614)	(274,518)
Net increase (decrease) in net assets resulting from unit transactions	365,955	(3,817,520)	(1,703,364)	(1,783,126)	257,877
Net increase (decrease) in net assets	365,484	4,340,057	(2,107,357)	6,489,713	1,844,868
Net assets:
Beginning of year	—	42,326,212	18,736,804	22,699,024	5,064,296
End of year	$365,484	$46,666,269	$16,629,447	$29,188,737	$6,909,164

(1) Funded as of October 15, 2013.

The accompanying notes are an integral part of these financial statements.

Variable Account C
Union Security Insurance Company
Statements of Changes in Net Assets — (continued)
For the Year Ended December 31, 2013
	Hartford Global Growth HLS Fund Sub-Account	Hartford Disciplined Equity HLS Fund Sub-Account	Hartford Growth HLS Fund Sub-Account	Hartford Growth Opportunities HLS Fund Sub-Account	Hartford High Yield HLS Fund Sub-Account
Operations:
Net investment income (loss)	$(147,274)	$83,880	$(9,500)	$(2,520,483)	$560,915
Net realized gain (loss) on security transactions	2,568,266	1,719,278	63,542	15,343,695	130,778
Net realized gain on distributions	—	—	—	—	—
Net unrealized appreciation (depreciation) of investments during the year	18,215,646	9,562,186	317,002	70,519,429	(256,000)
Net increase (decrease) in net assets resulting from operations	20,636,638	11,365,344	371,044	83,342,641	435,693
Unit transactions:
Purchases	4,756,810	2,730,316	72,409	16,471,494	416,956
Net transfers	(676,121)	(511,796)	50,041	(5,771,289)	(895,289)
Surrenders for benefit payments and fees	(5,069,878)	(2,690,553)	(23,666)	(21,242,031)	(730,150)
Other transactions	(2,028)	(2,359)	(57)	(30,473)	49
Death benefits	(2,793)	(2,833)	(6,550)	(61,558)	—
Net loan activity	43,536	8,273	(13)	109,693	4,089
Cost of insurance	(4,149,152)	(2,553,341)	(48,386)	(15,776,334)	(552,178)
Net increase (decrease) in net assets resulting from unit transactions	(5,099,626)	(3,022,293)	43,778	(26,300,498)	(1,756,523)
Net increase (decrease) in net assets	15,537,012	8,343,051	414,822	57,042,143	(1,320,830)
Net assets:
Beginning of year	61,443,730	34,029,675	1,100,553	253,843,379	8,549,456
End of year	$76,980,742	$42,372,726	$1,515,375	$310,885,522	$7,228,626
The accompanying notes are an integral part of these financial statements.

Variable Account C
Union Security Insurance Company
Statements of Changes in Net Assets — (continued)
For the Year Ended December 31, 2013
	Hartford Index HLS Fund Sub-Account	Hartford International Opportunities HLS Fund Sub-Account	Hartford Small/Mid Cap Equity HLS Fund Sub-Account	Hartford MidCap Value HLS Fund Sub-Account	Hartford Ultrashort Bond HLS Fund Sub-Account (2)
Operations:
Net investment income (loss)	$565,324	$520,321	$133,353	$184,303	$(90,174)
Net realized gain (loss) on security transactions	1,855,900	(524,557)	215,222	1,049,370	(112)
Net realized gain on distributions	—	—	1,012,453	—	—
Net unrealized appreciation (depreciation) of investments during the year	13,759,876	7,877,783	3,426,383	6,482,598	2
Net increase (decrease) in net assets resulting from operations	16,181,100	7,873,547	4,787,411	7,716,271	(90,284)
Unit transactions:
Purchases	4,476,657	2,794,508	947,231	1,523,200	1,233,256
Net transfers	(569,280)	25,739	219,474	(530,208)	1,924,052
Surrenders for benefit payments and fees	(4,523,231)	(3,272,221)	(1,273,814)	(2,026,484)	(3,113,365)
Other transactions	521	(405)	(226)	(523)	(372)
Death benefits	(2,966)	(2,772)	—	—	—
Net loan activity	10,199	20,231	782	(981)	4,763
Cost of insurance	(3,834,473)	(2,303,441)	(813,139)	(1,315,412)	(1,114,230)
Net increase (decrease) in net assets resulting from unit transactions	(4,442,573)	(2,738,361)	(919,692)	(2,350,408)	(1,065,896)
Net increase (decrease) in net assets	11,738,527	5,135,186	3,867,719	5,365,863	(1,156,180)
Net assets:
Beginning of year	54,463,532	39,906,765	13,485,823	23,837,420	11,790,911
End of year	$66,202,059	$45,041,951	$17,353,542	$29,203,283	$10,634,731

(2) Formerly Hartford Money Market HLS Fund. Change effective October 21, 2013.

The accompanying notes are an integral part of these financial statements.

Variable Account C
Union Security Insurance Company
Statements of Changes in Net Assets — (concluded)
For the Year Ended December 31, 2013
	Hartford SmallCap Growth HLS Fund Sub-Account	Hartford Stock HLS Fund Sub-Account	Hartford U.S. Government Securities HLS Fund Sub-Account	Hartford Value HLS Fund Sub-Account
Operations:
Net investment income (loss)	$(363,283)	$51,287	$170,196	$264,821
Net realized gain (loss) on security transactions	5,461,824	189,034	(126,266)	881,658
Net realized gain on distributions	10,655,645	—	—	—
Net unrealized appreciation (depreciation) of investments during the year	16,974,671	750,470	(317,558)	6,181,101
Net increase (decrease) in net assets resulting from operations	32,728,857	990,791	(273,628)	7,327,580
Unit transactions:
Purchases	4,833,084	259,130	927,050	1,575,323
Net transfers	(1,400,596)	(73,089)	(170,292)	(564,723)
Surrenders for benefit payments and fees	(6,725,938)	(363,531)	(983,592)	(1,963,624)
Other transactions	(3,333)	(328)	153	(790)
Death benefits	(6,650)	—	—	—
Net loan activity	8,877	38	3,438	6,829
Cost of insurance	(4,771,220)	(201,965)	(912,764)	(1,603,750)
Net increase (decrease) in net assets resulting from unit transactions	(8,065,776)	(379,745)	(1,136,007)	(2,550,735)
Net increase (decrease) in net assets	24,663,081	611,046	(1,409,635)	4,776,845
Net assets:
Beginning of year	78,192,428	3,281,200	11,954,292	24,609,321
End of year	$102,855,509	$3,892,246	$10,544,657	$29,386,166
The accompanying notes are an integral part of these financial statements.

Variable Account C
Union Security Insurance Company
Statements of Changes in Net Assets
For the Year Ended December 31, 2012
	Hartford Balanced HLS Fund Sub-Account (1)	Hartford Total Return Bond HLS Fund Sub-Account	Hartford Capital Appreciation HLS Fund Sub-Account	Hartford Dividend and Growth HLS Fund Sub-Account	Hartford Global Growth HLS Fund Sub-Account
Operations:
Net investment income (loss)	$875,910	$587,923	$155,311	$75,152	$(246,767)
Net realized gain (loss) on security transactions	313,658	2,247	(801,741)	(27,010)	1,832,291
Net realized gain on distributions	—	—	—	—	—
Net unrealized appreciation (depreciation) of investments during the year	3,309,464	583,575	4,272,121	562,142	10,341,900
Net increase (decrease) in net assets resulting from operations	4,499,032	1,173,745	3,625,691	610,284	11,927,424
Unit transactions:
Purchases	3,515,447	1,269,152	1,831,363	343,026	5,171,918
Net transfers	(508,074)	986,601	(1,156,780)	128,099	(1,164,354)
Surrenders for benefit payments and fees	(3,725,934)	(1,461,319)	(1,896,469)	(515,287)	(5,671,151)
Other transactions	1,386	(2,663)	1,688	208	1,347
Death benefits	—	(289)	—	—	—
Net loan activity	10,422	(1,011)	8,916	28	42,516
Cost of insurance	(3,499,582)	(1,271,541)	(1,402,826)	(261,129)	(4,270,077)
Net increase (decrease) in net assets resulting from unit transactions	(4,206,335)	(481,070)	(2,614,108)	(305,055)	(5,889,801)
Net increase (decrease) in net assets	292,697	692,675	1,011,583	305,229	6,037,623
Net assets:
Beginning of year	42,033,515	18,044,129	21,687,441	4,759,067	55,406,107
End of year	$42,326,212	$18,736,804	$22,699,024	$5,064,296	$61,443,730

(1) Formerly Hartford Advisers HLS Fund. Change effective June 29, 2012.

The accompanying notes are an integral part of these financial statements.

Variable Account C
Union Security Insurance Company
Statements of Changes in Net Assets — (continued)
For the Year Ended December 31, 2012
	Hartford Disciplined Equity HLS Fund Sub-Account	Hartford Growth HLS Fund Sub-Account	Hartford Growth Opportunities HLS Fund Sub-Account	Hartford High Yield HLS Fund Sub-Account	Hartford Index HLS Fund Sub-Account
Operations:
Net investment income (loss)	$259,295	$(10,200)	$(2,273,479)	$608,938	$642,049
Net realized gain (loss) on security transactions	1,737,206	34,693	11,762,891	86,508	1,152,540
Net realized gain on distributions	—	—	—	—	—
Net unrealized appreciation (depreciation) of investments during the year	3,301,986	170,297	46,438,769	273,353	5,649,189
Net increase (decrease) in net assets resulting from operations	5,298,487	194,790	55,928,181	968,799	7,443,778
Unit transactions:
Purchases	2,931,329	72,461	17,659,197	453,596	4,876,747
Net transfers	(984,223)	(102,416)	(4,957,754)	1,163,625	(1,099,425)
Surrenders for benefit payments and fees	(3,478,140)	(129,961)	(22,524,462)	(632,176)	(4,775,881)
Other transactions	(4,647)	(89)	(9,013)	(280)	162
Death benefits	(1,616)	(20)	(4,236)	(342)	(3,599)
Net loan activity	11,440	133	88,794	(967)	11,627
Cost of insurance	(2,665,237)	(56,541)	(16,215,620)	(551,071)	(3,965,967)
Net increase (decrease) in net assets resulting from unit transactions	(4,191,094)	(216,433)	(25,963,094)	432,385	(4,956,336)
Net increase (decrease) in net assets	1,107,393	(21,643)	29,965,087	1,401,184	2,487,442
Net assets:
Beginning of year	32,922,282	1,122,196	223,878,292	7,148,272	51,976,090
End of year	$34,029,675	$1,100,553	$253,843,379	$8,549,456	$54,463,532
The accompanying notes are an integral part of these financial statements.

Variable Account C
Union Security Insurance Company
Statements of Changes in Net Assets — (continued)
For the Year Ended December 31, 2012
	Hartford International Opportunities HLS Fund Sub-Account	Hartford Small/Mid Cap Equity HLS Fund Sub-Account	Hartford MidCap Value HLS Fund Sub-Account	Hartford Money Market HLS Fund Sub-Account	Hartford SmallCap Growth HLS Fund Sub-Account
Operations:
Net investment income (loss)	$407,342	$13,381	$146,444	$(98,765)	$(618,384)
Net realized gain (loss) on security transactions	(1,655,050)	92,018	692,481	—	6,012,362
Net realized gain on distributions	—	1,831,889	—	—	—
Net unrealized appreciation (depreciation) of investments during the year	8,055,437	13,027	4,168,387	—	6,625,678
Net increase (decrease) in net assets resulting from operations	6,807,729	1,950,315	5,007,312	(98,765)	12,019,656
Unit transactions:
Purchases	2,947,953	996,287	1,579,206	1,456,765	5,168,910
Net transfers	(1,394,739)	(645,381)	(654,361)	2,443,990	(2,046,254)
Surrenders for benefit payments and fees	(3,265,693)	(1,533,075)	(2,343,584)	(2,714,779)	(8,579,461)
Other transactions	(1,455)	(976)	(2,342)	307	(876)
Death benefits	(12,065)	—	(7,451)	—	(8,092)
Net loan activity	18,818	5,720	(2,539)	(8,385)	11,838
Cost of insurance	(2,433,039)	(850,731)	(1,330,156)	(1,158,752)	(4,817,484)
Net increase (decrease) in net assets resulting from unit transactions	(4,140,220)	(2,028,156)	(2,761,227)	19,146	(10,271,419)
Net increase (decrease) in net assets	2,667,509	(77,841)	2,246,085	(79,619)	1,748,237
Net assets:
Beginning of year	37,239,256	13,563,664	21,591,335	11,870,530	76,444,191
End of year	$39,906,765	$13,485,823	$23,837,420	$11,790,911	$78,192,428
The accompanying notes are an integral part of these financial statements.

Variable Account C
Union Security Insurance Company
Statements of Changes in Net Assets — (concluded)
For the Year Ended December 31, 2012
	Hartford Stock HLS Fund Sub-Account	Hartford U.S. Government Securities HLS Fund Sub-Account	Hartford Value HLS Fund Sub-Account
Operations:
Net investment income (loss)	$51,359	$245,590	$369,497
Net realized gain (loss) on security transactions	110,324	(97,752)	454,280
Net realized gain on distributions	—	—	—
Net unrealized appreciation (depreciation) of investments during the year	274,803	203,946	2,855,663
Net increase (decrease) in net assets resulting from operations	436,486	351,784	3,679,440
Unit transactions:
Purchases	280,898	999,876	1,700,129
Net transfers	(105,573)	14,006	(606,086)
Surrenders for benefit payments and fees	(371,418)	(1,116,915)	(2,370,991)
Other transactions	3,305	145	1,033
Death benefits	—	(768)	—
Net loan activity	780	20,026	2,458
Cost of insurance	(210,731)	(1,026,531)	(1,650,392)
Net increase (decrease) in net assets resulting from unit transactions	(402,739)	(1,110,161)	(2,923,849)
Net increase (decrease) in net assets	33,747	(758,377)	755,591
Net assets:
Beginning of year	3,247,453	12,712,669	23,853,730
End of year	$3,281,200	$11,954,292	$24,609,321
The accompanying notes are an integral part of these financial statements.

Variable Account C
Union Security Insurance Company
Notes to Financial Statements
December 31, 2013
1.  Organization:

Variable Account C (the "Account") is a separate investment account established by Union Security Insurance Company (the "Sponsor Company") and is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Sponsor Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The contract owners of the Sponsor Company direct their deposits into various investment options (the "Sub-Accounts") within the Account.

The Account is comprised of the following Sub-Accounts: the Fidelity VIP Money Market Portfolio, Hartford Balanced HLS Fund, Hartford Total Return Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Global Growth HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Growth HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford High Yield HLS Fund, Hartford Index HLS Fund, Hartford International Opportunities HLS Fund, Hartford Small/Mid Cap Equity HLS Fund, Hartford MidCap Value HLS Fund, Hartford Ultrashort Bond HLS Fund (formally Hartford Money Market HLS Fund), Hartford SmallCap Growth HLS Fund, Hartford Stock HLS Fund, Hartford U.S. Government Securities HLS Fund, and Hartford Value HLS Fund. The Sub-Accounts are invested in mutual funds (the "Funds") of the same name.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Sponsor Company's other assets and liabilities and are not chargeable with liabilities arising out of any other business the Sponsor Company may conduct.

2.  Significant Accounting Policies:

The following is a summary of significant accounting policies of the Account, which are in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP):

a)  Security Transactions — Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed using the average cost method. Dividend income is either accrued daily or as of the ex-dividend date based upon the fund. Net realized gain on distributions income is accrued as of the ex-dividend date. Net realized gain on distributions income represents those dividends from the Funds, which are characterized as capital gains under tax regulations

b)  Unit Transactions — Unit transactions are executed based on the unit values calculated at the close of the business day.

c)  Federal Income Taxes — The operations of the Account form a part of, and are taxed with, the total operations of the Sponsor Company, which is taxed as an insurance company under the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Sponsor Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited to the contract owners. Based on this, no charge is being made currently to the Account for federal income taxes. The Sponsor Company will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

d)  Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. The most significant estimate contained within the financial statements are the fair value measurements.

e)  Mortality Risk — The mortality risk is fully borne by the Sponsor Company and may result in additional amounts being transferred into the Account by the Sponsor Company to cover shorter longevity of contract owners than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Sponsor Company.

f)  Fair Value Measurements — The Sub-Accounts' investments are carried at fair value in the Account's financial statements. The investments in shares of the Funds are valued at the December 31, 2013 closing net asset value as determined by the appropriate Fund manager. For financial instruments that are carried at fair value, a hierarchy is used to place the instruments into three broad levels (Levels 1, 2 and 3) by prioritizing the inputs in the valuation techniques used to measure fair value.

  Level 1: Observable inputs that reflect unadjusted quoted prices for identical assets or liabilities in active markets that the Account has the ability to access at the measurement date. Level 1 investments include highly

Union Security Insurance Company
Notes to Financial Statements — (continued)
December 31, 2013
liquid open-ended management investment companies ("mutual funds").

  Level 2: Observable inputs, other than unadjusted quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 2 investments include those that are model priced by vendors using observable inputs.

  Level 3: Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

  In certain cases, the inputs used to measure fair value fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.

  As of December 31, 2013, the Sub-Accounts invest in mutual funds which are carried at fair value and represent Level 1 investments under the fair value hierarchy levels. There were no Level 2 or Level 3 investments in the Sub-Accounts. The Account's policy is to recognize transfers of securities among the levels at the beginning of the reporting period. There were no transfers among the levels for the years ended December 31, 2013 and 2012.

g)  Accounting for Uncertain Tax Positions — Management evaluates whether or not there are uncertain tax positions that require financial statement recognition and has determined that no reserves for uncertain tax positions are required at December 31, 2013. The 2007 through 2013 tax years generally remain subject to examination by U.S. federal and most state tax authorities.

h)  Merged Funds — The results of Merged Funds ("Merged Funds") are combined with the results of the surviving Fund in the Statement of Operations and Statement of Changes in Net Assets.

3.  Administration of the Account and Related Charges:

Each Sub-account is charged certain fees, according to contract terms, as follows:

a)  Cost of Insurance — In accordance with terms of the contracts, the Sponsor Company makes deductions for costs of insurance charges (COI), which relate to the death benefit component of the contract. The COI is calculated based on several factors including age, gender, risk class, timing of premium payments, investment performance of the Sub-Account, the death benefit amount, fees and charges assessed and outstanding policy loans. Because a contract's account value and death benefit may vary from month to month, the cost of insurance charge may also vary. These charges are deducted through redemption of units from applicable contract owners' accounts and are included on the accompanying statements of changes in net assets.

b)  Mortality and Expense Risk Charges — The Sponsor Company, as an issuer of variable life contracts, assesses mortality and expense risk charges for which it receives a maximum annual fee of 1.00% of the Sub-Account's average daily net assets. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

c)  Tax Expense Charges — If applicable, the Sponsor Company will make deductions up to a maximum rate of 3.00% of the contract's average daily net assets to meet premium tax requirements. An additional tax charge based on a percentage of the Sub-Accounts' average daily net assets may be assessed on partial withdrawals or surrenders. These charges are a redemption of units from applicable contract owners' accounts and are reflected in surrenders for benefit payments and fees on the accompanying statements of changes in net assets.

d)  Administrative Charges — The Sponsor Company provides administrative services to the Account and receives a fee ranging from $5.00 per $1,000 of face amount to $11.50 plus $0.13 per $1,000 of face amount. The Company will also make monthly deductions of $4.00 for policy value advances recovery charges. These charges are deducted through the redemption of units and are included in the surrender for benefit payments and fees on the accompanying statement of changes in net assets. The Company will also make a daily deduction at an annual rate of .27% as a sales charge. These charges are a reduction in unit value which are reflected in the accompanying statements of operations.

e)  Maintenance Fees — The Sponsor Company may charge an asset based monthly expense against the Sub-Accounts' average daily net assets. This charge cannot exceed 1.20% in each contract year. These expenses are deducted through a redemption of units from applicable contract owners' accounts and are reflected in

Variable Account C
Union Security Insurance Company
Notes to Financial Statements — (continued)
December 31, 2013
surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

f)  Rider Charges — The Sponsor Company will charge an expense for various rider charges, which are either included in the mortality and expense risk charges in the accompanying statements of operations or the surrenders for benefit payments and fees in the accompanying statements of changes in net assets. For further detail regarding specific product rider charges, please refer to Note 6, Financial Highlights.

g)  Issue Charges — The Sponsor Company may make deductions to cover issue expenses at a rate of $0.10 per $1,000 of the initial face value of the policy. These charges are deducted through a redemption of units from applicable contract owners' accounts and are reflected in cost of insurance in the accompanying statements of changes in net assets.

4.  Purchases and Sales of Investments:

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2013 were as follows:

Sub-Account	Purchases at Cost	Proceeds from Sales
Fidelity VIP Money Market Portfolio	$773,658	$408,174
Hartford Balanced HLS Fund	1,488,373	5,013,108
Hartford Total Return Bond HLS Fund	1,907,075	3,079,583
Hartford Capital Appreciation HLS Fund	2,368,065	4,035,077
Hartford Dividend and Growth HLS Fund	1,293,392	787,606
Hartford Global Growth HLS Fund	1,312,348	6,559,247
Hartford Disciplined Equity HLS Fund	1,023,127	3,961,538
Hartford Growth HLS Fund	331,878	297,602
Hartford Growth Opportunities HLS Fund	1,370,157	30,191,140
Hartford High Yield HLS Fund	1,788,347	2,983,956
Hartford Index HLS Fund	2,230,951	6,108,201
Hartford International Opportunities HLS Fund	2,017,843	4,235,884
Hartford Small/Mid Cap Equity HLS Fund	1,944,028	1,717,913
Hartford MidCap Value HLS Fund	857,428	3,023,534
Hartford Ultrashort Bond Fund *	4,417,876	5,573,946
Hartford SmallCap Growth HLS Fund	11,747,311	9,520,727
Hartford Stock HLS Fund	337,155	665,616
Hartford U.S. Government Securities HLS Fund	944,126	1,909,935
Hartford Value HLS Fund	944,491	3,230,405

  *  See Note 1 for additional information related to this Sub-Account.

Union Security Insurance Company
Notes to Financial Statements — (continued)
December 31, 2013
5.  Changes in Units Outstanding:

The changes in units outstanding for the year ended December 31, 2013 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase (Decrease)
Fidelity VIP Money Market Portfolio	77,529	40,871	36,658
Hartford Balanced HLS Fund	31,986	158,232	(126,246)
Hartford Total Return Bond HLS Fund	49,704	108,911	(59,207)
Hartford Capital Appreciation HLS Fund	72,881	136,893	(64,012)
Hartford Dividend and Growth HLS Fund	66,474	49,656	16,818
Hartford Global Growth HLS Fund	36,980	234,319	(197,339)
Hartford Disciplined Equity HLS Fund	30,054	157,839	(127,785)
Hartford Growth HLS Fund	24,366	22,154	2,212
Hartford Growth Opportunities HLS Fund	40,294	550,220	(509,926)
Hartford High Yield HLS Fund	50,202	126,257	(76,055)
Hartford Index HLS Fund	57,786	275,213	(217,427)
Hartford International Opportunities HLS Fund	61,785	197,463	(135,678)
Hartford Small/Mid Cap Equity HLS Fund	31,997	70,206	(38,209)
Hartford MidCap Value HLS Fund	36,039	187,035	(150,996)
Hartford Ultrashort Bond HLS Fund *	297,806	367,421	(69,615)
Hartford SmallCap Growth HLS Fund	21,815	227,306	(205,491)
Hartford Stock HLS Fund	17,177	41,095	(23,918)
Hartford U.S. Government Securities HLS Fund	31,292	82,400	(51,108)
Hartford Value HLS Fund	34,430	204,632	(170,202)

  *  See Note 1 for additional information related to this Sub-Account.

The changes in units outstanding for the year ended December 31, 2012 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase (Decrease)
Hartford Balanced HLS Fund	38,097	194,374	(156,277)
Hartford Total Return Bond HLS Fund	91,455	109,459	(18,004)
Hartford Capital Appreciation HLS Fund	50,708	164,591	(113,883)
Hartford Dividend and Growth HLS Fund	80,478	103,509	(23,031)
Hartford Global Growth HLS Fund	44,398	324,343	(279,945)
Hartford Disciplined Equity HLS Fund	43,154	247,185	(204,031)
Hartford Growth HLS Fund	14,835	33,717	(18,882)
Hartford Growth Opportunities HLS Fund	63,779	681,978	(618,199)
Hartford High Yield HLS Fund	86,842	65,807	21,035
Hartford Index HLS Fund	49,631	352,294	(302,663)
Hartford International Opportunities HLS Fund	54,581	295,676	(241,095)
Hartford Small/Mid Cap Equity HLS Fund	15,594	124,669	(109,075)
Hartford MidCap Value HLS Fund	48,408	269,176	(220,768)
Hartford Money Market HLS Fund	358,609	354,594	4,015
Hartford SmallCap Growth HLS Fund	31,634	354,583	(322,949)
Hartford Stock HLS Fund	18,028	48,802	(30,774)
Hartford U.S. Government Securities HLS Fund	38,768	89,883	(51,115)
Hartford Value HLS Fund	49,295	290,908	(241,613)

Variable Account C
Union Security Insurance Company
Notes to Financial Statements — (continued)
December 31, 2013
6.  Financial Highlights:

The following is a summary of units, unit fair values, net assets, expense ratios, investment income ratios, and total return ratios representing the lowest and highest contract charges for each of the periods presented within each Sub-Account that had outstanding units as of and for the period ended December 31, 2013. The unit value range presented below represents the unit values of the highest and lowest contract charges, therefore a specific Sub-Account unit value may be outside of the range presented in this table. In the case of fund mergers, the expense, investment income, and total return ratios are calculated using only the results of the surviving fund and exclude the results of the funds merged into the surviving fund.

Sub-Account	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
Fidelity VIP Money Market Portfolio
2013	36,658	$9.955917	to	$10.000395	$365,484	—	to	1.17%	—	to	—	(0.44)%	to	—
Hartford Balanced HLS Fund
2013	1,387,946	19.335546	to	25.305504	46,666,269	—	to	1.35%	1.53%	to	1.55%	19.56%	to	21.19%
2012	1,514,192	15.954916	to	21.164735	42,326,212	—	to	1.35%	2.88%	to	2.91%	10.52%	to	12.02%
2011	1,670,469	14.242678	to	19.150077	42,033,515	—	to	1.35%	1.65%	to	1.70%	0.49%	to	1.86%
2010	1,839,324	13.983143	to	19.056748	45,903,844	—	to	1.35%	1.42%	to	1.42%	10.63%	to	12.14%
2009	2,037,118	12.469870	to	17.225196	45,845,795	—	to	1.35%	2.25%	to	2.26%	28.54%	to	30.29%
Hartford Total Return Bond HLS Fund
2013	623,752	20.054592	to	20.367804	16,629,447	—	to	1.35%	3.86%	to	3.90%	(2.69)%	to	(1.36)%
2012	682,959	20.608280	to	20.649455	18,736,804	—	to	1.35%	4.01%	to	4.11%	6.10%	to	7.54%
2011	700,963	19.202199	to	19.424269	18,044,129	—	to	1.35%	0.21%	to	0.21%	5.56%	to	6.99%
2010	736,086	17.947438	to	18.401668	17,905,765	—	to	1.35%	3.84%	to	4.13%	6.07%	to	7.51%
2009	797,987	16.693310	to	17.348338	18,050,274	—	to	1.35%	3.96%	to	4.74%	13.47%	to	15.01%
Hartford Capital Appreciation HLS Fund
2013	884,784	31.092491	to	36.035006	29,188,737	—	to	1.35%	0.94%	to	0.95%	37.21%	to	39.08%
2012	948,796	22.659703	to	25.909917	22,699,024	—	to	1.35%	1.44%	to	1.47%	16.75%	to	18.34%
2011	1,062,679	19.408336	to	21.894764	21,687,441	—	to	1.35%	0.70%	to	0.76%	(12.59)%	to	(11.41)%
2010	1,177,131	22.205022	to	24.713323	27,309,165	—	to	1.35%	0.75%	to	0.76%	14.94%	to	16.50%
2009	1,263,093	19.318782	to	21.213073	25,349,749	—	to	1.35%	0.88%	to	0.95%	43.72%	to	45.67%
Hartford Dividend and Growth HLS Fund
2013	403,500	16.399171	to	18.221035	6,909,164	—	to	1.35%	2.00%	to	2.10%	30.16%	to	31.92%
2012	386,682	12.599714	to	13.811894	5,064,296	—	to	1.35%	2.12%	to	2.29%	12.07%	to	13.59%
2011	409,713	11.242706	to	12.159143	4,759,067	—	to	1.35%	1.92%	to	2.20%	(0.04)%	to	1.32%
2010	435,121	11.247418	to	12.001007	5,023,209	—	to	1.35%	1.74%	to	1.99%	11.69%	to	13.21%
2009	389,480	10.070289	to	10.601064	4,006,670	—	to	1.35%	2.26%	to	2.38%	23.01%	to	24.68%
Hartford Global Growth HLS Fund
2013	2,496,490	19.352042	to	20.037960	76,980,742	—	to	1.35%	0.74%	to	0.75%	34.47%	to	36.30%
2012	2,693,829	14.198613	to	14.901539	61,443,730	—	to	1.35%	0.55%	to	0.55%	21.75%	to	23.41%
2011	2,973,774	11.505602	to	12.239204	55,406,107	—	to	1.35%	0.03%	to	0.04%	(15.04)%	to	(13.89)%
2010	3,248,409	13.360906	to	14.406309	71,080,936	—	to	1.35%	0.27%	to	0.27%	12.72%	to	14.25%
2009	3,546,763	11.694494	to	12.780685	68,617,652	—	to	1.35%	0.75%	to	0.75%	33.82%	to	35.64%
Hartford Disciplined Equity HLS Fund
2013	1,498,583	19.350163	to	27.110274	42,372,726	—	to	1.35%	1.00%	to	1.03%	34.00%	to	35.82%
2012	1,626,368	14.247156	to	20.231828	34,029,675	—	to	1.35%	1.54%	to	1.60%	16.04%	to	17.62%
2011	1,830,399	12.112881	to	17.434655	32,922,282	—	to	1.35%	1.06%	to	1.15%	(0.20)%	to	1.15%
2010	2,037,112	11.974768	to	17.470282	36,451,620	—	to	1.35%	1.32%	to	1.32%	12.52%	to	14.05%
2009	2,217,661	10.500046	to	15.526764	35,243,396	—	to	1.35%	1.57%	to	1.57%	23.96%	to	25.65%

Union Security Insurance Company
Notes to Financial Statements — (continued)
December 31, 2013
Sub-Account	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
Hartford Growth HLS Fund
2013	97,696	$14.894243	to	$16.549136	$1,515,375	—	to	1.35%	0.07%	to	0.07%	33.67%	to	35.48%
2012	95,484	11.142598	to	12.214743	1,100,553	—	to	1.35%	—	to	—	16.83%	to	18.42%
2011	114,366	9.537387	to	10.314984	1,122,196	—	to	1.35%	0.15%	to	0.16%	(10.17)%	to	(8.95)%
2010	104,419	10.617546	to	11.329060	1,133,813	—	to	1.35%	0.02%	to	0.04%	17.77%	to	19.37%
2009	44,959	9.015504	to	9.490834	415,948	—	to	1.35%	0.47%	to	0.52%	32.44%	to	34.24%
Hartford Growth Opportunities HLS Fund
2013	5,126,936	32.898318	to	37.147032	310,885,522	—	to	1.35%	0.01%	to	0.01%	33.92%	to	35.74%
2012	5,636,862	24.235663	to	27.737273	253,843,379	—	to	1.35%	—	to	—	25.16%	to	26.86%
2011	6,255,061	19.104504	to	22.161693	223,878,292	—	to	1.35%	—	to	—	(10.10)%	to	(8.87)%
2010	6,907,880	20.964604	to	24.650341	273,887,659	—	to	1.35%	0.01%	to	0.02%	15.99%	to	17.56%
2009	7,581,830	9.323604	to	21.252130	257,834,494	—	to	1.35%	0.70%	to	0.80%	27.87%	to	36.89%
Hartford High Yield HLS Fund
2013	304,067	21.206618	to	22.293223	7,228,626	—	to	1.35%	6.63%	to	8.04%	5.00%	to	6.43%
2012	380,122	20.196113	to	20.946320	8,549,456	—	to	1.35%	8.82%	to	11.72%	12.78%	to	14.31%
2011	359,087	17.907659	to	18.323947	7,148,272	—	to	1.35%	8.58%	to	9.00%	3.29%	to	4.69%
2010	420,129	17.337085	to	17.502262	8,060,452	—	to	1.35%	0.39%	to	0.65%	14.59%	to	16.15%
2009	499,905	15.068803	to	15.129305	8,286,744	—	to	1.35%	9.66%	to	15.08%	48.44%	to	50.46%
Hartford Index HLS Fund
2013	2,760,695	17.037354	to	28.903628	66,202,059	—	to	1.35%	1.74%	to	1.78%	30.18%	to	31.95%
2012	2,978,122	12.912424	to	22.203234	54,463,532	—	to	1.35%	1.97%	to	2.04%	14.08%	to	15.63%
2011	3,280,785	11.167114	to	19.462964	51,976,090	—	to	1.35%	1.71%	to	1.72%	0.45%	to	1.81%
2010	3,574,805	10.968438	to	19.376674	56,202,869	—	to	1.35%	1.71%	to	1.75%	13.20%	to	14.73%
2009	3,947,634	9.559941	to	17.117733	54,330,951	—	to	1.35%	2.02%	to	2.05%	24.46%	to	26.15%
Hartford International Opportunities HLS Fund
2013	1,965,513	18.399444	to	20.559619	45,041,951	—	to	1.35%	2.12%	to	2.15%	19.92%	to	21.55%
2012	2,101,191	15.137229	to	17.144191	39,906,765	—	to	1.35%	1.87%	to	1.92%	18.58%	to	20.20%
2011	2,342,286	12.593873	to	14.457353	37,239,256	—	to	1.35%	0.04%	to	0.05%	(15.13)%	to	(13.97)%
2010	2,598,533	14.639102	to	17.034067	48,510,407	—	to	1.35%	1.24%	to	1.25%	12.95%	to	14.49%
2009	2,594,269	12.786788	to	15.080678	42,794,156	—	to	1.35%	1.91%	to	1.99%	31.67%	to	33.46%
Hartford Small/Mid Cap Equity HLS Fund
2013	626,301	23.850632	to	30.527549	17,353,542	—	to	1.35%	1.35%	to	1.39%	35.67%	to	37.51%
2012	664,510	17.580125	to	22.200159	13,485,823	—	to	1.35%	0.60%	to	0.60%	14.32%	to	15.87%
2011	773,585	15.378085	to	19.159153	13,563,664	—	to	1.35%	—	to	—	(2.46)%	to	(1.13)%
2010	924,497	15.766307	to	19.379057	16,410,831	—	to	1.35%	0.73%	to	0.74%	24.15%	to	25.83%
2009	1,010,695	12.699827	to	15.400887	14,348,064	—	to	1.35%	0.27%	to	0.31%	45.89%	to	47.87%
Hartford MidCap Value HLS Fund
2013	1,608,542	17.640836	to	18.514509	29,203,283	—	to	1.35%	1.24%	to	1.26%	32.90%	to	34.71%
2012	1,759,538	13.273416	to	13.744113	23,837,420	—	to	1.35%	1.16%	to	1.19%	23.28%	to	24.95%
2011	1,980,306	10.767091	to	10.999495	21,591,335	—	to	1.35%	0.01%	to	0.01%	(9.79)%	to	(8.56)%
2010	2,281,571	11.935056	to	12.028940	27,352,901	—	to	1.35%	0.59%	to	0.60%	19.35%	to	20.29%
Hartford Ultrashort Bond HLS Fund+
2013	712,201	12.473467	to	13.591490	10,634,731	—	to	1.35%	—	to	—	(1.34)%	to	—
2012	781,816	12.643010	to	13.591490	11,790,911	—	to	1.35%	—	to	—	(1.34)%	to	—
2011	777,801	12.814858	to	13.591490	11,870,530	—	to	1.35%	—	to	—	(1.34)%	to	—
2010	824,547	12.989037	to	13.591490	12,673,395	—	to	1.35%	—	to	—	(1.34)%	to	(1.34)%
2009	1,009,122	13.165583	to	13.591490	15,586,974	—	to	1.35%	0.06%	to	0.07%	(1.28)%	to	0.06%

Variable Account C
Union Security Insurance Company
Notes to Financial Statements — (continued)
December 31, 2013
Sub-Account	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
Hartford SmallCap Growth HLS Fund
2013	2,182,164	36.623790	to	38.550321	102,855,509	—	to	1.35%	0.38%	to	0.38%	42.93%	to	44.87%
2012	2,387,655	25.623634	to	26.610304	78,192,428	—	to	1.35%	—	to	—	15.82%	to	17.40%
2011	2,710,604	22.123192	to	22.667169	76,444,191	—	to	1.35%	—	to	—	0.06%	to	1.42%
2010	3,062,692	22.109692	to	22.349311	85,934,038	—	to	1.35%	—	to	—	34.73%	to	36.56%
2009	3,420,228	16.366335	to	16.410556	70,738,875	—	to	1.35%	0.09%	to	0.09%	33.58%	to	35.39%
Hartford Stock HLS Fund
2013	215,019	16.172740	to	19.450561	3,892,246	—	to	1.35%	1.97%	to	1.99%	30.47%	to	32.25%
2012	238,937	12.395373	to	14.707875	3,281,200	—	to	1.35%	2.02%	to	2.11%	12.85%	to	14.38%
2011	269,711	10.983830	to	12.858284	3,247,453	—	to	1.35%	1.10%	to	1.33%	(2.42)%	to	(1.09)%
2010	323,380	11.256336	to	13.000441	3,948,100	—	to	1.35%	1.12%	to	1.19%	13.26%	to	14.80%
2009	370,148	9.938302	to	11.324420	3,947,837	—	to	1.35%	1.65%	to	1.68%	39.64%	to	41.54%
Hartford U.S. Government Securities HLS Fund
2013	488,356	16.901749	to	17.230949	10,544,657	—	to	1.35%	2.32%	to	2.37%	(3.00)%	to	(1.68)%
2012	539,464	17.424577	to	17.525743	11,954,292	—	to	1.35%	2.82%	to	2.83%	2.31%	to	3.70%
2011	590,579	16.901115	to	17.031898	12,712,669	—	to	1.35%	2.55%	to	2.64%	3.47%	to	4.87%
2010	648,653	16.115520	to	16.460891	13,390,672	—	to	1.35%	4.29%	to	4.37%	2.40%	to	3.79%
2009	711,994	15.526652	to	16.074918	14,345,095	—	to	1.35%	0.03%	to	0.03%	1.99%	to	3.38%
Hartford Value HLS Fund
2013	1,753,023	16.401560	to	17.209265	29,386,166	—	to	1.35%	1.69%	to	1.73%	30.17%	to	31.94%
2012	1,923,225	12.599849	to	13.043194	24,609,321	—	to	1.35%	2.18%	to	2.28%	15.42%	to	16.99%
2011	2,164,838	10.916666	to	11.149316	23,853,730	—	to	1.35%	1.45%	to	1.67%	(3.27)%	to	(1.96)%
2010	2,509,723	11.285926	to	11.371742	28,417,454	—	to	1.35%	1.19%	to	1.21%	7.84%	to	8.66%

  +  See Note 1 for additional information related to this Sub-Account.
  *  This represents the annualized contract expenses of the Sub-Account for the year indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the Funds and charges made directly to contract owner accounts through the redemption of units. Where the expense ratio is the same for each unit value, it is presented in both the lowest and highest columns.
  **  These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Fund, net of management fees assessed by the Fund's manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Fund in which the Sub-Account invests. Where the investment income ratio is the same for each unit value, it is presented in both the lowest and highest columns.
  ***  This represents the total return for the year indicated and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account. The total return is calculated for the year indicated or from the effective date through the end of the reporting period.
  #  Rounded units/unit fair values. Where only one unit value exists, it is presented in both the lowest and highest columns.

Union Security Insurance Company
Notes to Financial Statements — (concluded)
December 31, 2013
Riders:

The Sponsor Company will make certain deductions for various rider charges:

•  Policy Value Advances Recovery Charge monthly deductions of $4.00 plus a daily deduction at an annual rate of .27%
•  Guaranteed Death Benefit ($ amount per $1,000 of face value) $0.00 - $0.06
•  Single Life Waiver of Monthly Deductions ($ amount per $1,000 of amount at risk) $0.07 - $6.32
•  Joint Waiver of Monthly Deductions ($ amount per $1,000 of amount at risk) $0.16 - $12.60
•  Single Life Waivers of Selected Amount ($ amount per $100 of selected amount) $3.06 - $24.10
•  Joint Waiver of Selected Amount ($ amount per $100 of selected amount) $6.03 - $42.39
•  Second-to-Die Term Life Rider ($ amount per $1,000 of benefit) $0.25 - $1,000
•  First-to-Die Term Life Rider ($ amount per $1,000 of benefit) $1.01 - $1,000
•  Estate Protection Rider ($ amount per $1,000 of benefit) $0.96 - $1,000
•  Additional Insured Rider ($ amount per $1,000 of benefit) $0.39 - $326.09
•  Primary Insured Rider ($ amount per $1,000 of benefit) $0.22 - $326.09
•  Child Insurance Rider ($ amount per $1,000 of benefit) $6.50
•  Accelerated Benefit Rider $300.00 - 10% interest discount plus $300.00 (Charge is an interest discount of the benefit plus an administrative charge)

These charges can be assessed as a reduction in unit values or a redemption of units from applicable contract owners' accounts as specified in the product prospectus.

7.  Subsequent Events:

Management has evaluated events subsequent to December 31, 2013 and through the financial statement issuance date of March 28, 2014, noting there are no subsequent events requiring adjustment or disclosure in the financial statements.

Independent Auditor's Report

To the Board of Directors and Stockholder of
Union Security Insurance Company

We have audited the accompanying consolidated financial statements of Union Security Insurance Company and its subsidiaries (the “Company”), which comprise the consolidated balance sheets as of December 31, 2013 and 2012 and the related consolidated statements of operations, comprehensive income, changes in stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2013.

Management's Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditor's Responsibility

Our responsibility is to express an opinion on the consolidated financial statements based on our audits.  We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements.  The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error.  In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control.  Accordingly, we express no such opinion.  An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.  We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Union Security Insurance Company and its subsidiaries at December 31, 2013 and 2012, and the consolidated results of their operations and their consolidated cash flows for each of the three years in the period ended December 31, 2013 in accordance with accounting principles generally accepted in the United States of America.

Our audit was conducted for the purpose of forming an opinion on the consolidated financial statements taken as a whole.  The accompanying financial statement schedules are presented for purposes of additional analysis and are not a required part of the consolidated financial statements.  The information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the consolidated financial statements.  The information has been subjected to the auditing procedures applied in the audit of the consolidated financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the consolidated financial statements or to the consolidated financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America.  In our opinion, the information is fairly stated, in all material respects, in relation to the consolidated financial statements taken as a whole.

/s/ PricewaterhouseCoopers LLP
Kansas City, MO
April 15, 2014

Union Security Insurance Company Consolidated Balance Sheets At December 31, 2013 and 2012

	December 31,	December 31,
	2013	2012
	(in thousands except per share and share amounts)
Assets
Investments:
Fixed maturity securities available for sale, at fair value (amortized
cost - $2,315,654 in 2013 and $2,460,930 in 2012)	$2,592,484	$2,945,407
Equity securities available for sale, at fair value
(cost - $94,467 in 2013 and $76,808 in 2012)	100,266	91,093
Commercial mortgage loans on real estate, at amortized cost	562,368	628,506
Policy loans	12,461	12,802
Short-term investments	64,457	41,480
Collateral held/pledged under securities agreements	42,232	42,540
Other investments	116,785	109,547
Total investments	3,491,053	3,871,375
Cash and cash equivalents	17,641	5,092
Premiums and accounts receivable, net	71,304	68,699
Reinsurance recoverables	1,837,380	1,803,405
Accrued investment income	37,492	39,659
Deferred acquisition costs	24,521	20,600
Tax receivable	9,090	0
Goodwill	17,285	17,285
Value of business acquired	11,555	13,105
Other intangible assets, net	16,548	18,335
Other assets	6,323	8,577
Assets held in separate accounts	1,715,625	1,510,458
Total assets	$7,255,817	$7,376,590

Liabilities
Future policy benefits and expenses	$2,743,876	$2,804,648
Unearned premiums	30,535	30,021
Claims and benefits payable	1,679,730	1,695,090
Commissions payable	16,330	15,970
Deferred gain on disposal of businesses	62,313	73,529
Obligation under securities agreements	42,229	42,534
Accounts payable and other liabilities	138,975	138,512
Deferred income taxes, net	22,242	69,917
Tax payable	0	13,224
Liabilities related to separate accounts	1,715,625	1,510,458
Total liabilities	6,451,855	6,393,903
Commitments and contingencies (Note 16)

Stockholder’s equity
Common stock, average par value $0.32 per share, 23,083,000
shares authorized, 2,613,241 issued and outstanding at December 31, 2013 and 2012	5,230	5,230
Additional paid-in capital	515,400	515,400
Retained earnings	103,231	141,467
Accumulated other comprehensive income	180,101	320,590
Total stockholder’s equity	803,962	982,687
Total liabilities and stockholder’s equity	$7,255,817	$7,376,590

See the accompanying Notes to the Consolidated Financial Statements

Union Security Insurance Company Consolidated Statements of Operations Years Ended December 31, 2013, 2012 and 2011

	Years Ended December 31,
	2013	2012	2011
	(in thousands)

Revenues
Net earned premiums	$1,001,631	$1,007,986	$1,074,316
Net investment income	182,960	198,728	203,635
Net realized gains on investments, excluding other-than-temporary investment losses	13,489	10,026	3,435
Total other-than-temporary investment losses	(1,969)	(53)	(3,296)
Portion of net gain recognized in other comprehensive income, before taxes	104	0	312
Net other-than-temporary investment losses recognized in earnings	(1,865)	(53)	(2,984)
Amortization of deferred gains on disposal of businesses	11,216	12,506	13,862
Fees and other income	8,877	8,416	7,914
Total revenues	1,216,308	1,237,609	1,300,178

Benefits, losses and expenses
Policyholder benefits	745,247	731,862	817,575
Amortization of deferred acquisition costs and
value of business acquired	29,988	28,758	28,785
Underwriting, general and administrative expenses	348,232	346,292	349,663
Total benefits, losses and expenses	1,123,467	1,106,912	1,196,023
Income before provision for income taxes	92,841	130,697	104,155
Provision for income taxes	30,077	41,292	24,854
Net income	$62,764	$89,405	$79,301

See the accompanying Notes to the Consolidated Financial Statements

Union Security Insurance Company Consolidated Statements of Comprehensive Income Years Ended December 31, 2013, 2012 and 2011

	Years Ended December 31,
	2013	2012	2011
	(in thousands)

Net income	$62,764	$89,405	$79,301
Other comprehensive (loss) income:
Change in unrealized gains on securities, net of taxes of $75,389, $(53,838), and $(55,818), respectively	(140,008)	99,986	103,662
Change in other-than-temporary impairment (losses) gains recognized in other comprehensive income, net of taxes of $259, $(1,881), and $343, respectively	(481)	3,493	(637)
Total other comprehensive (loss) income	(140,489)	103,479	103,025
Total comprehensive (loss) income	$(77,725)	$192,884	$182,326

See the accompanying Notes to the Consolidated Financial Statements

Union Security Insurance Company Consolidated Statements of Changes in Stockholder’s Equity At December 31, 2013, 2012 and 2011

	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income	Total
	(in thousands)
Balance, January 1, 2011, as previously reported	$5,000	$475,635	$116,044	$114,017	$710,696
Transfer of Dental Companies	230	18,189	4,517	69	23,005
Adjusted balance, January 1, 2011	$5,230	$493,824	$120,561	$114,086	$733,701
Dividends	0	0	(32,000)	0	(32,000)
Capital contribution (Note 7)	0	21,576	0	0	21,576
Net income	0	0	79,301	0	79,301
Other comprehensive income	0	0	0	103,025	103,025
Balance, December 31, 2011	$5,230	$515,400	$167,862	$217,111	$905,603
Dividends	0	0	(115,800)	0	(115,800)
Net income	0	0	89,405	0	89,405
Other comprehensive income	0	0	0	103,479	103,479
Balance, December 31, 2012	$5,230	$515,400	$141,467	$320,590	$982,687
Dividends	0	0	(101,000)	0	(101,000)
Net income	0	0	62,764	0	62,764
Other comprehensive loss	0	0	0	(140,489)	(140,489)
Balance, December 31, 2013	$5,230	$515,400	$103,231	$180,101	$803,962

See the accompanying Notes to the Consolidated Financial Statements

Union Security Insurance Company Consolidated Statements of Cash Flows Years Ended December 31, 2013, 2012 and 2011

	Years Ended December 31,
	2013	2012	2011
	(in thousands)
Operating activities
Net income	$62,764	$89,405	$79,301
Adjustments to reconcile net income to net cash used in
operating activities:
Change in reinsurance recoverable	3,582	16,662	(75,379)
Change in premiums and accounts receivable	(2,857)	(2,128)	6,307
Depreciation and amortization	5,855	6,175	6,258
Change in deferred acquisition costs and value of
business acquired	(2,371)	(235)	2,893
Change in accrued investment income	2,167	2,621	(312)
Change in insurance policy reserves and expenses	(114,145)	(161,767)	(20,981)
Change in accounts payable and other liabilities	1,178	(10,496)	(5,586)
Change in commissions payable	360	1,557	(348)
Amortization of deferred gain on disposal of businesses	(11,216)	(12,506)	(13,862)
Change in income taxes	5,659	18,472	(10,702)
Net realized gains on investments	(11,624)	(9,973)	(451)
Other	(89)	(2,976)	645
Net cash used in operating activities	(60,737)	(65,189)	(32,217)

Investing activities
Sales of:
Fixed maturity securities available-for-sale	383,298	292,422	232,195
Equity securities available for sale	55,938	28,584	46,629
Other invested assets	15,557	18,553	10,942
Maturities, calls, prepayments, and scheduled redemption of:
Fixed maturity securities available for sale	124,414	228,181	201,577
Commercial mortgage loans on real estate	136,292	63,099	42,182
Purchase of:
Fixed maturity securities available-for-sale	(363,489)	(445,751)	(421,872)
Equity securities available for sale	(64,804)	(26,491)	(3,500)
Commercial mortgage loans on real estate	(68,571)	(20,412)	(14,661)
Other invested assets	(21,713)	(18,076)	(17,994)
Change in short-term investments	(22,977)	43,277	(13,792)
Change in collateral held under securities lending	305	296	14,637
Change in policy loans	341	20	419
Net cash provided by investing activities	174,591	163,702	76,762

See the accompanying Notes to the Consolidated Financial Statements

Union Security Insurance Company Consolidated Statements of Cash Flows (Continued) Years Ended December 31, 2013, 2012 and 2011

	Years Ended December 31,
	2013	2012	2011
	(in thousands)
Financing activities
Dividends paid	(101,000)	(115,800)	(32,000)
Change in obligation under securities lending	(305)	(296)	(14,637)
Net cash used in financing activities (1)	(101,305)	(116,096)	(46,637)
Change in cash and cash equivalents	12,549	(17,583)	(2,092)
Cash and cash equivalents at beginning of period	5,092	22,675	24,767
Cash and cash equivalents at end of period	$17,641	$5,092	$22,675

Supplemental information:
Income taxes paid	$29,311	$26,472	$36,255

(1)	During 2011, a $21,576 non-cash capital contribution in the form of a deferred tax asset was made from Assurant, Inc. (the “Parent”). See Note 7 for more information.

See the accompanying Notes to the Consolidated Financial Statements

Union Security Insurance Company Notes to Consolidated Financial Statements Years Ended December 31, 2013, 2012 and 2011 (In thousands except number of shares and per share amounts)

1.           Nature of Operations

Union Security Insurance Company (the “Company”) is a provider of life and health insurance products, including group disability insurance, group dental insurance, group life insurance, group vision insurance, supplemental worksite insurance, small employer group health insurance and pre-funded funeral insurance (“preneed”).  The Company is an indirect wholly-owned subsidiary of Assurant, Inc. (the “Parent”).  The Parent’s common stock is traded on the New York Stock Exchange under the symbol AIZ.  The Company distributes its products in the District of Columbia and in all states except New York.

Effective January 1, 2013, nine dental companies, indirect wholly owned subsidiaries of the Parent (the “Dental Companies”), were merged into the operations of the Company.  Accordingly, all prior period amounts have been restated to conform to the 2013 presentation.

2.           Summary of Significant Accounting Policies

Basis of Presentation

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Amounts are presented in United States of America (“U.S.”) dollars and all amounts are in thousands, except for number of shares, per share amounts and number of securities in an unrealized loss position.

Principles of Consolidation

The consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries. All inter-company transactions and balances are eliminated in consolidation.

Use of Estimates

The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. The items on the Company’s balance sheets affected by the use of estimates include but are not limited to, investments, premiums and accounts receivable, reinsurance recoverables, deferred acquisition costs (“DAC”), deferred income taxes and associated valuation allowances, goodwill, valuation of business acquired (“VOBA”), future policy benefits and expenses, unearned premiums, claims and benefits payable, deferred gain on disposal of businesses, and commitments and contingencies. The estimates are sensitive to market conditions, investment yields, mortality, morbidity, commissions and other acquisition expenses, policyholder behavior and other factors. Actual results could differ from the estimates recorded. The Company believes all amounts reported are reasonable and adequate.

Comprehensive (Loss) Income

Comprehensive (loss) income is comprised of net income, net unrealized gains and losses on securities classified as available-for-sale and net unrealized gains and losses on other-than-temporarily impaired securities, less deferred income taxes.

Reclassifications

Certain prior period amounts have been reclassified to conform to the 2013 presentation.

Fair Value

The Company uses an exit price for its fair value measurements. An exit price is defined as the amount received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

In measuring fair value, the Company gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. See Note 4 for further information.

Investments

Fixed maturity and equity securities are classified as available-for-sale, as defined in the investments guidance, and reported at fair value. If the fair value is higher than the amortized cost for fixed maturity securities or the purchase cost for equity securities, the excess is an unrealized gain; and, if lower than cost, the difference is an unrealized loss. Net unrealized gains and losses on securities classified as available-for-sale, less deferred income taxes, are included in accumulated other comprehensive income (“AOCI”).

Commercial mortgage loans on real estate are reported at unpaid balances, adjusted for amortization of premium or discount, less allowance for losses. The allowance is based on management’s analysis of factors including actual loan loss experience, specific events based on geographical, political or economic conditions, industry experience, loan groupings that have probable and estimable losses and individually impaired loan loss analysis. A loan is considered individually impaired when it becomes probable the Company will be unable to collect all amounts due, including principal and interest, according to the contractual terms of the loan agreement. Indicative factors of impairment include, but are not limited to, whether the loan is current, the value of the collateral and the financial position of the borrower. If a loan is individually impaired, the Company uses one of the following valuation methods based on the individual loan’s facts and circumstances to measure the impairment amount: (1) the present value of expected future cash flows, (2) the loan's observable market price, or (3) the fair value of collateral.  Changes in the allowance for loan losses are recorded in net realized losses on investments, excluding other-than-temporary impairment (“OTTI”) losses.

The Company places loans on non-accrual status after 90 days of delinquent payments (unless the loans are both well secured and in the process of collection). A loan may be placed on non-accrual status before this time if information is available that suggests its impairment is probable.

Policy loans are reported at unpaid principal balances, which do not exceed the cash surrender value of the underlying policies.

Short-term investments include money market funds and short maturity investments. These amounts are reported at cost, which approximates fair value.

The Company engages in collateralized transactions in which fixed maturity securities, especially bonds issued by the U.S. government, government agencies and authorities, and U.S. corporations, are loaned to selected broker/dealers. The collateral held under these securities lending transactions is reported at fair value and the obligation is reported at the amount of the collateral received.  The difference between the collateral held and obligations under securities lending is recorded as an unrealized loss and is included as part of AOCI.

Other investments consist primarily of investments in joint ventures and partnerships. The joint ventures and partnerships are valued according to the equity method of accounting. In applying the equity method the Company uses financial information provided by the investee, generally on a three month lag.

The Company monitors its investment portfolio to identify investments that may be other-than-temporarily impaired. In addition, securities, aggregated by issuer, whose market price is equal to 80% or less of their original purchase price or which had a discrete credit event resulting in the debtor defaulting or seeking bankruptcy protection are added to a potential write-down list, which is discussed at quarterly meetings attended by members of the Company’s investment, accounting and finance departments. See Note 3 for further information.

Realized gains and losses on sales of investments are recognized on the specific identification basis.

Investment income is recorded as earned and reported net of investment expenses. The Company uses the interest method to recognize interest income on its commercial mortgage loans.

The Company anticipates prepayments of principal in the calculation of the effective yield for mortgage-backed securities and structured securities. The retrospective method is used to adjust the effective yield.

Cash and Cash Equivalents

The Company considers cash on hand, all operating cash and working capital cash to be cash equivalents. These amounts are carried at cost, which approximates fair value. Cash balances are reviewed at the end of each reporting period to determine if negative cash balances exist. If negative cash balances do exist, the cash accounts are netted with other positive cash accounts of the same bank provided the right of offset exists between the accounts. If the right of offset does not exist, the negative cash balances are reclassified to accounts payable.

Uncollectible Receivable Balance

The Company maintains allowances for doubtful accounts for probable losses resulting from the inability to collect payments.

Reinsurance

Reinsurance recoverables include amounts related to paid benefits and estimated amounts related to unpaid policy and contract claims, future policyholder benefits and policyholder contract deposits. The cost of reinsurance is recognized over the terms of the underlying reinsured policies using assumptions consistent with those used to account for the policies. Amounts recoverable from reinsurers are estimated in a manner consistent with claim and claim adjustment expense reserves or future policy benefits reserves and are reported in the consolidated balance sheets. The cost of reinsurance related to long-duration contracts is recognized over the life of the underlying reinsured policies. The ceding of insurance does not discharge the Company’s primary liability to insureds, thus a credit exposure exists to the extent that any reinsurer is unable to meet the obligation assumed in the reinsurance agreements.  To mitigate this exposure to reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and holds collateral (in the form of funds withheld, trusts, and letters of credit) as security under the reinsurance agreements. An allowance for doubtful accounts is recorded on the basis of periodic evaluations of balances due from reinsurers (net of collateral), reinsurer solvency, management’s experience and current economic conditions.

Funds withheld under reinsurance represent amounts contractually held from assuming companies in accordance with reinsurance agreements.

Reinsurance premiums assumed are calculated based upon payments received from ceding companies together with accrual estimates, which are based on both payments received and in force policy information received from ceding companies. Any subsequent differences arising on such estimates are recorded in the period in which they are determined.

Income Taxes

The Company reports its taxable income in a consolidated federal income tax return along with other affiliated subsidiaries of the Parent. Income tax expense or benefit is allocated among the affiliated subsidiaries by applying corporate income tax rates to taxable income or loss determined on a separate return basis according to a tax allocation agreement.   Entities with losses record current tax benefits to the extent such losses are recognized in the consolidated federal tax return.

Current federal income taxes are recognized based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income taxes are recorded for temporary differences between the financial reporting basis and income tax basis of assets and liabilities, based on enacted tax laws and statutory tax rates applicable to the periods in which the Company expects the temporary differences to reverse. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized.

The Company classifies net interest expense related to tax matters and any applicable penalties as a component of income tax expense.

Deferred Acquisition Costs

Only direct incremental costs associated with the successful acquisition of new or renewal insurance contracts are deferred to the extent that such costs are deemed recoverable from future premiums or gross profits. Acquisition costs primarily consist of commissions and compensation to sales representatives.  Certain direct response advertising expenses are deferred when the primary purpose of the advertising is to elicit sales to customers who can be shown to have specifically responded to the advertising and the direct response advertising results in probable future benefits.

Premium deficiency testing is performed annually and generally reviewed quarterly. Such testing involves the use of best estimate assumptions including the anticipation of investment income to determine if anticipated future policy premiums are adequate to recover all DAC and related claims, benefits and expenses. To the extent a premium deficiency exists, it is recognized immediately by a charge to the consolidated statement of operations and a corresponding reduction in DAC. If the premium deficiency is greater than unamortized DAC, a liability will be accrued for the excess deficiency.

Long Duration Contracts

Acquisition costs for preneed life insurance policies and certain life insurance policies no longer offered are deferred and amortized in proportion to anticipated premiums over the premium-paying period. These acquisition costs consist primarily of first year commissions paid to agents.

Acquisition costs relating to group worksite insurance products consist primarily of first year commissions to brokers, costs of issuing new certificates, and compensation to sales representatives. These acquisition costs are front-end loaded, thus they are deferred and amortized over the estimated terms of the underlying contracts.

For preneed investment-type annuities, DAC is amortized in proportion to the present value of estimated gross profits from investment, mortality, expense margins and surrender charges over the estimated life of the policy or contract. The assumptions used for the estimates are consistent with those used in computing the policy or contract liabilities.

Acquisition costs on Fortis Financial Group (“FFG”) and Long-Term Care (“LTC”) disposed businesses were written off when the businesses were sold.

Short Duration Contracts

Acquisition costs relating to monthly pay credit insurance business consist mainly of direct response advertising costs and are deferred and amortized over the estimated average terms and balances of the underlying contracts.

Acquisition costs relating to group term life, group disability, group dental and group vision consist primarily of compensation to sales representatives. These acquisition costs are front-end loaded; thus, they are deferred and amortized over the estimated terms of the underlying contracts.

Property and Equipment

Property and equipment are included in other assets and reported at cost less accumulated depreciation. Depreciation is calculated on a straight-line basis over estimated useful lives with a maximum of 39.5 years for buildings, a maximum of 7 years for furniture and a maximum of 5 years for equipment. Expenditures for maintenance and repairs are charged to income as incurred. Expenditures for improvements are capitalized and depreciated over the remaining useful life of the asset.

Property and equipment also includes capitalized software costs, which represent costs directly related to obtaining, developing or upgrading internal use software. Such costs are capitalized and amortized using the straight-line method over their estimated useful lives, not to exceed 20 years. Property and equipment are assessed for impairment when impairment indicators exist.

Goodwill

Goodwill represents the excess of acquisition costs over the net fair value of identifiable assets acquired and liabilities assumed in a business combination. Goodwill is deemed to have an indefinite life and is not amortized, but rather is tested at least annually for impairment.  The Company reviews goodwill annually in the fourth quarter for impairment, or more frequently if indicators of impairment exist. The Company regularly assesses whether any indicators of impairment exist. Such indicators include, but are not limited to: significant adverse change in legal factors, adverse action or assessment by a regulator, unanticipated competition, loss of key personnel, or a significant decline in expected future cash flows due to changes in company-specific factors or the broader business climate. The evaluation of such factors requires considerable management judgment.

 At the time of the annual goodwill test, the Company has the option to first assess qualitative factors to determine whether it is necessary to perform the current two-step goodwill impairment test.  The Company is required to perform step one if it determines qualitatively that it is more likely than not (that is, a likelihood of more than 50 percent) that the fair value is less than its carrying amount, including goodwill.  Otherwise, no further testing is required.

If the Company does not take the option to perform the qualitative assessment or the qualitative assessment performed indicates that it is more likely than not that the fair value is less than the carrying value, the Company will then compare its estimated fair value with its net book value (“Step 1”). If the estimated fair value exceeds its net book value, goodwill is deemed not to be impaired, and no further testing is necessary. If the net book value exceeds its estimated fair value, the Company would perform a second test to measure the amount of impairment, if any. To determine the amount of any impairment, the Company would determine the implied fair value of goodwill in the same manner as if the Company were being acquired in a business combination (“Step 2”). Specifically, the Company would determine the fair value of all of the assets and liabilities, including any unrecognized intangible assets, in a hypothetical calculation that would yield the implied fair value of goodwill. If the implied fair value of goodwill is less than the recorded goodwill, the Company would record an impairment charge for the difference.

In 2013 and 2012, the Company did not take the option to perform a qualitative assessment, thus Step 1 was performed and we concluded the estimated fair value exceeded its respective book value and therefore goodwill was not impaired.  See Note 4 & 13 for further information.

Value of Businesses Acquired

VOBA is an identifiable intangible asset representing the value of the insurance businesses acquired. The amount is determined using best estimates for mortality, lapse, maintenance expenses and investment returns at date of purchase. The amount determined represents the purchase price paid to the seller for producing the business. Similar to the amortization of DAC, the amortization of VOBA is over the premium payment period for traditional life insurance policies. For all other products, the amortization of VOBA is over the expected lifetime of the policies.

VOBA is tested annually in the fourth quarter for recoverability. If it is determined that future policy premiums and investment income or gross profits are not adequate to cover related losses or loss expenses, then an expense is reported in current earnings. Based on 2013 and 2012 testing, future policy premiums and investment income or gross profits were deemed adequate to cover related losses or loss expenses.

Other Assets

Other assets primarily include prepaid items.

Other Intangible Assets

 Other intangible assets that have finite lives, including but not limited to, customer contracts, are amortized over their estimated useful lives. Other intangible assets deemed to have indefinite useful lives, primarily certain state licenses, are not amortized and are subject to at least annual impairment tests. At the time of the annual impairment test, the Company has the option to first assess qualitative factors to determine whether it is necessary to perform a quantitative impairment test for indefinite-lived intangible assets.  Impairment exists if the carrying amount of the indefinite-lived other intangible asset exceeds its fair value.

For other intangible assets with finite lives, impairment is recognized if the carrying amount is not recoverable and exceeds the fair value of the other intangible asset. Generally other intangible assets with finite lives are only tested for impairment if there are indicators (“triggers”) of impairment identified.  Triggers include, but are not limited to, a significant adverse change in the extent, manner or length of time in which the other intangible asset is being used or a significant adverse change in legal factors or in the business climate that could affect the value of the other intangible asset.  In certain cases, the Company does perform an annual impairment test for other intangible assets with finite lives even if there are no triggers present.  There were no impairments of finite-lived or indefinite-lived other intangible assets in either 2013 or 2012.

Amortization expense is included in underwriting, general and administrative expenses in the consolidated statements of operations.

Separate Accounts

Assets and liabilities associated with separate accounts relate to premium and annuity considerations for variable life and annuity products for which the contract-holder, rather than the Company, bears the investment risk. Separate account assets (with matching liabilities) are reported at fair value. Revenues and expenses related to the separate account assets and liabilities, to the extent of benefits paid or provided to the separate account policyholders, are excluded from the amounts reported in the accompanying consolidated statements of operations because the accounts are administered by reinsurers.

Reserves

Reserves are established in accordance with GAAP, using generally accepted actuarial methods. Factors used in their calculation include experience derived from historical claim payments and actuarial assumptions. Such assumptions and other factors include trends, the incidence of incurred claims, the extent to which all claims have been reported, and internal claims processing charges. The process used in computing reserves cannot be exact, particularly for liability coverages, since actual claim costs are dependent upon such complex factors as inflation, changes in doctrines of legal liabilities and damage awards. The methods of making such estimates and establishing the related liabilities are periodically reviewed and updated.

Reserves do not represent an exact calculation of exposure, but instead represent our best estimates of what we expect the ultimate settlement and administration of a claim or group of claims will cost based on facts and circumstances known at the time of calculation. The adequacy of reserves may be impacted by future trends in claims severity, frequency, judicial theories of liability and other factors. These variables are affected by both external and internal events, including but not limited to: changes in the economic cycle, changes in the social perception of the value of work, emerging medical perceptions regarding physiological or psychological causes of disability, emerging health issues and new methods of treatment or accommodation, inflation, judicial trends, legislative changes and claims handling procedures.

Many of these items are not directly quantifiable.  Reserve estimates are refined as experience develops. Adjustments to reserves, both positive and negative, are reflected in the consolidated statement of operations in the period in which such estimates are updated. Because establishment of reserves is an inherently uncertain process involving estimates of future losses, there can be no certainty that ultimate losses will not exceed existing claims reserves. Future loss development could require reserves to be increased, which could have a material adverse effect on our earnings in the periods in which such increases are made. However, based on information currently available, we believe our reserve estimates are adequate.

Long Duration Contracts

The Company’s long duration contracts include preneed life insurance policies and annuity contracts, traditional life insurance policies no longer offered, policies disposed of via reinsurance (FFG and LTC contracts), group worksite policies, group life conversion policies and certain medical policies.

Future policy benefits and expense reserves for LTC, certain life and annuity insurance policies no longer offered, the traditional life insurance contracts within FFG and group worksite contracts are equal to the present value of future benefits to policyholders plus related expenses less the present value of the future net premiums. These amounts are estimated based on assumptions as to the expected investment yield, inflation, mortality, morbidity and withdrawal rates as well as other assumptions that are based on the Company’s experience.

These assumptions reflect anticipated trends and include provisions for possible unfavorable deviations.

Future policy benefits and expense reserves for preneed investment-type annuities, and the variable life insurance and investment-type annuity contracts in FFG consist of policy account balances before applicable surrender charges and certain deferred policy initiation fees that are being recognized in income over the terms of the policies. Policy benefits charged to expense during the period include amounts paid in excess of policy account balances and interest credited to policy account balances.  An unearned revenue reserve is also recorded for those preneed investment-type annuities which represent the balance of the excess of gross premiums over net premiums that is still recognized in future years’ income in a constant relationship to estimated gross profits.

Future policy benefits and expense reserves for preneed life insurance contracts are reported at the present value of future benefits to policyholders and related expenses less the present value of future net premiums. Reserve assumptions are selected using best estimates for expected investment yield, inflation, mortality and withdrawal rates. These assumptions reflect current trends, are based on Company experience and include provision for possible unfavorable deviation. An unearned revenue reserve is also recorded for these contracts which represents the balance of the excess of gross premiums over net premiums that is still to be recognized in future years’ income in a constant relationship to insurance in force.

Reserves for group worksite policies include case reserves and incurred but not reported (“IBNR”) reserves which equal the net present value of the expected future claims payments. Worksite group disability reserves are discounted to the valuation date at the valuation interest rate. The valuation interest rate is reviewed quarterly by taking into consideration actual and expected earned rates on our asset portfolio.

Risks related to the reserves recorded for policies under FFG and LTC have been 100% ceded via reinsurance. While the Company has not been released from the contractual obligation to the policyholders, changes in and deviations from economic mortality, morbidity, and expense assumptions used in the calculation of these reserves will not directly affect our results of operations unless there is a default by the assuming reinsurer.

Changes in the estimated liabilities are reported as a charge or credit to policyholder benefits as the estimates are revised.

Short Duration Contracts

The Company’s short duration contracts include group term life contracts, group disability contracts, medical contracts, dental contracts, vision contracts and credit life and disability contracts. For short duration contracts, claims and benefits payable reserves are recorded when insured events occur. The liability is based on the expected ultimate cost of settling the claims. The claims and benefits payable reserves include: (1) case reserves for known but unpaid claims as of the balance sheet date; (2) IBNR reserves for claims where the insured event has occurred but has not been reported to the Company as of the balance sheet date; and (3) loss adjustment expense reserves for the expected handling costs of settling the claims.

For group disability, the case reserves and the IBNR reserves are recorded at an amount equal to the net present value of the expected future claims payments. Group long-term disability and group term life waiver of premiums reserves are discounted to the valuation date at the valuation interest rate. The valuation interest rate is reviewed quarterly by taking into consideration actual and expected earned rates on our asset portfolio. Group long term disability and group term life reserve adequacy studies are performed annually, and morbidity and mortality assumptions are adjusted where appropriate.

Changes in the estimated liabilities are recorded as a charge or credit to policyholder benefits as estimates are revised.

Deferred Gain on Disposal of Businesses

The Company recorded a deferred gain on disposal of businesses utilizing reinsurance. On March 1, 2000, the Company sold its LTC business using a coinsurance contract. On April 2, 2001, the Company sold its FFG business using coinsurance and a modified coinsurance contract. Since the form of sale did not discharge the Company’s primary liability to the insureds, the gain on these disposals was deferred and reported as a liability. The liability is decreased and recognized as revenue over the estimated life of the contracts’ terms. The Company reviews and evaluates the estimates affecting the deferred gain on disposal of businesses annually or when significant information affecting the estimates becomes known to the Company, and adjusts the revenue recognized accordingly. Based on the Company’s 2013 and 2012 annual reviews, there were no adjustments to the estimates affecting the deferred gain.

Premiums

Long Duration Contracts

Currently, the Company’s long duration contracts which are actively being sold are group worksite insurance policies. Revenues are recognized ratably as earned income over the premium-paying periods of the policies for the group worksite insurance products.

For life insurance policies previously sold by the preneed business (no longer offered), revenue is recognized when due from policyholders.

For investment-type annuity contracts previously sold by the preneed business (no longer offered), revenues consist of charges assessed against policy balances.

Premiums for LTC insurance and traditional life insurance contracts within FFG are recognized as revenue when due from the policyholder. For universal life insurance and investment-type annuity contracts within FFG, revenues consist of charges assessed against policy balances. For the FFG and LTC businesses previously sold, all revenue is ceded.

Short Duration Contracts

The Company’s short duration contracts are those on which the Company recognizes revenue on a pro-rata basis over the contract term. The Company’s short duration contracts primarily include group term life, group disability, medical, dental, vision and credit life and disability.

Total Other-Than-Temporary Impairment Losses

For debt securities with credit losses and non-credit losses or gains, total OTTI losses is the total of the decline in fair value from either the most recent OTTI determination or a prior period end in which the fair value declined until the current period end valuation date. This amount does not include any securities that had fair value increases. For equity securities and debt securities that the Company has the intent to sell or if it is more likely than not that it will be required to sell for equity securities that have an OTTI or for debt securities if there are only credit losses, total other-than-temporary impairment losses is the total amount by which the fair value of the security is less than its amortized cost basis at the period end valuation date and the decline in fair value is deemed to be other-than-temporary.

Fees and Other Income

Income earned on preneed life insurance policies with discretionary death benefit growth issued after 2008 is presented within fees and other income.

The Company also derives fees and other income from providing administrative services. These fees are recognized monthly when services are performed.

Underwriting, General and Administrative Expenses

Underwriting, general and administrative expenses consist primarily of commissions, premium taxes, licenses, fees, salaries and personnel benefits and other general operating expenses.

Leases

The Company records expenses for operating leases on a straight-line basis over the lease term.

Contingencies

The Company evaluates each contingent matter separately. A loss contingency is recorded if reasonably estimable and probable. The Company establishes reserves for these contingencies at the best estimate, or if no one estimated number within the range of possible losses is more probable than any other, the Company records an estimated reserve at the low end of the estimated range. Contingencies affecting the Company primarily relate to litigation matters which are inherently difficult to evaluate and are subject to significant changes. The Company believes the contingent amounts recorded are reasonable.

Recent Accounting Pronouncements—Adopted

On September 30, 2012, the Company adopted the amended intangibles-goodwill and other guidance. This guidance allows an entity to first assess qualitative factors to determine whether it is necessary to perform a quantitative impairment test for indefinite-lived intangible assets. Under this amended guidance, an entity would not be required to calculate the fair value of an indefinite-lived intangible asset, unless the entity determines, based on qualitative assessment, that it is more likely than not that its fair value is less than its carrying amount. The amended guidance includes a number of events and circumstances for an entity to consider in conducting the qualitative assessment and did not have an impact on the Company’s financial position or results of operations.

On January 1, 2012, the Company adopted the guidance on fair value measurement. This amended guidance changes certain fair value measurement principles and expands required disclosures to include quantitative and qualitative information about unobservable inputs in Level 3 measurements to achieve common fair value measurement and disclosure requirements in GAAP and International Financial Reporting Standards. The adoption of this guidance did not have an impact on the Company’s financial position or results of operations.

On January 1, 2012, the Company adopted the amendments to existing guidance on accounting for costs associated with acquiring or renewing insurance contracts. The amendments modified the definition of the types of costs incurred by insurance entities that can be capitalized in the acquisition of new and renewal contracts. Under this amended guidance, only direct incremental costs associated with successful insurance contract acquisitions or renewals are deferrable. This guidance was adopted retrospectively and has been applied to all prior period financial information contained in these consolidated financial statements.

On December 31, 2011, the Company adopted the new guidance related to the presentation of comprehensive income.  This guidance provides two alternatives for presenting comprehensive income. An entity can report comprehensive income either in a single continuous financial statement or in two separate but consecutive financial statements. Each component of net income and each component of other comprehensive income, together with totals for comprehensive income and its two parts, net income and other comprehensive income, are displayed under either alternative. The statement(s) are to be presented with equal prominence as the other primary financial statements. The new guidance eliminates the Company’s previously applied option to report other comprehensive income and its components in the statement of changes in stockholder’s equity. The guidance does not change the items that constitute net income or other comprehensive income, and does not change when an item of other comprehensive income must be reclassified to net income. The Company chose to early adopt this guidance and therefore is reporting comprehensive income in a separate but consecutive statement, with full retrospective application as required by the guidance.   The adoption of the new presentation requirements did not have an impact on the Company’s financial position or results of operations.

Recent Accounting Pronouncements—Not Yet Adopted

In July 2013, the Financial Accounting Standards Board (“FASB”) issued new guidance on the presentation of an unrecognized tax benefit when a net operating loss carryforward, a similar tax loss, or a tax credit carryforward exists. The amendments in this guidance state that an unrecognized tax benefit, or a portion thereof, should be presented in the financial statements as a reduction to a deferred tax asset for a net operating loss carryforward, a similar tax loss, or a tax credit carryforward. An exception to this guidance would be where a net operating loss carryforward or similar tax loss or credit carryforward would not be available under the tax law to settle any additional income taxes that would result from the disallowance of a tax position, or the tax law does not require the entity to use, and the entity does not intend to use, the deferred tax asset for such purpose. In such a case, the unrecognized tax benefit should be presented in the financial statements as a liability and should not be combined with deferred tax assets. The guidance is effective for interim and annual periods beginning after December 15, 2013. The Company will be adopting this presentation as of the effective date and does not expect any net impact to the Company’s financial position and results of operations.

In July 2011, the FASB issued amendments to the other expenses guidance to address how health insurers should recognize and classify in their statement of operations fees mandated by the Affordable Care Act. The Affordable Care Act imposes an annual fee on health insurers for each calendar year beginning on or after January 1, 2014. The amendments specify that the liability for the fee should be estimated and recorded in full once the entity provides qualifying health insurance in the applicable calendar year in which the fee is payable with a corresponding deferred cost that is amortized to expense ratably over the calendar year during which it is payable. The guidance is effective for calendar years beginning after December 31, 2013, when the fee initially becomes effective. Therefore, the Company is required to adopt this guidance on January 1, 2014. In the first quarter of 2014, the estimated liability for the mandated fees and the corresponding deferred cost asset of $5,000 will be recorded in accounts payable and other liabilities and in other assets, respectively, on the consolidated balances sheets.  The deferred cost asset will be amortized ratably over the calendar year to underwriting, general and administrative expense in the consolidated statements of operations.  This is an estimated amount and may be adjusted once the assessment is received from the federal government.

3.           Investments

The following tables show the cost or amortized cost, gross unrealized gains and losses, fair value and OTTI of our fixed maturity and equity securities as of the dates indicated:

	December 31, 2013
	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	OTTI in AOCI (a)
Fixed maturity securities:
United States Government and government
agencies and authorities	$ 22,562	$ 269	$ 0	$ 22,831	$ 0
States, municipalities and political subdivisions	46,457	2,284	(197)	48,544	0
Foreign governments	22,381	2,072	0	24,453	0
Asset-backed	789	62	0	851	0
Commercial mortgage-backed	5,223	314	0	5,537	0
Residential mortgage-backed	72,219	5,878	(355)	77,742	2,482
Corporate	2,146,023	269,657	(3,154)	2,412,526	10,988
Total fixed maturity securities	$ 2,315,654	$ 280,536	$ (3,706)	$ 2,592,484	$ 13,470
Equity securities:
Common stocks	$ 92	$ 326	$ 0	$ 418	$ 0
Non-redeemable preferred stocks	94,375	7,559	(2,086)	99,848	0
Total equity securities	$ 94,467	$ 7,885	$ (2,086)	$ 100,266	$ 0

	December 31, 2012
	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	OTTI in AOCI (a)
Fixed maturity securities:
United States Government and government
agencies and authorities	$ 22,604	$ 423	$ 0	$ 23,027	$ 0
States, municipalities and political subdivisions	48,315	5,120	0	53,435	0
Foreign governments	25,908	3,794	(817)	28,885	0
Asset-backed	950	33	0	983	0
Commercial mortgage-backed	6,403	619	0	7,022	0
Residential mortgage-backed	78,868	8,347	(1)	87,214	1,654
Corporate	2,277,882	469,260	(2,301)	2,744,841	12,554
Total fixed maturity securities	$ 2,460,930	$ 487,596	$ (3,119)	$ 2,945,407	$ 14,208
Equity securities:
Common stocks	$ 92	$ 205	$ 0	$ 297	$ 0
Non-redeemable preferred stocks	76,716	14,855	(775)	90,796	0
Total equity securities	$ 76,808	$ 15,060	$ (775)	$ 91,093	$ 0

(a)
Represents the amount of other-than-temporary impairments recognized in accumulated other comprehensive income. Amount includes unrealized gains and losses on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.

Our states, municipalities and political subdivisions holdings are highly diversified across the United States, with no individual state’s exposure (including both general obligation and revenue securities) exceeding 0.5% of the overall investment portfolio as of December 31, 2013 and 2012. At December 31, 2013 and 2012, the securities include general obligation and revenue bonds issued by states, cities, counties, school districts and similar issuers, including $11,265 and $0, respectively, of advance refunded or escrowed-to-maturity bonds (collectively referred to as “pre-refunded bonds”), which are bonds for which an irrevocable trust has been established to fund the remaining payments of principal and interest. As of December 31, 2013 and 2012, revenue bonds account for 43% and 46% of the holdings, respectively. Excluding pre-refunded revenue bonds, the activities supporting the income streams of the Company’s revenue bonds are across a broad range of sectors, primarily sales tax revenues, airport and marina, and miscellaneous sources such as bond banks, finance authorities and appropriations.

The Company’s largest European investment exposure in its corporate fixed maturity and equity securities is the country of the United Kingdom. The United Kingdom represents approximately 6% and 5% of our corporate securities as of December 31, 2013 and 2012, respectively. No other European country represented more than 2% of our corporate securities as of December 31, 2013 and 2012. All the European investments are denominated in U.S. dollars. The Company’s international investments are managed as part of our overall portfolio with the same approach to risk management and focus on diversification.

The cost or amortized cost and fair value of fixed maturity securities at December 31, 2013 by contractual maturity are shown below. Expected maturities may differ from contractual maturities because issuers of the securities may have the right to call or prepay obligations with or without call or prepayment penalties.

	Cost or Amortized Cost	Fair Value

Due in one year or less	$74,962	$76,034
Due after one year through five years	263,996	288,952
Due after five years through ten years	460,638	498,946
Due after ten years	1,437,827	1,644,422
Total	2,237,423	2,508,354
Asset-backed	789	851
Commercial mortgage-backed	5,223	5,537
Residential mortgage-backed	72,219	77,742
Total	$2,315,654	$2,592,484

Major categories of net investment income were as follows:
	Years Ended December 31,
	2013	2012	2011

Fixed maturity securities	$143,493	$152,637	$158,091
Equity securities	5,984	5,676	7,696
Commercial mortgage loans on real estate	36,336	39,767	42,448
Policy loans	802	789	792
Short-term investments	22	57	122
Other investments	3,580	6,314	1,263
Cash and cash equivalents	1	0	9
Total investment income	190,218	205,240	210,421
Investment expenses	(7,258)	(6,512)	(6,786)
Net investment income	$182,960	$198,728	$203,635

No material investments of the Company were non-income producing for the years ended December 31, 2013, 2012 and 2011.

The following table summarizes the proceeds from sales of available-for-sale securities and the gross realized gains and gross realized losses that have been included in earnings as a result of those sales.

	For the Years Ended December 31,
	2013	2012	2011
Proceeds from sales	$438,984	$320,471	$278,234
Gross realized gains	23,898	11,995	10,309
Gross realized losses	11,173	4,046	6,701

For securities sold at a loss during 2013, the average period of time these securities were trading continuously at a price below book value was approximately 12 months.

The following table sets forth the net realized gains (losses), including other-than-temporary impairments, recognized in the statement of operations as follows:

	Years Ended December 31,
	2013	2012	2011
Net realized gains (losses) related to sales and other:
Fixed maturity securities	$4,554	$10,496	$6,457
Equity securities	8,793	(2,203)	(2,343)
Commercial mortgage loans on real estate	1,599	1,734	(679)
Short-term investments	0	(1)	0
Other investments	(1,457)	0	0
Total net realized gains related to sales and other	13,489	10,026	3,435
Net realized losses related to other-than-temporary impairments:
Fixed maturity securities	(1,865)	(14)	(2,974)
Equity securities	0	(39)	(10)
Total net realized losses related to other-than-temporary impairments	(1,865)	(53)	(2,984)
Total net realized gains	$11,624	$9,973	$451

Other-Than-Temporary Impairments

The Company follows the OTTI guidance which requires entities to separate an OTTI of a debt security into two components when there are credit related losses associated with the impaired debt security for which the Company asserts that it does not have the intent to sell, and it is more likely than not that it will not be required to sell before recovery of its cost basis. Under the OTTI guidance, the amount of the OTTI related to a credit loss is recognized in earnings, and the amount of the OTTI related to other, non-credit factors (e.g. , interest rates, market conditions, etc.) is recorded as a component of other comprehensive income. In instances where no credit loss exists but the Company intends to sell the security or it is more likely than not that the Company will have to sell the debt security prior to the anticipated recovery, the decline in market value below amortized cost is recognized as an OTTI in earnings. In periods after the recognition of an OTTI on debt securities, the Company accounts for such securities as if they had been purchased on the measurement date of the OTTI at an amortized cost basis equal to the previous amortized cost basis less the OTTI recognized in earnings. For debt securities for which OTTI was recognized in earnings, the difference between the new amortized cost basis and the cash flows expected to be collected will be accreted or amortized into net investment income.

For the twelve months ended December 31, 2013, the Company recorded $1,969 of OTTI, of which $1,865 was related to credit losses and recorded as net OTTI losses recognized in earnings, with the remaining amount, $104, related to all other factors and was recorded as an unrealized loss component of AOCI. For the twelve months ended December 31,

2012, the Company recorded $53 of OTTI, all of which was related to credit losses and recorded as net OTTI losses recognized in earnings.

The following table sets forth the amount of credit loss impairments recognized within the results of operations on fixed maturity securities held by the Company as of the dates indicated, for which a portion of the OTTI loss was recognized in AOCI, and the corresponding changes in such amounts.

	Years Ended December 31,
	2013	2012	2011
Balance, beginning of year	$ 26,970	$ 29,374	$ 29,322
Additions for credit loss impairments recognized in the current period on securities not previously impaired	0	0	554
Additions for credit loss impairments recognized in the current period on securities previously impaired	87	14	445
Reductions for increases in cash flows expected to be collected that are recognized over the remaining life of the security	(123)	(403)	(153)
Reductions for credit loss impairments previously recognized on securities which matured, paid down, prepaid or were sold during the period	(12,770)	(2,015)	(794)
Balance, end of year	$ 14,164	$ 26,970	$ 29,374

We regularly monitor our investment portfolio to ensure investments that may be other-than-temporarily impaired are identified in a timely fashion, properly valued, and charged against earnings in the proper period. The determination that a security has incurred an other-than-temporary decline in value requires the judgment of management. Assessment factors include, but are not limited to, the length of time and the extent to which the market value has been less than cost, the financial condition and rating of the issuer, whether any collateral is held, the intent and ability of the Company to retain the investment for a period of time sufficient to allow for recovery for equity securities and the intent to sell or whether it is more likely than not that the Company will be required to sell for fixed maturity securities. Inherently, there are risks and uncertainties involved in making these judgments. Changes in circumstances and critical assumptions such as a continued weak economy, a more pronounced economic downturn or unforeseen events which affect one or more companies, industry sectors, or countries could result in additional impairments in future periods for other-than-temporary declines in value. Any equity security whose price decline is deemed other-than-temporary is written down to its then current market value with the amount of the impairment reported as a realized loss in that period. The impairment of a fixed maturity security that the Company has the intent to sell or that it is more likely than not that the Company will be required to sell is deemed other-than-temporary and is written down to its market value at the balance sheet date with the amount of the impairment reported as a realized loss in that period. For all other-than-temporarily impaired fixed maturity securities that do not meet either of these two criteria, the Company is required to analyze its ability to recover the amortized cost of the security by calculating the net present value of projected future cash flows. For these other-than-temporarily impaired fixed maturity securities, the net amount recognized in earnings is equal to the difference between the amortized cost of the fixed maturity security and its net present value.

The Company considers different factors to determine the amount of projected future cash flows and discounting methods for corporate debt and residential and commercial mortgage-backed or asset-backed securities. For corporate debt securities, the split between the credit and non-credit losses is driven principally by assumptions regarding the amount and timing of projected future cash flows. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the security at the date of acquisition. For residential and commercial mortgage-backed and asset-backed securities, cash flow estimates, including prepayment assumptions, are based on data from widely accepted third-party data sources or internal estimates. In addition to prepayment assumptions, cash flow estimates vary based on assumptions regarding the underlying collateral including default rates, recoveries and changes in value. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the fixed maturity security prior to impairment at the balance sheet date. The discounted cash flows become the new amortized cost basis of the fixed maturity security.

In periods subsequent to the recognition of an OTTI, the Company generally accretes the discount (or amortizes the reduced premium) into net investment income, up to the non-discounted amount of projected future cash flows, resulting from the reduction in cost basis, based upon the amount and timing of the expected future cash flows over the estimated period of cash flows.

The investment category and duration of the Company’s gross unrealized losses on fixed maturity securities and equity securities at December 31, 2013 and 2012 were as follows:

	December 31, 2013
	Less than 12 months		12 Months or More		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Fixed maturity securities:
States, municipalities and political subdivisions	$7,278	$(197)	$0	$0	$7,278	$(197)
Residential mortgage-backed	25,457	(331)	520	(24)	25,977	(355)
Corporate	160,115	(3,078)	4,343	(76)	164,458	(3,154)
Total fixed maturity securities	$192,850	$(3,606)	$4,863	$(100)	$197,713	$(3,706)
Equity securities:
Non-redeemable preferred stocks	$38,711	$(1,970)	$3,524	$(116)	$42,235	$(2,086)

	December 31, 2012
	Less than 12 months		12 Months or More		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Fixed maturity securities:
Foreign governments	$0	$0	$6,248	$(817)	$6,248	$(817)
Residential mortgage-backed	547	(1)	0	0	547	(1)
Corporate	58,846	(1,235)	20,176	(1,066)	79,022	(2,301)
Total fixed maturity securities	$59,393	$(1,236)	$26,424	$(1,883)	$85,817	$(3,119)
Equity securities:
Non-redeemable preferred stocks	$4,086	$(41)	$9,245	$(734)	$13,331	$(775)

Total gross unrealized losses represent approximately 2% and 4% of the aggregate fair value of the related securities at December 31, 2013 and 2012, respectively. Approximately 96% and 33% of these gross unrealized losses have been in a continuous loss position for less than twelve months at December 31, 2013 and 2012, respectively. The total gross unrealized losses are comprised of 151 and 120 individual securities at December 31, 2013 and 2012, respectively. In accordance with its policy described above, the Company concluded that for these securities an adjustment to its results of operations for other-than-temporary impairments of the gross unrealized losses was not warranted at December 31, 2013 and 2012.  These conclusions were based on a detailed analysis of the underlying credit and expected cash flows of each security. As of December 31, 2013, the gross unrealized losses that have been in a continuous loss position for twelve months or more were concentrated in the Company’s residential mortgage-backed and corporate fixed maturity securities, and in non-redeemable preferred stocks. The Company’s corporate fixed maturity securities loss position relates to securities in the industrial sector. The non-redeemable preferred stocks are perpetual preferred securities that have characteristics of both debt and equity securities. To evaluate these securities, we apply an impairment model similar to that used for our fixed maturity securities. As of December 31, 2013, the Company did not intend to sell these securities and it was not more likely than not that the Company would be required to sell them and no underlying cash flow issues were noted. Therefore, the Company did not recognize an OTTI on those perpetual preferred securities that had been in a continuous unrealized loss position for twelve months or more. As of December 31, 2013, the Company did not intend to sell the fixed maturity securities and it was not more likely than not that the Company would be required to sell the securities before the anticipated recovery of their amortized cost basis. The gross unrealized losses are primarily attributable to widening credit spreads associated with an underlying shift in overall credit risk premium.

The cost or amortized cost and fair value of available-for-sale fixed maturity securities in an unrealized loss position at December 31, 2013, by contractual maturity, is shown below:
	Cost or Amortized Cost	Fair Value
Due in one year or less	$ 502	$ 501
Due after one year through five years	11,623	11,512
Due after five years through ten years	86,566	85,323
Due after ten years	76,396	74,400
Total	175,087	171,736
Residential mortgage-backed	26,332	25,977
Total	$ 201,419	$ 197,713

The Company has exposure to sub-prime and related mortgages within our fixed maturity security portfolio. At December 31, 2013, approximately 7.7% of our residential mortgage-backed holdings had exposure to sub-prime mortgage collateral.  This represented approximately 0.2% of the total fixed income portfolio and 0.9% of the total unrealized gain position. Of the securities with sub-prime exposure, approximately 26.4% are rated as investment grade. All residential mortgage-backed securities, including those with sub-prime exposure, are reviewed as part of the ongoing other-than-temporary impairment monitoring process.

The Company has entered into commercial mortgage loans, collateralized by the underlying real estate, on properties located throughout the U.S. At December 31, 2013, approximately 37% of the outstanding principal balance of commercial mortgage loans was concentrated in the states of California, New York and Utah. Although the Company has a diversified loan portfolio, an economic downturn could have an adverse impact on the ability of its debtors to repay their loans. The outstanding balance of commercial mortgage loans range in size from $22 to $12,500 at December 31, 2013 and from $36 to $11,588 at December 31, 2012.

Credit quality indicators for commercial mortgage loans are loan-to-value and debt-service coverage ratios.  Loan-to-value and debt-service coverage ratios are measures commonly used to assess the credit quality of commercial mortgage loans. The loan-to-value ratio compares the principal amount of the loan to the fair value of the underlying property collateralizing the loan, and is commonly expressed as a percentage. The debt-service coverage ratio compares a property’s net operating income to its debt-service payments and is commonly expressed as a ratio.  The loan-to-value and debt-service coverage ratios are generally updated annually in the third quarter.

The following summarizes our loan-to-value and average debt-service coverage ratios as of the dates indicated:

	December 31, 2013
Loan-to-Value	Carrying Value	% of Gross Mortgage Loans	Debt-Service Coverage Ratio
70% and less	$497,411	88.2%	2.08
71 – 80%	41,943	7.4%	1.60
81 – 95%	18,687	3.3%	1.35
Greater than 95%	6,374	1.1%	0.85
Gross commercial mortgage loans	564,415	100.0%	2.01
Less valuation allowance	(2,047)
Net commercial mortgage loans	$562,368

	December 31, 2012
Loan-to-Value	Carrying Value	% of Gross Mortgage Loans	Debt-Service Coverage Ratio
70% and less	$545,156	86.2%	1.98
71 – 80%	41,449	6.6%	1.31
81 – 95%	31,378	5.0%	0.92
Greater than 95%	14,169	2.2%	1.06
Gross commercial mortgage loans	632,152	100.0%	1.86
Less valuation allowance	(3,646)
Net commercial mortgage loans	$628,506

All commercial mortgage loans that are individually impaired have an established mortgage loan valuation allowance for losses. Changing economic conditions affect our valuation of commercial mortgage loans. Changing vacancies and rents are incorporated into the discounted cash flow analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) a commercial mortgage loan valuation allowance for losses. In addition, we continue to monitor the entire commercial mortgage loan portfolio to identify risk. Areas of emphasis are properties that have exposure to specific geographic events, have deteriorating credits or have experienced a reduction in debt-service coverage ratio. Where warranted, we have established or increased a valuation allowance based upon this analysis.

The commercial mortgage loan valuation allowance for losses was $2,047 and $3,646 at December 31, 2013 and 2012, respectively. In 2013 and 2012, the loan valuation allowance was decreased $1,599 and $1,735, respectively, due to changing economic conditions and geographic concentrations.

At December 31, 2013, the Company had mortgage loan commitments outstanding of approximately $10,325 and is committed to fund additional capital contributions of $6,704 to real estate joint ventures.

The Company has fixed maturity securities of $11,792 and $11,960 at December 31, 2013 and 2012, respectively, on deposit with various governmental authorities as required by law.

The Company utilizes derivative instruments in managing the pre-arranged funeral business exposure to inflation risk. The derivative instruments, Consumer Price Index Caps (the “CPI CAPs”), limits the inflation risk on certain policies. The CPI CAPs do not qualify under GAAP as effective hedges; therefore, they are marked-to-market on a quarterly basis and the gain or loss is recognized in the statement of operations in fees and other income. As of December 31, 2013 and 2012, the CPI CAPs included in other assets amounted to $2,016 and $5,110, respectively. The loss recorded in the results of operations totaled $3,094, $1,917, and $1,052 for the years ended December 31, 2013, 2012 and 2011, respectively.

Collateralized Transactions

The Company engages in transactions in which fixed maturity securities, primarily bonds issued by the U.S. government and government agencies and authorities, and U.S. corporations, are loaned to selected broker/dealers. Collateral, greater than or equal to 102% of the fair value of the securities lent, plus accrued interest, is received in the form of cash and cash equivalents held by a custodian bank for the benefit of the Company. The use of cash collateral received is unrestricted. The Company reinvests the cash collateral received, generally in investments of high credit quality that are designated as available-for-sale. The Company monitors the fair value of securities loaned and the collateral received, with additional collateral obtained, as necessary. The Company is subject to the risk of loss to the extent there is a loss on the re-investment of cash collateral.

As of December 31, 2013 and 2012, our collateral held under securities lending, of which its use is unrestricted, was $42,232 and $42,540, respectively, and is included in the consolidated balance sheets under the collateral held/pledged under securities agreements. Our liability to the borrower for collateral received was $42,229 and $42,534, respectively, and is included in the consolidated balance sheets under the obligation under securities agreements. The difference between the collateral held and obligations under securities lending is recorded as an unrealized gain and is included as part of AOCI. All securities are in an unrealized gain position as of December 31, 2013 and 2012. The Company includes the available-for-sale investments purchased with the cash collateral in its evaluation of other-than-temporary impairments.

Cash proceeds that the Company receives as collateral for the securities it lends and subsequent repayment of the cash are regarded by the Company as cash flows from financing activities, since the cash received is considered a borrowing. Since the Company reinvests the cash collateral generally in investments that are designated as available-for-sale, the reinvestment is presented as cash flows from investing activities.

4.      Fair Value Disclosures

Fair Values, Inputs and Valuation Techniques for Financial Assets and Liabilities Disclosures

The fair value measurements and disclosures guidance defines fair value and establishes a framework for measuring fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In accordance with this guidance, the Company has categorized its recurring basis financial assets and liabilities into a three-level fair value hierarchy based on the priority of the inputs to the valuation technique.

The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the asset or liability.

The levels of the fair value hierarchy are described below:

•	Level 1 inputs utilize quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company can access.

•
Level 2 inputs utilize other than quoted prices included in Level 1 that are observable for the asset, either directly or indirectly, for substantially the full term of the asset. Level 2 inputs include quoted prices for similar assets in active markets, quoted prices for identical or similar assets in markets that are not active and inputs other than quoted prices that are observable in the marketplace for the asset. The observable inputs are used in valuation models to calculate the fair value for the asset.

•
Level 3 inputs are unobservable but are significant to the fair value measurement for the asset, and include situations where there is little, if any, market activity for the asset. These inputs reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset.

A review of fair value hierarchy classifications is conducted on a quarterly basis. Changes in the observability of valuation inputs may result in a reclassification of levels for certain securities within the fair value hierarchy.

The following tables present the Company’s fair value hierarchy for assets and liabilities measured at fair value on a recurring basis as of December 31, 2013 and December 31, 2012. The amounts presented below for Collateral held/pledged under securities agreements, Cash equivalents, Other assets and Assets and Liabilities held in separate accounts differ from the amounts presented in the consolidated balance sheets because only certain investments or certain assets and liabilities within these line items are measured at estimated fair value. The fair value amount and the majority of the associated levels presented for Assets and Liabilities held in separate accounts are received directly from third parties.

	December 31, 2013
Financial Assets	Total	Level 1		Level 2		Level 3
Fixed maturity securities:
United States Government and government agencies and authorities	$22,831	$0		$22,831		$0
State, municipalities and political subdivisions	48,544	0		48,544		0
Foreign governments	24,453	0		24,453		0
Asset-backed	851	0		851		0
Commercial mortgage-backed	5,537	0		5,238		299
Residential mortgage-backed	77,742	0		76,858		884
Corporate	2,412,526	0		2,388,974		23,552
Equity securities:
Common stocks	418	418		0		0
Non-redeemable preferred stocks	99,848	0		98,828		1,020
Short-term investments	64,457	64,407	b	50		0
Collateral held/pledged under securities agreements	32,832	29,678	b	3,154	c	0
Cash equivalents	10,501	10,501	b	0		0
Other assets	2,016	0		0		2,016	d
Assets held in separate accounts	1,714,839	1,660,079	a	54,760	c	0
Total financial assets	$4,517,395	$1,765,083		$2,724,541		$27,771

Financial Liabilities
Liabilities related to separate accounts	$1,714,839	$1,660,079	a	$54,760	c	$0

	December 31, 2012
Financial Assets	Total	Level 1		Level 2		Level 3
Fixed maturity securities:
United States Government and government agencies and authorities	$23,027	$0		$23,027		$0
State, municipalities and political subdivisions	53,435	0		53,435		0
Foreign governments	28,885	0		28,316		569
Asset-backed	983	0		983		0
Commercial mortgage-backed	7,022	0		6,384		638
Residential mortgage-backed	87,214	0		86,073		1,141
Corporate	2,744,841	0		2,712,465		32,376
Equity securities:
Common stocks	297	297		0		0
Non-redeemable preferred stocks	90,796	0		90,786		10
Short-term investments	41,480	41,480	b	0		0
Collateral held/pledged under securities agreements	33,540	30,950	b	2,590	c	0
Cash equivalents	1	1	b	0		0
Other assets	5,110	0		0		5,110	d
Assets held in separate accounts	1,509,404	1,437,165	a	72,239	c	0
Total financial assets	$4,626,035	$1,509,893		$3,076,298		$39,844

Financial Liabilities
Liabilities related to separate accounts	$1,509,404	$1,437,165	a	$72,239	c	$0

a.	Mainly includes mutual funds.
b.	Mainly includes money market funds.
c.	Mainly includes fixed maturity securities.
d.	Mainly includes the CPI Caps.

There were no transfers between Level 1 and Level 2 financial assets during either period. However, there were transfers between Level 2 and Level 3 financial assets during the period, which are reflected in the “Transfers in” and “Transfers out” columns below. Transfers between Level 2 and Level 3 most commonly occur when market observable inputs that were previously available become unavailable in the current period. The remaining unpriced securities are submitted to independent brokers who provide non-binding broker quotes or are priced by other qualified sources.

The following tables summarize the change in balance sheet carrying value associated with Level 3 financial assets carried at fair value during the years ended December 31, 2013 and 2012:

	Year Ended December 31, 2013
	Balance, beginning of period	Total (losses) gains (realized/ unrealized) included in earnings (1)	Net unrealized losses included in other comprehensive income (2)	Purchases	Sales	Transfers in (3)	Transfers out (3)	Balance, end of period
Fixed Maturity Securities
Foreign governments	$569	$0	$(17)	$0	$0	$0	$(552)	$0
Commercial mortgage-backed	638	5	(11)	0	(333)	0	0	299
Residential mortgage-backed	1,141	(8)	(26)	0	(223)	0	0	884
Corporate	32,376	1,462	(1,764)	1,597	(4,700)	2,474	(7,893)	23,552
Equity Securities
Non-redeemable preferred stocks	10	7	(120)	2,306	(1,173)	0	(10)	1,020
Other assets	5,110	(3,094)	0	0	0	0	0	2,016
Total level 3 assets	$39,844	$(1,628)	$(1,938)	$3,903	$(6,429)	$2,474	$(8,455)	$27,771

	Year Ended December 31, 2012
	Balance, beginning of period	Total (losses) gains (realized/ unrealized) included in earnings (1)	Net unrealized gains included in other comprehensive income (2)	Purchases	Sales	Transfers in (3)	Transfers out (3)	Balance, end of period
Fixed Maturity Securities
Foreign governments	$535	$0	$34	$0	$0	$0	$0	$569
Commercial mortgage-backed	452	13	1	0	(552)	724	0	638
Residential mortgage-backed	0	(4)	48	0	(140)	1,237	0	1,141
Corporate	30,706	(115)	2,678	3,424	(5,917)	1,600	0	32,376
Equity Securities
Non-redeemable preferred stocks	10	0	9	0	0	3	(12)	10
Other assets	7,027	(1,917)	0	0	0	0	0	5,110
Total level 3 assets	$38,730	$(2,023)	$2,770	$3,424	$(6,609)	$3,564	$(12)	$39,844
(1)	Included as part of net realized gains on investments in the consolidated statement of operations.
(2)	Included as part of change in unrealized gains on securities in the consolidated statement of comprehensive income.
(3)	Transfers are primarily attributable to changes in the availability of observable market information and re-evaluation of the observability of pricing inputs.

Three different valuation techniques can be used in determining fair value for financial assets and liabilities: the market, income or cost approaches. The three valuation techniques described in the fair value measurements and disclosures guidance are consistent with generally accepted valuation methodologies. The market approach valuation techniques use prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. When possible, quoted prices (unadjusted) in active markets are used as of the period-end date (such as for mutual funds and money market funds). Otherwise, valuation techniques consistent with the market approach including matrix pricing and comparables are used. Matrix pricing is a mathematical technique employed principally to value debt securities without relying exclusively on quoted prices for those securities but rather by relying on the securities’ relationship to other benchmark quoted securities. Market approach valuation techniques often use market multiples derived from a set of comparables. Multiples might lie in ranges with a different multiple for each comparable. The selection of where within the range the appropriate multiple falls requires judgment, considering both qualitative and quantitative factors specific to the measurement.

Income approach valuation techniques convert future amounts, such as cash flows or earnings, to a single present amount, or a discounted amount. These techniques rely on current market expectations of future amounts as of the period-end date. Examples of income approach valuation techniques include present value techniques, option-pricing models, binomial or lattice models that incorporate present value techniques and the multi-period excess earnings method.

Cost approach valuation techniques are based upon the amount that would be required to replace the service capacity of an asset at the period-end date, or the current replacement cost. That is, from the perspective of a market participant (seller), the price that would be received for the asset is determined based on the cost to a market participant (buyer) to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

While not all three approaches are applicable to all financial assets or liabilities, where appropriate, one or more valuation techniques may be used. For all the classes of financial assets and liabilities included in the above hierarchy, excluding the CPI Caps and certain privately placed corporate bonds, the market valuation technique is generally used. For certain privately placed corporate bonds and the CPI Caps, the income valuation technique is generally used. For the years ended December 31, 2013 and 2012, the application of the valuation technique applied to the Company’s classes of financial assets and liabilities has been consistent.

Level 1 Securities

The Company’s investments and liabilities classified as Level 1 as of December 31, 2013 and 2012, consisted of mutual funds, money market funds and common stocks that are publicly listed and/or actively traded in an established market.

Level 2 Securities

The Company’s Level 2 securities are valued using various observable market inputs obtained from a pricing service. The pricing service prepares estimates of fair value measurements for our Level 2 securities using proprietary valuation models based on techniques such as matrix pricing which include observable market inputs. The fair value measurements and disclosures guidance defines observable market inputs as the assumptions market participants would use in pricing the asset or liability developed on market data obtained from sources independent of the Company. The extent of the use of each observable market input for a security depends on the type of security and the market conditions at the balance sheet date. Depending on the security, the priority of the use of observable market inputs may change as some observable market inputs may not be relevant or additional inputs may be necessary. The following observable market inputs (“standard inputs”), listed in the approximate order of priority, are utilized in the pricing evaluation of Level 2 securities: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research data. Further details for Level 2 investment types follow:

United States Government and government agencies and authorities: United States government and government agencies and authorities securities are priced by our pricing service utilizing standard inputs.  Included in this category are U.S. Treasury securities which are priced using vendor trading platform data in addition to the standard inputs.

State, municipalities and political subdivisions:  State, municipalities and political subdivisions securities are priced by our pricing service utilizing material event notices and new issue data inputs in addition to the standard inputs.

Foreign governments:  Foreign government securities are priced by our pricing service utilizing standard inputs. The pricing service also evaluates each security based on relevant market information including relevant credit information, perceived market movements and sector news.

Commercial mortgage-backed, residential mortgage-backed and asset-backed: Commercial mortgage-backed, residential mortgage-backed and asset-backed securities are priced by our pricing service utilizing monthly payment information and collateral performance information in addition to the standard inputs.  Additionally, commercial mortgage-backed securities and asset-backed securities utilize new issue data while residential mortgage-backed securities utilize vendor trading platform data.

Corporate: Corporate securities are priced by our pricing service utilizing standard inputs.  Non-investment grade securities within this category are priced by our pricing service utilizing observations of equity and credit default swap curves related to the issuer in addition to the standard inputs.   Certain privately placed corporate bonds are priced by a non-pricing service source using a model with observable inputs including, but not limited to, the credit rating, credit spreads, sector add-ons, and issuer specific add-ons.

Non-redeemable preferred stocks: Non-redeemable preferred stocks are priced by our pricing service utilizing observations of equity and credit default swap curves related to the issuer in addition to the standard inputs.

Short-term investments, collateral held/pledged under securities agreements, cash equivalents, and assets/liabilities held in separate accounts: To price the fixed maturity securities in these categories, the pricing service utilizes the standard inputs.

Valuation models used by the pricing service can change period to period, depending on the appropriate observable inputs that are available at the balance sheet date to price a security. When market observable inputs are unavailable to the pricing service, the remaining unpriced securities are submitted to independent brokers who provide non-binding broker quotes or are priced by other qualified sources. If the Company cannot corroborate the non-binding broker quotes with Level 2 inputs, these securities are categorized as Level 3 securities.

Level 3 Securities

The Company’s investments classified as Level 3 as of December 31, 2013 and 2012, consisted of fixed maturity and equity securities and derivatives.  All of the Level 3 fixed maturity and equity securities are priced using non-binding broker quotes which cannot be corroborated with Level 2 inputs.  Of our total Level 3 fixed maturity and equity securities, $13,821 and $19,532 were priced by a pricing service using single broker quotes due to insufficient information to provide an evaluated price as of December 31, 2013 and 2012, respectively. The single broker quotes are provided by market makers or broker-dealers who are recognized as market participants in the markets in which they are providing the quotes. The remaining $11,934 and $15,202 were priced internally using independent and non-binding broker quotes as of December 31, 2013 and 2012, respectively. The inputs factoring into the broker quotes include trades in the actual bond being priced, trades of comparable bonds, quality of the issuer, optionality, structure and liquidity. Significant changes in interest rates, issuer credit, liquidity, and overall market conditions would result in a significantly lower or higher broker quote. The prices received from both the pricing service and internally are reviewed for reasonableness by management and if necessary, management works with the pricing service or broker to further understand how they developed their price.  Further details on Level 3 derivative investment types follow:

Other assets: A non-pricing service source prices the CPI Cap derivatives using a model with inputs including, but not limited to, the time to expiration, the notional amount, the strike price, the forward rate, implied volatility and the discount rate.

Management evaluates the following factors in order to determine whether the market for a financial asset is inactive. The factors include, but are not limited to:

•      There are few recent transactions,

•      Little information is released publicly,

•      The available prices vary significantly over time or among market participants,

•      The prices are stale (i.e., not current), and

•      The magnitude of the bid-ask spread.

Illiquidity did not have a material impact in the fair value determination of the Company’s financial assets.

The Company generally obtains one price for each financial asset. The Company performs a monthly analysis to assess if the evaluated prices represent a reasonable estimate of their fair value. This process involves quantitative and qualitative analysis and is overseen by investment and accounting professionals. Examples of procedures performed include, but are not limited to, initial and on-going review of pricing service methodologies, review of the prices received from the pricing service, review of pricing statistics and trends, and comparison of prices for certain securities with two different appropriate price sources for reasonableness. Following this analysis, the Company generally uses the best estimate of fair value based upon all available inputs.  On infrequent occasions, a non-pricing service source may be more familiar with the market activity for a particular security than the pricing service.  In these cases the price used is taken from the non-pricing service source. The pricing service provides information to indicate which securities were priced using market observable inputs so that the Company can properly categorize our financial assets in the fair value hierarchy.

Disclosures for Non-Financial Assets Measured at Fair Value on a Non-Recurring Basis

The Company also measures the fair value of certain assets on a non-recurring basis, generally on an annual basis, or when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. These assets include commercial mortgage loans, goodwill and finite-lived intangible assets.

For its 2013, 2012 and 2011 fourth quarter annual goodwill impairment tests, the Company performed a Step 1 analysis. Based on these analyses, it was determined that goodwill was not impaired. See Note 13 for further information.

The Company utilizes both the income and market valuation approaches to measure its fair value when required. Under the income approach, the Company determined the fair value considering distributable earnings, which were estimated from operating plans. The resulting cash flows were then discounted using a market participant weighted average cost of capital. After discounting the future discrete earnings to their present value, the Company estimated the terminal value attributable to the years beyond the discrete operating plan period. The discounted terminal value was then added to the aggregate discounted distributable earnings from the discrete operating plan period to estimate the fair value. Under the market approach, the Company derived the fair value based on various financial multiples, including but not limited to: price to tangible book value of equity, price to estimated 2013 earnings and price to estimated 2014 earnings, which were estimated based on publicly available data related to comparable guideline companies. In addition, financial multiples were also estimated from publicly available purchase price data for acquisitions of companies operating in the insurance industry. The estimated fair value was more heavily weighted towards the income approach because in the current economic environment the earnings capacity of a business is generally considered the most important factor in the valuation of a business enterprise. This fair value determination was categorized as Level 3 (unobservable) in the fair value hierarchy.

There was no remaining goodwill or other intangible assets measured at fair value on a non-recurring basis on which an impairment charge was recorded as of December 31, 2013, 2012 and 2011.

Fair Value of Financial Instruments Disclosures

The financial instruments guidance requires disclosure of fair value information about financial instruments, as defined therein, for which it is practicable to estimate such fair value. Therefore, it requires fair value disclosure for financial instruments that are not recognized or are not carried at fair value in the consolidated balance sheets. However, this guidance excludes certain financial instruments, including those related to insurance contracts and those accounted for under the equity method and joint ventures guidance (such as real estate joint ventures).

For the financial instruments included within the following financial assets and financial liabilities, the carrying value in the consolidated balance sheets equals or approximates fair value. Please refer to the Fair Value Inputs and Valuation Techniques for Financial Assets and Liabilities Disclosures section above for more information on the financial instruments included within the following financial assets and financial liabilities and the methods and assumptions used to estimate fair value:

•	Cash and cash equivalents

•	Fixed maturity securities

•	Equity securities

•	Short-term investments

•	Collateral held/pledged under securities agreements

•	Other assets

•	Assets held in separate accounts

•	Liabilities related to separate accounts

In estimating the fair value of the financial instruments that are not recognized or are not carried at fair value in the consolidated balance sheets, the Company used the following methods and assumptions:

Commercial mortgage loans: the fair values of mortgage loans are estimated using discounted cash flow models. The models inputs include mortgage amortization schedules and loan provisions, an internally developed credit spread based on the credit risk associated with the borrower and the U.S. Treasury spot curve. Mortgage loans with similar characteristics are aggregated for purposes of the calculations.

Policy loans: the carrying value of policy loans reported in the balance sheets approximates fair value.

 Policy reserves under investment products: the fair values for the Company’s policy reserves under investment products are determined using discounted cash flow analysis. Key inputs to the valuation include projections of policy cash flows, reserve run-off, market yields and risk margins.

Obligations under securities agreements: obligation under securities agreements is reported at the amount of cash received from the selected broker/dealers.

The following table discloses the carrying value, fair value amount and hierarchy level of the financial instruments that are not recognized or are not carried at fair value in the consolidated balance sheets:

	December 31, 2013
		Fair Value
Financial Assets	Carrying Value	Total	Level 1	Level 2	Level 3
Commercial mortgage loans on real estate	$562,368	$632,820	$0	$0	$632,820
Policy loans	12,461	12,461	12,461	0	0
Total financial assets	$574,829	$645,281	$12,461	$0	$632,820

Financial Liabilities

Policy reserves under investment products (Individual and group annuities, subject to discretionary withdrawal) (1)	$236,508	$250,660	$0	$0	$250,660
Obligation under securities agreements	42,229	42,229	42,229	0	0
Total financial liabilities	$278,737	$292,889	$42,229	$0	$250,660

	December 31, 2012
		Fair Value
Financial Assets	Carrying Value	Total	Level 1	Level 2	Level 3
Commercial mortgage loans on real estate	$628,506	$704,414	$0	$0	$704,414
Policy loans	12,802	12,802	12,802	0	0
Total financial assets	$641,308	$717,216	$12,802	$0	$704,414

Financial Liabilities

Policy reserves under investment products (Individual and group annuities, subject to discretionary withdrawal) (1)	$240,633	$265,756	$0	$0	$265,756
Obligation under securities agreements	42,534	42,534	42,534	0	0
Total financial liabilities	$283,167	$308,290	$42,534	$0	$265,756

(1)	Only the fair value of the Company’s policy reserves for investment-type contracts (those without significant mortality or morbidity risk) are reflected in the table above.

5.         Income Taxes

The Company is subject to U.S. tax and files a U.S. consolidated federal income tax return with its Parent.  All of the Company’s income comes from domestic sources. Information about the Company’s current and deferred federal tax expense (benefit) follows:

	Years Ended December 31,
	2013	2012	2011
Current expense	$2,693	$23,415	$30,487
Deferred expense (benefit)	27,384	17,877	(5,633)
Total income tax expense	$30,077	$41,292	$24,854

A reconciliation of the federal income tax rate to the Company’s effective income tax rate follows:

		December 31,
	2013	2012	2011
Federal income tax rate:
Reconciling items:	35.0%	35.0%	35.0%
Dividends received deduction	(2.5)	(1.7)	(2.2)
Tax exempt interest	(0.3)	(0.2)	(0.2)
Permanent nondeductible expenses	0.3	0.3	0.6
Change in liability for prior years’ taxes	0.2	(2.1)	0.1
Change in valuation allowance	0.0	0.0	(10.1)
Other	(0.3)	0.3	0.7
Effective income tax rate	32.4%	31.6%	23.9%

The valuation allowance was eliminated in 2011.

A reconciliation of the beginning and ending amounts of unrecognized tax benefits for the years ended December 31, 2013, 2012, and 2011, is as follows:

Years Ended December 31,
	2013	2012	2011

Balance at beginning of year	$(776)	$(2,187)	$(2,169)
Additions based on tax positions related to the current year	(92)	0	0
Reductions based on tax positions related to the current year	10	42	831
Additions for tax positions of prior years	(381)	(1,585)	(937)
Reductions for tax positions of prior years	857	2,043	88
Settlements	0	911	0
Balance at end of year	$(382)	$(776)	$(2,187)

The total unrecognized tax benefit, $448, $240 and $2,967, for 2013, 2012 and 2011, respectively, which includes interest, would impact the Company’s consolidated effective tax rate if recognized.  The liability for unrecognized tax benefits is included in the Company’s tax payable on its consolidated balance sheets.

The Company’s continuing practice is to recognize interest related to income tax matters in income tax expense. During the years ended December 31, 2013 and 2011, the Company recognized $21 and $103 of interest expense, respectively, related to income tax matters.  During the year ended December 31, 2012, the Company recognized $564 of interest income related to income tax matters.  The Company had $140 and $2,286 of interest accrued at December 31, 2013 and 2012, respectively.  No penalties have been accrued.

The Company files income tax returns in the U.S. and various state jurisdictions.  The Company has substantially concluded all U.S. federal income tax matters for years through 2008, and is currently under U.S. federal income tax audit for years 2009 through 2011.  This audit cycle began April 2013.  Substantially all state and local income tax matters have been concluded for the years through 2009.

The tax effects of temporary differences that result in significant deferred tax assets and deferred tax liabilities are as follows:

	December 31,
	2013	2012
Deferred Tax Assets
Deferred gain on disposal of businesses	$21,883	$25,822
Investments, net	48,551	67,923
Policyholder and separate account reserves	0	1,963
Deferred acquisition costs	13,466	16,928
Compensation related	1,598	905
Employee and post-retirement benefits	1,642	902
Total deferred tax asset	87,140	114,443

Deferred Tax Liabilities
Net unrealized appreciation on securities	(99,002)	(174,650)
Policyholder and separate account reserves	(2,058)	0
Accrued liabilities	(1,934)	(1,255)
Other	(6,388)	(8,455)
Total deferred tax liability	(109,382)	(184,360)
Net deferred income tax liability	$(22,242)	$(69,917)

The calculation of the valuation allowance is made at the consolidated return group level.  A portion of the valuation allowance is assigned to the Company based on the provisions of the tax sharing agreement.  No cumulative valuation allowance has been recorded because it is management’s assessment that it is more likely than not that deferred tax assets of $87,140 will be realized.

The Company’s ability to realize deferred tax assets depends on its ability to generate sufficient taxable income of the same character within the carryback or carryforward periods.  In assessing future taxable income, the Company has considered all sources of taxable income available to realize its deferred tax asset, including the future reversal of existing temporary differences, future taxable income exclusive of reversing temporary differences and carryforwards, taxable income in carryback years and tax-planning strategies.  If changes occur in the assumptions underlying the Company’s tax planning strategies or in the scheduling of the reversal of the Company’s deferred tax liabilities, the valuation allowance may need to be adjusted in the future.

At December 31, 2013, the Company had no net operating or capital loss carryforwards for U.S. federal income tax purposes.

6.         Premiums and Accounts Receivable

Receivables are reported net of an allowance for uncollectible items.  A summary of such receivables is as follows:

	As of December 31,
	2013	2012
Insurance premiums receivable	$58,872	$57,685
Other receivables	16,916	15,560
Allowance for uncollectible amounts	(4,484)	(4,546)
Total	$71,304	$68,699

7.         Stockholder’s Equity

The Board of Directors of the Company has authorized 23,083,000 shares of common stock with an average par value of $0.32 per share. There are 2,613,241 shares issued and outstanding as of December 31, 2013 and 2012.  All the outstanding shares at December 31, 2013 are owned by the Parent (see Note 1).  The Company paid dividends of $101,000, $115,800 and $32,000 at December 31, 2013, 2012 and 2011, respectively.

The maximum amount of dividends which can be paid by the Company to its shareholder without prior approval of the Insurance Commissioner is subject to restrictions relating to statutory surplus (see Note 8).

The Parent contributed capital of $21,576 in the year ending December 31, 2011, in the form of a deferred tax asset.  The tax allocation agreement was amended in 2011 to contribute a capital loss deferred tax asset of an affiliated entity to offset the Company’s net capital gains. There was no capital contributed in 2013 or 2012.

8.         Statutory Information

The Company prepares financial statements on the basis of statutory accounting principles (“SAP”) prescribed or permitted by the Kansas Insurance Department.  Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (“NAIC”) as well as state laws, regulations and administrative rules.

The principal differences between SAP and GAAP are: 1) policy acquisition costs are expensed as incurred under SAP, but are deferred and amortized under GAAP; 2) the value of business acquired is not capitalized under SAP but is under GAAP; 3) amounts collected from holders of universal life-type and annuity products are recognized as premiums when collected under SAP, but are initially recorded as contract deposits under GAAP, with cost of insurance recognized as revenue when assessed and other contract charges recognized over the periods for which services are provided; 4) the classification and carrying amounts of investments in certain securities are different under SAP than under GAAP; 5) the criteria for providing asset valuation allowances, and the methodologies used to determine the amounts thereof, are different under SAP than under GAAP; 6) the timing of establishing certain reserves, and the methodologies used to determine the amounts thereof, are different under SAP than under GAAP; 7) certain assets are not admitted for purposes of determining surplus under SAP; 8) methodologies used to determine the amounts of deferred taxes and goodwill are different under SAP than under GAAP; and 9) the criteria for obtaining reinsurance accounting treatment is different under SAP than under GAAP.

The Company’s statutory net income and capital and surplus are as follows:

	Years Ended and at December 31,
	2013	2012	2011
Statutory net income	$85,356	$95,272	$69,147
Statutory capital and surplus	$436,457	$459,009	$479,767

Dividend distributions to the Parent are restricted as to the amount by state regulatory requirements.  The Company declared and paid dividends of $101,000, of which $29,860 was ordinary and $71,140 was extraordinary during the year ended December 31, 2013. The Company declared and paid dividends of $115,800, of which $79,941 was ordinary and $35,859 was extraordinary during the year ended December 31, 2012.  The Company declared and paid ordinary dividends of $32,000 during the year ended December 31, 2011.  No extraordinary dividends were declared and paid in 2011.  A dividend is considered extraordinary when combined with all other dividends and distributions made within the preceding 12 months exceeds the greater of 10% of the insurer’s surplus as regards to policyholders on  December 31 of the next preceding year, or the net gain from operations.  Dividends may only be paid out of earned surplus.  The Company has the ability, under state regulatory requirements, to dividend up to approximately $58,378 to the Parent in 2014 without permission from Kansas regulators. No assurance can be given that there will not be further regulatory actions restricting the ability of the Company to pay dividends.

State regulators require insurance companies to meet minimum capitalization standards designed to ensure that they can fulfill obligations to policyholders. Minimum capital requirements are expressed as a ratio of a company’s total adjusted capital (“TAC”) to its risk-based capital (“RBC”) (the “RBC Ratio”). TAC is equal to statutory surplus adjusted to exclude certain statutory liabilities. RBC is calculated by applying specified factors to various asset, premium, expense, liability, and reserve items.

Generally, if a company’s RBC Ratio is below 100% (the “Authorized Control Level”), the insurance commissioner of the company’s state of domicile is authorized to take control of the company, to protect the interests of policyholders. If the RBC Ratio is greater than 100% but less than 200% (the “Company Action Level”), the company must submit a RBC plan to the commissioner of the state of domicile. Corrective actions may also be required if the RBC Ratio is greater than the Company Action Level but the company fails certain trend tests.

As of December 31, 2013, the TAC of the Company exceeded the Company Action Level and no trend tests that would require regulatory action were violated. As of December 31, 2013, the TAC of the Company subject to RBC requirements was $473,043, and the corresponding Authorized Control Level was $78,250.

9. Reinsurance

In the ordinary course of business, the Company is involved in both the assumption and cession of reinsurance with non-affiliated companies.  The following table provides details of the reinsurance recoverables balance as of December 31:
	2013	2012
Ceded future policyholder benefits and expenses	$1,560,436	$1,548,052
Ceded unearned premium	17,792	18,485
Ceded claims and benefits payable	247,777	222,575
Ceded paid losses	11,375	14,293
Total	$1,837,380	$1,803,405

A key credit quality indicator for reinsurance recoverables is the A.M. Best financial strength ratings of the reinsurer.  The A.M. Best ratings are an independent opinion of a reinsurer’s ability to meet ongoing obligations to policyholders.  The A.M. Best ratings for new reinsurance agreements where there is material credit exposure are reviewed at the time of execution.  The A.M. Best ratings for existing reinsurance agreements are reviewed on a periodic basis, at least annually. The following table provides the reinsurance recoverable as of December 31, 2013 grouped by A.M. Best rating:

A. M. Best ratings of reinsurer	Ceded future policyholder benefits and expense	Ceded unearned premiums	Ceded claims and benefits payable	Ceded paid losses	Total
A++ or A+	$906,343	$17,611	$229,632	$318	$1,153,904
A or A-	616,646	35	14,343	28	631,052
B++ or B+	37,129	146	274	0	37,549
Not rated	318	0	3,528	11,029	14,875
Reinsurance recoverable	$1,560,436	$17,792	$247,777	$11,375	$1,837,380

A.M. Best ratings for The Hartford and John Hancock Life Insurance Company (“John Hancock”), a subsidiary of Manulife Financial Corporation, the reinsurers with the largest reinsurance recoverable balances, are A- and A+, respectively. A.M. Best currently maintains a stable outlook on the financial strength ratings of John Hancock and the Hartford. The total amount of recoverable for these two reinsurers is $1,728,839 as of December 31, 2013.  Most of the assets backing reserves relating to reinsurance recoverables from these two counterparties are held in trust.

The effect of reinsurance on premiums earned and benefits incurred was as follows:
	Years Ended December 31,
		2013			2012			2011
	Long Duration	Short Duration	Total	Long Duration	Short Duration	Total	Long Duration	Short Duration	Total

Direct earned premiums	$ 207,159	$ 823,576	$ 1,030,735	$ 212,727	$ 827,048	$ 1,039,775	$ 213,074	$ 856,995	$1,070,069
Premiums assumed	9,709	140,971	150,680	11,983	146,130	158,113	12,093	181,799	193,892
Premiums ceded	(164,698)	(15,086)	(179,784)	(175,042)	(14,860)	(189,902)	(176,115)	(13,530)	(189,645)
Net earned premiums	$ 52,170	$ 949,461	$ 1,001,631	$ 49,668	$ 958,318	$ 1,007,986	$ 49,052	$1,025,264	$1,074,316

Direct policyholder benefits	$ 369,169	$ 548,631	$ 917,800	$ 344,022	$ 535,016	$ 879,038	$ 459,153	$ 570,538	$1,029,691
Policyholder benefits assumed	23,556	138,485	162,041	24,519	133,285	157,804	27,198	171,506	198,704
Policyholder benefits ceded	(325,982)	(8,612)	(334,594)	(297,768)	(7,212)	(304,980)	(404,044)	(6,776)	(410,820)
Net policyholder benefits	$ 66,743	$ 678,504	$ 745,247	$ 70,773	$ 661,089	$ 731,862	$ 82,307	$ 735,268	$ 817,575

The Company had $843,181 and $866,022, respectively, of invested assets held in trusts or by custodians as of December 31, 2013 and 2012, respectively, for the benefit of others related to certain reinsurance arrangements.

The Company utilizes ceded reinsurance primarily for loss protection and business dispositions.

Loss Protection and Capital Management

As part of the Company’s overall risk and capacity management strategy, the Company purchases reinsurance for certain risks underwritten by the Company, including significant individual or catastrophic claims. Under indemnity reinsurance transactions in which the Company is the ceding insurer, the Company remains liable for policy claims if the assuming company fails to meet its obligations.  To mitigate this risk, the Company has control procedures to evaluate the financial condition of reinsurers and to monitor the concentration of credit risk.  The selection of reinsurance companies is based on criteria related to solvency and reliability and, to a lesser degree, diversification.

Business Divestitures

The Company has used reinsurance to exit certain businesses.

In 2005, the Parent signed an agreement with Forethought Life Insurance Company whereby the Company agreed to discontinue writing new preneed insurance policies in the United States via independent funeral homes and funeral homes other than those owned and operated by Service Corporation International for a period of ten years.

In 2001, the Parent entered into a reinsurance agreement with The Hartford for the sale of the FFG division.  In 2000, the Company divested its LTC operations to John Hancock.  Assets supporting liabilities ceded relating to these businesses are mainly held in trusts and the separate accounts relating to FFG are still reflected in the Company’s balance sheet.  If the reinsurers became insolvent, we would be exposed to the risk that the assets in the trusts and/or the separate accounts would be insufficient to support the liabilities that would revert back to us. The reinsurance recoverable from The Hartford was $585,108 and $592,972 as of December 31, 2013 and 2012, respectively.  The reinsurance recoverable from John Hancock was $1,143,731 and $1,098,310 as of December 31, 2013 and 2012, respectively.

The reinsurance agreement associated with the FFG sale also stipulates that The Hartford contribute funds to increase the value of the separate account assets relating to Modified Guaranteed Annuity business sold if such value declines below the value of the associated liabilities. If The Hartford fails to fulfill these obligations, the Company will be obligated to make these payments.

In addition, the Company would be responsible for administering this business in the event of reinsurer insolvency.  We do not currently have the administrative systems and capabilities to process this business.  Accordingly, we would need to obtain those capabilities in the event of an insolvency of one or more of the reinsurers of these businesses.  We might be forced to obtain such capabilities on unfavorable terms with a resulting material adverse effect on our results of operations and financial condition.

As of December 31, 2013, we were not aware of any regulatory actions taken with respect to the solvency of the insurance subsidiaries of The Hartford or John Hancock that reinsure the FFG and LTC businesses, and the Company has not been obligated to fulfill any of such reinsurers’ obligations.

John Hancock and The Hartford have paid their obligations when due and there have been no disputes.

10.           Reserves

The following table provides reserve information of the Company’s major product lines at the dates shown:

	December 31, 2013				December 31, 2012
			Claims and Benefits Payable				Claims and Benefits Payable
	Future Policy Benefits and Expenses	Unearned Premiums	Case Reserves	Incurred But Not Reported Reserves	Future Policy Benefits and Expenses	Unearned Premiums	Case Reserves	Incurred But Not Reported Reserves
Long Duration Contracts:
Preneed life insurance policies and investment-type annuity contracts	$976,837	$101	$4,189	$3,003	$1,045,632	$203	$4,115	$3,419
Life insurance no longer offered	258,513	528	1,140	2,521	266,556	535	2,577	4,155
FFG, LTC and other disposed businesses	1,474,858	17,623	205,524	26,351	1,458,326	18,282	194,014	15,197
All other	33,668	461	14,595	8,324	34,134	447	15,418	8,710
Short Duration Contracts:
Group term life	0	4,039	161,042	28,480	0	3,558	163,124	29,483
Group disability	0	2,435	1,086,870	111,546	0	2,067	1,113,761	115,664
Medical	0	244	1,895	1,205	0	331	2,181	1,678
Dental	0	4,921	2,245	16,787	0	4,459	2,287	15,161
Credit life and disability	0	2	0	2,203	0	2	0	1,698
All other	0	181	245	1,565	0	137	196	2,252

Total	$2,743,876	$30,535	$1,477,745	$201,985	$2,804,648	$30,021	$1,497,673	$197,417

The following table provides a roll forward of the Company’s product lines with the most significant claims and benefits payable balances: group term life and group disability lines of business. Claims and benefits payable is comprised of case and IBNR reserves.

	Group Term Life	Group Disability

Balance as of December 31, 2010, gross of reinsurance	206,741	1,314,927

Less: Reinsurance ceded and other (1)	(2,711)	(33,721)

Balance as of January 1, 2011, net of reinsurance	204,030	1,281,206
Incurred losses related to:
Current year	135,665	314,115
Prior year’s interest	7,723	56,778
Prior year (s)	(24,094)	(64,669)

Total incurred losses	119,294	306,224
Paid losses related to:
Current year	82,629	63,057
Prior year (s)	37,815	268,612

Total paid losses	120,444	331,669
Balance as of December 31, 2011, net of reinsurance	202,880	1,255,761
Plus: Reinsurance ceded and other (1)	3,109	32,709

Balance as of December 31, 2011, gross of reinsurance	205,989	1,288,470

Less: Reinsurance ceded and other (1)	(3,109)	(32,709)

Balance as of January 1, 2012, net of reinsurance	202,880	1,255,761
Incurred losses related to:
Current year	121,051	280,183
Prior year’s interest	7,575	54,696
Prior year (s)	(25,441)	(56,891)

Total incurred losses	103,185	277,988
Paid losses related to:
Current year	76,377	67,069
Prior year (s)	39,693	270,749

Total paid losses	116,070	337,818
Balance as of December 31, 2012, net of reinsurance	189,995	1,195,931
Plus: Reinsurance ceded and other (1)	2,612	33,494

Balance as of December 31, 2012 gross of reinsurance	$192,607	$1,229,425

Less: Reinsurance ceded and other (1)	(2,612)	(33,494)

Balance as of January 1, 2013, net of reinsurance	189,995	1,195,931
Incurred losses related to:
Current year	116,735	275,567
Prior year’s interest	7,388	53,255
Prior year (s)	(12,207)	(29,995)

Total incurred losses	111,916	298,827
Paid losses related to:
Current year	72,794	68,769
Prior year (s)	41,891	262,215

Total paid losses	114,685	330,984
Balance as of December 31, 2013, net of reinsurance	187,226	1,163,774
Plus: Reinsurance ceded and other (1)	2,296	34,642

Balance as of December 31, 2013 gross of reinsurance	$189,522	$1,198,416

(1)
Reinsurance ceded and other includes claims and benefits payable balances that have either been (a) reinsured to third parties, (b) established for claims related expenses whose subsequent payment is not recorded as a paid claim, or (c) reserves established for obligations that would persist even if contracts were cancelled (such as extension of benefits), which cannot be analyzed appropriately under a roll-forward approach.

Short Duration Contracts

The Company’s short duration contracts are comprised of group term life, group disability, medical, dental, credit life and disability.  The principal products and services included in these categories are described in the summary of significant accounting policies.  See Note 2 for further information.

Case and IBNR reserves are developed using actuarial principles and assumptions that consider, among other things, contractual requirements, historical utilization trends and payment patterns, benefit changes,  medical inflation, seasonality, membership, product mix, legislative and regulatory environment, economic factors, disabled life mortality and claim termination rates and other relevant factors. The Company consistently applies the principles and assumptions listed above from year to year, while also giving due consideration to the potential variability of these factors.

Since case and IBNR reserves include estimates developed from various actuarial methods, the Company’s actual losses incurred may be more or less than the Company’s previously developed estimates. As shown in the table above, if the amounts listed on the line labeled “Incurred losses related to: Prior years” are negative (redundant) this means that the Company’s actual losses incurred related to prior years for these lines were less than the estimates previously made by the Company. If the line labeled “Incurred losses related to: Prior years” are positive (deficient) this means that the Company’s actual losses incurred related to prior years for these lines were greater than the estimates previously made by the Company.

The group term life case and IBNR reserve redundancies in all years are due to actual mortality rates running below those assumed in prior year reserves, and actual recovery rates running higher than those assumed in prior year reserves.

Group disability case and IBNR reserves show redundancies in all years due to actual claim recovery rates exceeding those assumed in prior year reserves.

The Company’s group disability products include short and long term disability coverage. Case and IBNR reserves for long-term disability claims have been discounted at 5.25% for claims incurred in 2010 and earlier, 4.75% for claims incurred in 2011 and 2012, and 4.25% for claims incurred in 2013. The amount of discounts deducted from outstanding reserves as of December 31, 2013 and 2012 are $365,234 and $388,934 respectively.

Long Duration Contracts

The Company’s long duration contracts are primarily comprised of preneed life insurance and annuity policies, life insurance policies (no longer offered), and FFG and LTC disposed businesses. The principal products and services included in these categories are described in the summary of significant accounting policies. See Note 2 for further information.

Preneed Business

Interest and discount rates for preneed life insurance vary by year of issuance and product, and ranged from 4.7% to 7.3% in 2013 and 2012 before provisions for adverse deviation, which ranged from 0.2% to 0.5% in both 2013 and 2012.

Interest and discount rates for traditional life insurance (no longer offered) vary by year of issuance and products and were 7.5% grading to 5.3% over 20 years in 2013 and 2012 with the exception of a block of pre-1980 business which had a level 8.8% discount rate in both 2013 and 2012.

Mortality assumptions are based upon pricing assumptions and modified to allow for provisions for adverse deviation.  Surrender rates vary by product and are based upon pricing assumptions.

Future policy benefit increases on preneed life insurance policies ranged from 1.0% to 7.0% in 2013 and 2012. Some policies have future policy benefit increases that are guaranteed or tied to equal some measure of inflation. The inflation assumption for most of these inflation-linked benefits was 3.0% in both 2013 and 2012 with the exception of most policies issued in 2005 through 2007 where the assumption was 2.3%.

The reserves for preneed annuities are based on assumed interest rates credited on deferred annuities, which vary by year of issue, and ranged from 1.0% to 5.5% in 2013 and 2012. Withdrawal charges, if any, can range from 7.0% to 0.0% and grade to zero over a period of seven years.

FFG and LTC

Reserves for businesses previously disposed of by FFG and LTC are included in the Company’s reserves in accordance with the insurance guidance.  The Company maintains an offsetting reinsurance recoverable related to these reserves. See Note 9 for further information.

11.           Retirement and Other Employee Benefits

The Parent sponsors a non-contributory, qualified defined benefit pension plan and certain non-contributory, non-qualified post retirement benefits covering employees who meet eligibility requirements as to age and length of service.  Plan assets of the qualified defined benefit plan are not specifically identified by each participating subsidiary.  Therefore, a breakdown of plan assets is not reflected in these consolidated financial statements.  The Company has no legal obligation for benefits under these plans.  The benefits are based on years of service and career compensation.  The Parent’s pension plan funding policy is to contribute amounts to the plan sufficient to meet the minimum funding requirements set forth in the Employee Retirement Income Security Act of 1974, plus additional amounts as the Parent may determine to be appropriate from time to time up to the maximum permitted, and to charge each subsidiary an allocable amount based on its employee pensionable earnings. Pension costs allocated to the Company amounted to $8,321, $8,143 and $6,180 for 2013, 2012 and 2011, respectively.

As of January 1, 2014, the Parent’s Pension and Executive Pension Plans are no longer offered to new hires. Current employees will not be affected and will continue to accrue benefits under the Parent’s Pension and Executive Pension Plans. Employees who are currently eligible, but not yet participating in the Parent’s Pension and Executive Pension Plans, will remain eligible to participate in the future once they meet the Parent’s Pension and Executive Pension Plans’ requirements.

The Parent sponsors a defined contribution plan covering substantially all employees. The defined contribution plan provides benefits payable to participants on retirement or disability and to beneficiaries of participants in the event of the participant’s death. The amounts expensed by the Company related to this plan were $5,781, $5,790 and $5,722 for 2013, 2012 and 2011, respectively.

With respect to retirement benefits, the Company participates in other health care and life insurance benefit plans (postretirement benefits) for retired employees, sponsored by the Parent.  On July 1, 2011, the Parent terminated certain health care benefits for employees who do not qualify for “grandfathered” status and will no longer offer these benefits to new hires.  The Parent contribution, plan design and other terms of remaining benefits will not change for those grandfathered employees.  The Parent has the right to modify or terminate these benefits.   During 2013, 2012 and 2011 the Company incurred expenses related to postretirement benefits of $321, $309 and $414, respectively.

12.	Deferred Acquisition Costs

Information about deferred acquisition costs is as follows:

	Years Ended December 31,
	2013	2012	2011
Beginning balance	$20,600	$18,637	$19,666
Costs deferred	32,359	28,993	25,893
Amortization	(28,438)	(27,030)	(26,922)
Ending balance	$24,521	$20,600	$18,637

13.	Goodwill, VOBA and Other Intangible Assets

Information about goodwill is as follows:
	Goodwill for the Years Ended
	December 31,
	2013	2012	2011
Balance as of January 1:
Goodwill	$156,817	$156,817	$156,817
Accumulated impairment losses	(139,532)	(139,532)	(139,532)
Balance as of December 31:	$17,285	$17,285	$17,285

In accordance with the goodwill guidance, goodwill is deemed to have an indefinite life and should not be amortized, but rather must be tested, at least annually, for impairment. In addition, goodwill should be tested for impairment between annual tests if an event occurs or circumstances change that would “more likely than not” reduce the estimated fair value of the Company below its carrying value.

The goodwill impairment test has two steps.  Step 1 of the test identifies potential impairments, by comparing the estimated fair value of the Company to its net book value.  If the estimated fair value exceeds its net book value, there is no impairment of goodwill and Step 2 is unnecessary.  However, if the net book value exceeds the estimated fair value, then Step 1 is failed, and Step 2 is performed to determine the amount of the potential impairment.  Step 2 utilizes acquisition accounting guidance and requires the fair value calculation of all individual assets and liabilities of the Company (excluding goodwill, but including any unrecognized intangible assets).  The net fair value of assets less liabilities is then compared to the Company’s total estimated fair value as calculated in Step 1.  The excess of fair value over the net asset value equals the implied fair value of goodwill.  The implied fair value of goodwill is then compared to the carrying value of goodwill to determine the Company’s goodwill impairment.

During September 2011, the FASB issued amended intangibles – goodwill and other guidance.  This guidance provides the option to first assess qualitative factors to determine whether the existence of events or circumstances leads to a determination that it is more likely than not that the fair value of an entity is less than its carrying amount. If, after assessing the totality of events or circumstances, an entity determines it is not more likely than not that its fair value is less than its carrying amount, then performing the two-step impairment test is unnecessary.   However, if an entity concludes otherwise, then it is required to perform the first step of the two-step impairment test, described above.

In the fourth quarters of 2013, 2012 and 2011, we conducted our annual assessments of goodwill.

In 2013, 2012 and 2011, the Company performed a Step 1 test. Based on these tests, it was determined that goodwill was not impaired.

Information about VOBA is as follows:

	For the Years Ended December 31,
	2013	2012	2011

Beginning balance	$13,105	$14,833	$16,697
Amortization, net of interest accrued	(1,550)	(1,728)	(1,864)
Ending balance	$11,555	$13,105	$14,833

As of December 31, 2013, the entire outstanding balance of VOBA relates to the Company’s preneed business.  VOBA in this business assumes an interest rate ranging from 5.4% to 7.5%.

At December 31, 2013 the estimated amortization of VOBA for the next five years and thereafter is as follows:

Year	Amount
2014	$1,425
2015	1,323
2016	1,227
2017	1,131
2018	961
Thereafter	5,488

Total	$11,555

Information about other intangible assets is as follows:

	As of December 31,
	2013			2012
	Carrying Value	Accumulated Amortization	Net Other Intangible Assets	Carrying Value	Accumulated Amortization	Net Other Intangible Assets
Contract based intangibles	$ 38,020	$ (21,472)	$ 16,548	$ 38,020	$ (19,685)	$ 18,335

Other intangible assets that have finite lives are amortized over their useful lives. The estimated amortization of other intangible assets, which mainly include customers contracts, are as follows:

Year	Amount
2014	$1,787
2015	1,787
2016	1,787
2017	1,787
2018	1,787
Thereafter	7,613

Total other intangible assets with finite lives	$16,548

14.           Accumulated Other Comprehensive Income

Certain amounts included in the consolidated statements of comprehensive income are net of reclassification adjustments. The following tables summarize those reclassification adjustments (net of taxes):

	Twelve Months Ended December 31, 2013
	Unrealized gains on securities	OTTI	Accumulated other comprehensive income
Balance at December 31, 2012	$311,354	$9,236	$320,590
Other comprehensive loss before reclassifications	(147,640)	(1,513)	(149,153)
Amounts reclassified from accumulated other comprehensive income	7,632	1,032	8,664
Net current-period other comprehensive loss	(140,008)	(481)	(140,489)
Balance at December 31, 2013	$171,346	$8,755	$180,101

	Twelve Months Ended December 31, 2012
	Unrealized gains on securities	OTTI	Accumulated other comprehensive income
Balance at December 31, 2011	$211,368	$5,743	$217,111
Other comprehensive income before reclassifications	96,013	3,524	99,537
Amounts reclassified from accumulated other comprehensive income	3,973	(31)	3,942
Net current-period other comprehensive income	99,986	3,493	103,479
Balance at December 31, 2012	$311,354	$9,236	$320,590

	Twelve Months Ended December 31, 2011
	Unrealized gains on securities	OTTI	Accumulated other comprehensive income
Balance at December 31, 2010	$107,706	$6,380	$114,086
Other comprehensive income before reclassifications	103,000	25	103,025
Amounts reclassified from accumulated other comprehensive income	662	(662)	0
Net current-period other comprehensive income (loss)	103,662	(637)	103,025
Balance at December 31, 2011	$211,368	$5,743	$217,111

The following tables summarize the reclassifications out of accumulated other comprehensive income:

Details about accumulated other comprehensive income components	Amount reclassified from accumulated other comprehensive income			Affected line item in the statement where net income is presented
	Years Ended December 31,
	2013	2012	2011
Unrealized gains on securities	$11,741	$6,113	$1,018	Net realized gains on investments, excluding other-than-temporary impairment losses
	(4,109)	(2,140)	(356)	Provision for income taxes
	$7,632	$3,973	$662	Net of tax
OTTI	$1,588	$(47)	$(1,018)	Portion of net loss (gain) recognized in other comprehensive income, before taxes
	(556)	16	356	Provision for income taxes
	$1,032	$(31)	$(662)	Net of tax
Total reclassifications for the period	$8,664	$3,942	$0	Net of tax

15.	Related Party Transactions

The Company receives various services from the Parent and its affiliates.  These services include assistance in benefit plan administration, corporate insurance, accounting, tax, information technology, auditing, investment, actuarial and other administrative functions.  The net fees paid for these services to the Parent and its affiliates for the years ended December 31, 2013, 2012 and 2011, were $68,848, $78,866 and $92,366, respectively.

Administrative expenses allocated for the Company may be greater or less than the expenses that would be incurred if the Company were operating as a separate company.

16.           Commitments and Contingencies

The Company leases office space and equipment under operating lease arrangements. Certain facility leases contain escalation clauses based on increases in the lessors’ operating expenses.  At December 31, 2013, the aggregate future minimum lease payments under these operating lease agreements that have initial or non-cancelable terms in excess of one year are:

2014	$6,083
2015	5,943
2016	5,788
2017	5,127
2018	4,503
Thereafter	63,823
Total minimum future lease payments	$91,267

Rent expense was $6,225, $6,377 and $6,697 for 2013, 2012 and 2011, respectively.

The Company is involved in litigation in the ordinary course of business, both as a defendant and as a plaintiff.  The Company may from time to time be subject to a variety of legal and regulatory actions relating to the Company’s current and past business operations.

Although the Company cannot predict the outcome of any action, it is possible that the outcome of such matters could have a material adverse effect on the Company’s consolidated results of operations or cash flows for an individual reporting period. However, based on currently available information, management does not believe that any pending matters are likely to have a material adverse effect, individually or in the aggregate, on the Company’s financial condition.

Union Security Insurance Company
at December 31, 2013

Schedule I—Summary of Investments Other–Than–Investments in Related Parties

	Cost or Amortized Cost	Fair Value	Amount at which shown in balance sheet
	(in thousands)
Fixed maturity securities:
United States Government and government agencies and authorities	$22,562	$22,831	$22,831
States, municipalities and political subdivisions	46,457	48,544	48,544
Foreign governments	22,381	24,453	24,453
Asset-backed	789	851	851
Commercial mortgage-backed	5,223	5,537	5,537
Residential mortgage-backed	72,219	77,742	77,742
Corporate	2,146,023	2,412,526	2,412,526

Total fixed maturity securities	2,315,654	2,592,484	2,592,484

Equity securities:
Common stocks	92	418	418
Non-redeemable preferred stocks	94,375	99,848	99,848
Total equity securities	94,467	100,266	100,266
Commercial mortgage loans on real estate, at amortized cost	562,368	632,820	562,368
Policy loans	12,461	12,461	12,461
Short-term investments	64,457	64,457	64,457
Collateral held/pledged under securities agreements	42,229	42,232	42,232
Other investments	116,785	116,785	116,785

Total investments	$3,208,421	$3,561,505	$3,491,053

Union Security Insurance Company
for the years ended December 31, 2013, 2012 & 2011

Schedule III—Supplementary Insurance Information

	Deferred acquisition costs	Future policy benefits and expenses	Unearned premiums	Claims and benefits payable	Premium revenues	Net investment income	Benefits claims, losses and settlement expenses	Amortization of deferred policy acquisition costs	Other* operating expenses

					(in thousands)
2013	$24,521	$2,743,876	$30,535	$1,679,730	$1,001,631	$182,960	$745,247	$28,438	$349,782

2012	$20,600	$2,804,648	$30,021	$1,695,090	$1,007,986	$198,728	$731,862	$27,030	$348,020

2011	$18,637	$2,897,210	$32,738	$1,761,578	$1,074,316	$203,635	$817,575	$26,921	$351,527

* Includes amortization of value of business acquired and underwriting, general and administration expenses.

Union Security Insurance Company
for the years ended December 31, 2013
Schedule IV - Reinsurance

	Direct amount	Ceded to other Companies	Assumed from other Companies	Net amount	Percentage of amount assumed to net
Life Insurance in Force	$ 73,382,530	$ 10,129,336	$ 954,647	$ 64,207,841	1.5%

Premiums:
Life insurance	$ 275,659	$ 81,965	$ 4,983	$ 198,677	2.5%
Accident and health insurance	755,076	97,819	145,697	802,954	18.1%
Total earned premiums	$ 1,030,735	$ 179,784	$ 150,680	$ 1,001,631	15.0%

Benefits:
Life insurance	$ 380,798	$ 237,530	$ 20,624	$ 163,892	12.6%
Accident and health insurance	537,002	97,064	141,417	581,355	24.3%
Total policyholder benefits	$ 917,800	$ 334,594	$ 162,041	$ 745,247	21.7%

Union Security Insurance Company
for the years ended December 31, 2012

Schedule IV - Reinsurance

	Direct amount	Ceded to other Companies	Assumed from other Companies	Net amount	Percentage of amount assumed to net
Life Insurance in Force	$71,453,196	$10,860,008	$981,157	$61,574,345	1.6%

Premiums:
Life insurance	$279,385	$89,869	$8,176	$197,692	4.1%
Accident and health insurance	760,390	100,033	149,937	810,294	18.5%
Total earned premiums	$1,039,775	$189,902	$158,113	$1,007,986	15.7%

Benefits:
Life insurance	$392,126	$253,829	$21,674	$159,971	13.5%
Accident and health insurance	486,912	51,151	136,130	571,891	23.8%
Total policyholder benefits	$879,038	$304,980	$157,804	$731,862	21.6%

Union Security Insurance Company
for the years ended December 31, 2011

Schedule IV - Reinsurance

	Direct amount	Ceded to other Companies	Assumed from other Companies	Net amount	Percentage of amount assumed to net
Life Insurance in Force	$71,604,673	$11,811,625	$6,534,460	$66,327,508	9.9%

Premiums:
Life insurance	$285,047	$94,132	$15,746	$206,661	7.6%
Accident and health insurance	785,022	95,513	178,146	867,655	20.5%
Total earned premiums	$1,070,069	$189,645	$193,892	$1,074,316	18.0%

Benefits:
Life insurance	$427,479	$272,036	$34,276	$189,719	18.1%
Accident and health insurance	602,212	138,784	164,428	627,856	26.2%
Total policyholder benefits	$1,029,691	$410,820	$198,704	$817,575	24.3%

Union Security Insurance Company
as of December 31, 2013, 2012 and 2011

Schedule V—Valuation and Qualifying Accounts

		Additions
	Balance at Beginning of Year	Charged to Costs and Expenses	Charged to Other Accounts	Deductions	Balance at End of Year
2013:
Valuation allowance for mortgage loans on real estate	$3,646	$(1,599)	$0	$0	$2,047
Valuation allowance for uncollectible agents balances	4,530	(68)	0	0	4,462
Valuation allowance for uncollectible accounts	16	6	0	0	22

Total	$8,192	$(1,661)	$0	$0	$6,531

2012:
Valuation allowance for mortgage loans on real estate	$5,381	$(1,735)	$0	$0	$3,646
Valuation allowance for uncollectible agents balances	4,655	(67)	0	58	4,530
Valuation allowance for uncollectible accounts	43	(27)	0	0	16

Total	$10,079	$(1,829)	$0	$58	$8,192

2011:
Valuation allowance for deferred tax assets	$10,523	$(10,523)	$0	$0	$0
Valuation allowance for mortgage loans on real estate	12,434	679	0	7,732	5,381
Valuation allowance for uncollectible agents balances	4,671	(16)	0	0	4,655
Valuation allowance for uncollectible accounts	0	43	0	0	43

Total	$27,628	$(9,817)	$0	$7,732	$10,079

PART C:

OTHER INFORMATION

Item 26. EXHIBITS

Exhibit number Description of Exhibit

(a)	Resolution of the Board of Directors of Fortis Benefits Insurance Company (“Fortis”) authorizing the establishment of the Separate Account.(Note 1)

(b)	Custodian Agreements.
Not Applicable

(c)	Principal Underwriter and Servicing Agreement

(d)	Form of Variable Life Insurance Policy (Note 2):
(i)	Accelerated Death Benefit Rider. (Note 3)
(ii)	Additional Insurance Rider. (Note 3
(iii)	Child Insurance Rider (Note 3)
(iv)	Cost of Living Adjustment Rider (Note 3)
(v)	Primary Insured Rider (Note 3)
(vi)	Waiver of Monthly Deduction Amount Rider (Note 3)
(vii)	Waiver of Select Amount Rider (Note 3)

(e)	Form of Application for Variable Life Insurance Policy (Note 1):

(f)	Depositor’s Certificate of Incorporation and By-Laws:
(i)	Restated and Amended Articles of Incorporation of Union Security Insurance Company. (Note 5)
(ii)	Restated Bylaws of Union Security Insurance Company. (Note 4)

(g)	Reinsurance Contracts:
(i)	American United Life Insurance Company. (Note 3)
(1) Amendment No. 4. (Note 8)
(ii)	Lincoln National Life Insurance Company (Note 3)
(iii)	RGA Reinsurance Company (Note (3)
(iv)	Security Life of Denver Insurance Company( Note 3)
(v)	The Prudential Insurance Company of America. (Note 6)

(h)	Participation Agreements:
(i)	Hartford Series Fund, Inc. and Hartford Series Fund II, Inc.(Note 3)
(ii)	Fidelity Distributors Corporation
(iii)	Fidelity Distributors Corporation, Amendment 1 dated 09/18/2013

(i)	Administrative Services Agreements and Amendments.
(i)	Hartford Series Fund, Inc. and Hartford Series Fund II, Inc.(Note 3)
(ii)	The Prudential Insurance Company of America (Note 6)

(j)	Other Material Contracts
Not Applicable

(k)	Legal Opinion and Consent of Counsel

(l)	Actuarial Opinion. Not Applicable.

(m)	Calculation. Not Applicable

(n)	Other Opinions.
(i)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.
(ii)	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm
(iii)	Copy of Power of Attorney

(o)	Omitted Financial Statements. None.

(p)	Initial Capital Agreements. Not Applicable.

(q)	Redeemability Exemption:
(i)	Memorandum describing transfer and redemption procedures

(Note 1)	Incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement File No. 33-65243 filed with the Commission on April 22, 2002..
(Note 2)	Incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement File No. 33-03919 filed with the Commission on April 22, 2002.
(Note 3)	Incorporated by reference to Post-Effective Amendment No. 20 to the Registration Statement, File No. 333-69327, dated April 25, 2012.
(Note 4)	Incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement File No. 333-63935 filed with the Commission on November 16, 2009.
(Note 5)	Incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement File No. 033-65243, filed with the Securities and Exchange Commission on April 22, 2013.
(Note 6)	Incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement on Form N-6, File No. 333-69327, filed with the Securities and Exchange Commission on April 22, 2013.

Item 27. Partial List of Officers and Directors

Name and Address	Position and Offices With Depositor
Miles B. Yakre(1)	Senior Vice President, Chief Financial Officer and Treasurer, Director
S. Craig Lemasters(2)	Director
Michael J. Peninger(3)	Chairman of Board
Sylvia Wagner(3)	Director
John Steven Roberts(1)	President and Chief Executive Officer, Director
Christopher J. Pagano(3)	Director
(1) Address: 2323 Grand Boulevard, Kansas City, MO 64108
(2) Address: 260 Interstate North Circle, NW, Atlanta, GA 33039
(3) Address: Assurant, Inc., One Chase Manhattan Plaza, New York, NY 10005

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement, File No. 033-65243, filed on April 15, 2014.

Item 29. Indemnification

Union Security’s By-Laws provide for indemnity and payment of expenses of Union Security’s officers, directors and employees in connection with certain legal proceedings, judgments, and settlements arising by reason of their service as such, all to the extent and in the manner permitted by law. Applicable Kansas law generally permits payment of such indemnification and expenses if the person seeking indemnification has acted in good faith and in a manner that he reasonably believed to be in the best interests of the Registrant and if such person has received no improper personal benefit, and in a criminal proceeding, if the person seeking indemnification also has no reasonable cause to believe his conduct was unlawful.

There are agreements in place under which the underwriter and affiliated persons of the Registrant may be indemnified against liabilities arising out of acts or omissions in connection with the offer of the Contracts; provided however, that so such indemnity will be made to the underwriter or affiliated persons of the Registrant for liabilities to which they would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriters

(a) Pruco Securities, LLC ("Prusec"), an indirect wholly-owned subsidiary of Prudential Financial, acts as the Registrant's principal underwriter of the Policy.  Prusec, organized on September 22, 2003 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a registered member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).  (Prusec is a successor company to Pruco Securities Corporation, established on February 22, 1971.)  Prusec's principal business address is 751 Broad Street, Newark, New Jersey 07102.

Prusec acts as principal underwriter and general distributor for the following separate investment accounts and their affiliates:

Pruco Life Variable Universal Account
Pruco Life Variable Appreciable Account
Pruco Life of New Jersey Variable Appreciable Account
The Prudential Variable Appreciable Account
Pruco Life PRUvider Variable Appreciable Account
Pruco Life Variable Insurance Account
Pruco Life of New Jersey Variable Insurance Account
Union Security Insurance Company – Variable Account C

The Contract is sold by registered representatives of Prusec who are also authorized by state insurance departments to do so.  The Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so.

(b)

MANAGERS AND OFFICERS OF PRUCO SECURITIES, LLC
(“Prusec”)

Name and Principal Business Address --------------------------------------------------	Position and Office With Prusec ---------------------------------------------
Caroline Feeney (Note 1)	Chairman of the Board, Manager
John G. Gordon (Note 1)	President, Manager, Chief Operating Officer
Steven Weinreb (Note 3)	Vice President, Controller, Chief Financial Officer
Jeffrey Sheftic (Note 5)	Vice President
John D. McGovern (Note 1)	Vice President, Chief Compliance Officer
Ronald P. Herrmann (Note 1)	Vice President
Richard W. Kinville (Note 2)	Vice President, Anti-Money Laundering Officer
William D. Wilcox (Note 9)	Chief Legal Officer
John D. Rosero (Note 1)	Secretary
Charles E. Anderson (Note 8)	Vice President
Adam Scaramella (Note 10)	Vice President and Assistant Secretary
Margaret M. Foran (Note 2)	Vice President, Assistant Secretary
Mark A. Hug (Note 1)	Vice President, Manager
Patrick L. Hynes (Note 5)	Vice President
Charles M. O'Donnell (Note 1)	Vice President
Michele Talafha (Note 4)	Assistant Vice President
Kent D. Sluyter (Note 1)	Manager
Robert F. O'Donnell (Note 7)	Manager
Stuart S. Parker (Note 3)	Manager
Matthew J. Voelker (Note 6)	Manager
David Campen (Note 1)	Assistant Controller
Robert Szuhany (Note 1)	Assistant Controller
Daniel D. Rappoccio (Note 3)	Assistant Controller
Mary E. Yourth (Note 1)	Assistant Controller
Cathleen M. Paugh (Note 2)	Treasurer
Kathleen C. Hoffman (Note 2)	Assistant Treasurer
Laura J. Delaney (Note 2)	Assistant Treasurer
John M. Cafiero (Note 2)	Assistant Secretary
Sun-Jin Moon (Note 1)	Assistant Secretary
Patricia Christian (Note 1)	Assistant Secretary
Mary Jo Reich (Note 1)	Assistant Secretary

(Note 1) 213 Washington Street, Newark, NJ 07102
(Note 2) 751 Broad Street, Newark, NJ 07102
(Note 3) Three Gateway Center, Newark, NJ 07102
(Note 4) One New York Plaza, New York, NY 10292
(Note 5) 200 Wood Avenue South, Iselin, NJ 08830
(Note 6) 2998 Douglas Boulevard, Suite 220, Roseville, CA 95661
(Note 7) One Corporate Drive, Shelton, CT 06484
(Note 8) 13001 Bass Lake Road, Plymouth, MN 55442
(Note 9) 280 Trumball Street, 1 Commercial Plaza, Hartford, CT 06103-3509
(Note 10) 2101 Welsh Rd, Dresher, PA 19025-5000

(c)  Prusec passes through the gross distribution revenue it receives to broker-dealers for their sales and does not retain any portion of it in return for its services as distributor for the Contracts.  However, Prusec does retain a portion of compensation it receives with respect to sales by its representatives.  Prusec retained compensation of $2,192,800 in 2013, $2,168,552 in 2012, and $2,477,021 in 2011.  Prusec offers the Contract on a continuous basis.

The sum of the chart below is $58,142,132, which represents Prusec's total 2013 Variable Life Distribution Revenue.  The amount includes both agency distribution and broker-dealer distribution.

Compensation received by Prusec during the last fiscal year with respect to variable life insurance products.
Principal Underwriter	Gross Distribution Revenue*	Compensation on Events Occasioning the Deduction of a Deferred Sales Load	Brokerage Commissions**	Other Compensation
Prusec	$43,855,992	$-0-	$14,286,140	$-0-
* Represents Variable Life Distribution Revenue for the agency channel.
** Represents Variable Life Distribution Revenue for the broker-dealer channel.

Because Prusec registered representatives who sell the Contracts are also our life insurance agents, they may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we or our affiliates offer, such as conferences, trips, prizes, and awards, subject to applicable regulatory requirements.  In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses.

Item 31. Location of Accounts and Records

The accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by the following:

Union Security Insurance Company	500 Bielenberg Drive, Woodbury, MN 55125
Pruco Securities, LLC	751 Broad Street, Newark, New Jersey 07102-3777
The Prudential Insurance Company of America	751 Broad Street, Newark, NJ 07102

Item 32. Management Services

On January 2, 2013, Hartford Life and Annuity Insurance Company (“Hartford”) entered into agreements with The Prudential Insurance Company of America (“Prudential”) under which Prudential reinsured the obligations of Hartford under the variable life policies and provides administration for the policies. Prior to January 2, 2013, Hartford provided administration for the policies issued by Union Security Insurance Company (“USIC”) in accordance with the terms of the Administrative Services Agreement dated April 1, 2001 by and between USIC and Hartford (“Hartford Administrative Services Agreement”).

Item 33. Representation of Reasonableness of Fees

Union Security hereby represents that the aggregate fees and charges under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Union Security Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf, in the City of Newark, and State of New Jersey on this 15th day April, 2014.

VARIABLE ACCOUNT C
(Registrant)

By: /s/ John Steven Roberts* John Steven Roberts President and Chief Executive Officer, Director*	*By: /s/ Erin C. Schwerzmann Erin C. Schwerzmann Attorney-In-Fact

UNION SECURITY INSURANCE COMPANY
(Depositor)

By: /s/ John Steven Roberts* John Steven Roberts President and Chief Executive Officer, Director*

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons and in the capacities and on the dates indicated.

Name and Title
Miles B. Yakre, Senior Vice  President, Chief Financial Officer and Treasurer, Director*
S. Craig Lemasters, Director*
Michael J. Peninger, Chairman of the Board*
Sylvia Wagner, Director*
John Steven Roberts, President and Chief Executive Officer, Director*
Christopher J. Pagano, Director*

* By: /s/ Erin C. Schwerzmann Erin C. Schwerzmann (Attorney-in-Fact)

EXHIBIT INDEX

Item 26.

(c) Principal Underwriter	Principal Underwriter and Servicing Agreement.	C-

(h) Participation Agreements	Fidelity Distributors Corporation	C-
	Fidelity Distributors Corporation, Amendment 1 dated 09/18/2013	C-

(k) Legal Opinion and Consent:	Opinion and Consent of Counsel.	C-

(n) Auditor Consent:	(i) Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.	C-
(ii) Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm.
(iii) Copy of Power of Attorney

(q) Redeemability Exemption :
Memorandum describing Prudential's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-3(T)(b)(12)(iii) and method of computing adjustments in payments and cash surrender values upon conversion to fixed-benefit policies pursuant to Rule 6e-3(T)(b)(13)(v)(B).
C-